UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENTCOMPANIES

                  Investment Company Act file number 811-03395
                                                     ---------

                      FRANKLIN FEDERAL TAX-FREE INCOME FUND
                      -------------------------------------
               (Exact name of registrant as specified in charter)

                 ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                 -----------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area Code: (650) 312-2000
                                                           --------------

Date of fiscal year end: 4/30
                         ----

Date of reporting period: 4/30/09
                          --------

      ITEM 1. REPORTS TO STOCKHOLDERS.


APRIL 30, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
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                                   [GRAPHIC]

                                                                 TAX-FREE INCOME

                                    FRANKLIN
                          FEDERAL TAX-FREE INCOME FUND

                      (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - Templeton - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   [GRAPHIC]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1
ANNUAL REPORT
Franklin Federal Tax-Free Income Fund .....................................    5
Performance Summary .......................................................   10
Your Fund's Expenses ......................................................   15
Financial Highlights and Statement of Investments .........................   17
Financial Statements ......................................................   54
Notes to Financial Statements .............................................   57
Report of Independent Registered Public Accounting Firm ...................   65
Tax Designation ...........................................................   66
Board Members and Officers ................................................   67
Shareholder Information ...................................................   72

Shareholder Letter

Dear Shareholder:

The 12-month period ended April 30, 2009, was an extraordinary and stressful time for investors and those of us who have worked in financial markets for many years. During this turbulent period, the U.S. recession deepened, credit markets froze and housing prices plummeted. Most stocks and bonds suffered major losses as investors worried about an uncertain future. With a new president, Barack Obama, the country and the financial markets were eager to see how effectively the government could address these problems. Although this environment is bound to provoke great concern, we think it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility before and remain committed to our long-term perspective and disciplined investment philosophy.

With the economy officially in recession since December 2007, economic growth contracted during the 12-month reporting period. The national housing market continued its severe correction with drops in housing starts and prices. The Conference Board's Consumer Confidence Index dropped to the lowest level since it began in 1967. The unemployment rate rose from 5.0% to 8.9% over the 12-month period.(1)

The freezing of credit and financial markets in the U.S. and the rest of the world was the dominant -- and still developing -- story. Despite various attempts by the Federal Reserve Board (Fed) and the Treasury Department to inject liquidity into the system and "rescue" such companies as Bear Stearns, Fannie Mae, Freddie Mac, Merrill Lynch and American International Group, fears and

(1.) Source: Bureau of Labor Statistics.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
concerns about the health of our major financial institutions created a crisis on Wall Street that we believe has not been seen since the 1930s. These fears intensified when Lehman Brothers filed for bankruptcy in September 2008. In early October the Senate and House approved a modified troubled asset relief plan, or TARP, providing aid for financial institutions. As the crisis of confidence and credit freeze spread around the world, many other countries and central banks took measures to promote liquidity and help financial institutions within their own borders. Largely in reaction to financial market upheaval, the 10-year U.S. Treasury yield experienced considerable volatility and declined from 3.77% to 3.16% over the period, reflecting a "flight to quality" by investors the world over.

On February 17, 2009, President Obama signed into law a $787 billion stimulus plan known as the American Recovery and Reinvestment Act of 2009, which, at the least, is expected by many to cushion the effects of the ongoing recession for taxpayers, consumers, businesses, and state and local governments. At most, others expect the Act will end the recession and promote renewed growth.

In response to these economic conditions, the Federal Open Market Committee lowered the federal funds target rate from 2.00% at the beginning of the period to a range of 0% to 0.25% by period-end. The Fed's current challenge is to soften the effects of the economic recession, reduce deflation risks and maintain a healthy financial system to restart lending throughout the economy. At period-end, the Fed did not regard inflation as an immediate threat. Rather, it was DEFLATION, or the threat of it, that began to concern an increasing number of economists. The Fed and the U.S. Treasury continued to take steps they thought were necessary to preserve the integrity of U.S. and global financial markets. In March 2009, they announced measures intended to facilitate lending by banks and further ease credit markets. These included the Fed's decision to purchase $300 billion in Treasury bonds in the open markets and Treasury


                       2 | Not part of the annual report

Secretary Geithner's proposal for a partnership between the government and private investors to purchase and manage "toxic assets" from U.S. banks.

Almost every major market experienced unusually volatile performance during the reporting period. The municipal bond market, as measured by the Barclays Capital
(BC) Municipal Bond Index, lost value in the second half of 2008 but rebounded in 2009. The index returned +3.11% for the 12-month review period.(2) Long-term municipal bonds, which generally make up a significant portion of our portfolios, had a -3.95% return for the same period.(3)

We believe it is especially important during difficult times to keep a clear head and long-term outlook and to consult with your financial advisor. Your financial advisor can review your portfolio and help you reassess your needs, goals and risk tolerance. Investors with discipline and a sound investment plan may find favorable long-term opportunities when markets decline.

In the enclosed annual report for Franklin Federal Tax-Free Income Fund, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find other performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

(2.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch.

(3.) Source: (C) 2009 Morningstar. The BC Municipal Long Bond Index is the long
     (22+ years) component of the BC Municipal Bond Index.


                       Not part of the annual report | 3

Please check our website at franklintempleton.com for special portfolio manager commentary during this period of uncertainty. Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin Federal Tax-Free Income Fund


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.
Senior Vice Presidents and
Co-Directors Franklin Municipal Bond
Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       4 | Not part of the annual report

Annual Report

Franklin Federal Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Federal Tax-Free Income Fund seeks to provide as high a level of income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in investment-grade municipal securities that pay interest free from such taxes.(1)

CREDIT QUALITY BREAKDOWN*
4/30/09

                                % OF TOTAL
RATINGS                  LONG-TERM INVESTMENTS**
-------                  -----------------------
AAA                               26.7%
AA                                32.8%
A                                 18.5%
BBB                               12.0%
Below Investment Grade             0.9%
Not Rated by S&P                   9.1%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**   Does not include short-term investments and other net assets.

RATINGS                  MOODY'S   INTERNAL
-------                  -------   --------
AAA or Aaa                 0.2%      0.8%
AA or Aa                   3.2%       --
A                          3.1%      0.1%
BBB or Baa                 1.0%      0.5%
Below Investment Grade     0.1%      0.1%
                           ---       ---
Total                      7.6%      1.5%

This annual report for Franklin Federal Tax-Free Income Fund covers the fiscal year ended April 30, 2009.

(1.) Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                               Annual Report | 5

DIVIDEND DISTRIBUTIONS(2)

                                  DIVIDEND PER SHARE
                 ----------------------------------------------------
MONTH              CLASS A      CLASS B      CLASS C    ADVISOR CLASS
-----            ----------   ----------   ----------   -------------
May 2008         4.27 cents   3.70 cents   3.72 cents     4.37 cents
June 2008        4.37 cents   3.82 cents   3.84 cents     4.44 cents
July 2008        4.37 cents   3.82 cents   3.84 cents     4.44 cents
August 2008      4.37 cents   3.82 cents   3.84 cents     4.44 cents
September 2008   4.45 cents   3.91 cents   3.92 cents     4.53 cents
October 2008     4.45 cents   3.91 cents   3.92 cents     4.53 cents
November 2008    4.45 cents   3.91 cents   3.92 cents     4.53 cents
December 2008    4.45 cents   3.96 cents   3.94 cents     4.53 cents
January 2009     4.45 cents   3.96 cents   3.94 cents     4.53 cents
February 2009    4.45 cents   3.96 cents   3.94 cents     4.53 cents
March 2009       4.50 cents   3.99 cents   4.03 cents     4.58 cents
April 2009       4.50 cents   3.99 cents   4.03 cents     4.58 cents

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, decreased from $11.82 on April 30, 2008, to $11.21 on April 30, 2009. The Fund's Class A shares paid dividends totaling 53.08 cents per share for the reporting period.(2) The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.61% based on an annualization of April's 4.50 cent per share dividend and the maximum offering price of $11.71 on April 30, 2009. An investor in the 2009 maximum federal personal income tax bracket of 35.00% would need to earn a distribution rate of 7.09% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B, C and Advisor shares' performance, please see the Performance Summary.

MUNICIPAL BOND MARKET OVERVIEW

The year ended April 30, 2009, was highly unusual for the municipal bond market. Municipal bonds provide investors with tax-free income and historically have been a relatively stable, low-volatility investment. Municipal bond funds have also provided portfolio diversification, helping offset the volatility of higher risk asset classes, such as equities and many other fixed income securities. For the 12-month period ended April 30, 2009, the Barclays Capital (BC)

(2.) All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                               6 | Annual Report

Municipal Bond Index had a +3.11% total return compared with the +7.36% return of the BC U.S. Treasury Index.(3) However, the year under review, in our opinion, certainly could not be described as stable or low volatility for the municipal bond market.

The municipal bond market's problems started with the collapse of a few leveraged hedge funds, whose strategy was mainly focused on leveraging exposure to subprime mortgage-related collateralized debt obligations (CDOs). The damaging effects from such subprime-related exposure rapidly spread to other markets. The falling prices of the CDOs, due to illiquidity and increased expectations for mortgage defaults, led credit rating agencies to downgrade financial guaranty companies early in 2008. In 2008, the four major municipal insurers, AMBAC, MBIA, FGIC and FSA, had been insuring nearly half of new-issue municipal bonds and had maintained AAA ratings for many years. Although we believe historically they had been very good risk managers, during 2008 these insurers were downgraded below AAA.

The downgrades initially did not concern us because many of the issuers that used insurance were of high quality, and investment-grade municipal bonds had a historical default rate of less than 1%.(4) However, the downgrades shocked the market and caused problems for hedge funds and other leveraged market participants. As insured bonds declined in value during 2008, many hedge funds that had built up large municipal bond positions were forced to sell their insured bonds. This resulted in a significant supply/demand imbalance, and the value of insured bonds continued to plummet. Historically, insured bonds traded at higher prices than uninsured bonds; however, the value of insurance eroded considerably. At the same time, the auction rate securities market collapsed. Although traditional, non-leveraged mutual funds, retail buyers and property-and-casualty companies continued to support the market, the selling was overwhelming and helped cause some of the municipal bond market's worst performance in its history.

The municipal bond market stabilized through the spring and summer of 2008. Unfortunately, during this time the credit crisis started to spread across

(3.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The BC U.S. Treasury Index is the U.S. Treasury component of the U.S. Government Index and covers public obligations of the U.S. Treasury with a remaining maturity of one year or more.

(4.) Source: Standard & Poor's, "U.S. Municipal Ratings Transitions and
     Defaults, 1986-2009," RATINGSDIRECT, 3/11/09.


                               Annual Report | 7

PORTFOLIO BREAKDOWN
4/30/09

                                             % OF TOTAL
                                       LONG-TERM INVESTMENTS*
                                       ----------------------
Prerefunded                                     19.4%
Utilities                                       17.6%
Hospital & Health Care                          13.1%
Transportation                                  12.3%
Subject to Government Appropriations            10.6%
General Obligation                              10.2%
Tax-Supported                                    5.2%
Other Revenue                                    4.7%
Higher Education                                 4.3%
Corporate-Backed                                 1.7%
Housing                                          0.9%

*    Does not include short-term investments and other net assets.

the globe and almost no market was spared. Market psychology turned bearish as the credit crunch took hold. Access to credit was effectively shut down for close to a month, which spurred the Treasury and Federal Reserve Board to devise plans to ease the credit crisis.

September and October brought trends similar to those early in the period. The municipal bond market had even fewer buyers, mostly plain vanilla mutual funds and individual investors. Once again, selling by hedge funds and leveraged investors meeting redemptions was overwhelming and contributed to steep price declines. The leveraged participants had used a strategy focused on long-maturity bonds, and as they sold these positions, the long end of the yield curve was most adversely affected. Interest rates continued to climb higher toward the end of 2008 as demand waned.

So far, early 2009 appeared more positive. The forced selling by hedge funds and leveraged funds subsided, and positive cash flows once again characterized the market. Also helping the municipal bond market were large bond coupon payments at the beginning of 2009, a small new-issue calendar, and news that municipal issuers will benefit from the federal government's stimulus package. For example, the stimulus package allowed municipal issuers to issue bonds in the taxable bond market through the Build America Bond program. The program provided issuers with a federal government subsidy that lowered their net borrowing costs. As a result, many municipal issuers chose to issue taxable Build America Bonds instead of traditional tax-exempt bonds, decreasing the amount of new-issue supply and putting downward pressure on tax-exempt yields.

During the reporting period, we had the opportunity to purchase bonds at higher yields than were available in many years, which supported our Fund's dividend distributions. At period-end, we continued to be active in the market and felt that municipal bonds at current yields represented an attractive long-term opportunity. On April 30, 2009, yields for 10- and 30-year high-grade municipal bonds continued to exceed comparable Treasury yields, which is highly unusual.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, our portfolio becomes well


                               8 | Annual Report
diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Our value-oriented philosophy of investing primarily for income and a positive sloping municipal yield curve favored longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain fully invested in bonds ranging from 20 to 30 years in maturity with good call features. We sought to take advantage of strong retail demand for highly rated essential service bonds, and sold some AA- and AAA-rated securities that were purchased in a lower municipal bond interest rate environment. Seeking to provide shareholders with high, current, tax-free income, we reinvested the proceeds in securities with current coupons and better call protection for a higher interest rate environment. We found value in credit-driven securities (rated between A and BBB) as credit spreads widened to the point where we felt investors were being adequately compensated for higher credit risk. Despite finding value in credit-driven securities, the Fund's credit quality remained high and finished the reporting period averaging AA.

Thank you for your continued participation in Franklin Federal Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 9

Performance Summary as of 4/30/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKTIX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.61    $11.21    $11.82
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.5308

CLASS B (SYMBOL: FFTBX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.60    $11.21    $11.81
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.4675

CLASS C (SYMBOL: FRFTX)                    CHANGE   4/30/09   4/30/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.60    $11.21    $11.81
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.4688

ADVISOR CLASS (SYMBOL: FAFTX)              CHANGE   4/30/09   4/30/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$0.60    $11.22    $11.82
DISTRIBUTIONS (5/1/08-4/30/09)
Dividend Income                  $0.5403


                               10 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          -0.55%   +18.36%   +48.74%
Average Annual Total Return(2)                      -4.74%    +2.53%    +3.60%
Avg. Ann. Total Return (3/31/09)(3)                 -5.40%    +1.63%    +3.39%
   Distribution Rate(4)                      4.61%
   Taxable Equivalent Distribution Rate(5)   7.09%
   30-Day Standardized Yield(6)              3.90%
   Taxable Equivalent Yield(5)               6.00%
   Total Annual Operating Expenses(7)        0.60%

CLASS B                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          -1.02%   +15.19%   +42.26%
Average Annual Total Return(2)                      -4.82%    +2.53%    +3.59%
Avg. Ann. Total Return (3/31/09)(3)                 -5.44%    +1.62%    +3.38%
   Distribution Rate(4)                      4.27%
   Taxable Equivalent Distribution Rate(5)   6.57%
   30-Day Standardized Yield(6)              3.54%
   Taxable Equivalent Yield(5)               5.45%
   Total Annual Operating Expenses(7)        1.16%

CLASS C                                             1-YEAR    5-YEAR   10-YEAR
-------                                             ------   -------   -------
Cumulative Total Return(1)                          -1.01%   +15.21%   +40.67%
Average Annual Total Return(2)                      -1.96%    +2.87%    +3.47%
Avg. Ann. Total Return (3/31/09)(3)                 -2.60%    +1.95%    +3.27%
   Distribution Rate(4)                      4.31%
   Taxable Equivalent Distribution Rate(5)   6.63%
   30-Day Standardized Yield(6)              3.54%
   Taxable Equivalent Yield(5)               5.45%
   Total Annual Operating Expenses(7)        1.16%

ADVISOR CLASS(8)                                    1-YEAR    5-YEAR   10-YEAR
----------------                                    ------   -------   -------
Cumulative Total Return(1)                          -0.38%   +18.89%   +49.78%
Average Annual Total Return(2)                      -0.38%    +3.52%    +4.12%
Avg. Ann. Total Return (3/31/09)(3)                 -1.02%    +2.61%    +3.91%
   Distribution Rate(4)                      4.90%
   Taxable Equivalent Distribution Rate(5)   7.54%
   30-Day Standardized Yield(6)              4.18%
   Taxable Equivalent Yield(5)               6.43%
   Total Annual Operating Expenses(7)        0.51%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   4/30/09
-------   -------
1-Year     -4.74%
5-Year     +2.53%
10-Year    +3.60%

CLASS A (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN FEDERAL TAX-FREE     BARCLAYS CAPITAL
   DATE           INCOME FUND - CLASS A     MUNICIPAL BOND INDEX     CPI
   ----         -------------------------   --------------------   -------
5/1/1999                 $ 9,572                   $10,000         $10,000
5/31/1999                $ 9,538                   $ 9,942         $10,000
6/30/1999                $ 9,414                   $ 9,799         $10,000
7/31/1999                $ 9,434                   $ 9,835         $10,030
8/31/1999                $ 9,335                   $ 9,756         $10,054
9/30/1999                $ 9,331                   $ 9,760         $10,102
10/31/1999               $ 9,207                   $ 9,654         $10,120
11/30/1999               $ 9,283                   $ 9,757         $10,126
12/31/1999               $ 9,198                   $ 9,684         $10,126
1/31/2000                $ 9,137                   $ 9,642         $10,156
2/29/2000                $ 9,246                   $ 9,754         $10,217
3/31/2000                $ 9,439                   $ 9,967         $10,301
4/30/2000                $ 9,393                   $ 9,908         $10,307
5/31/2000                $ 9,347                   $ 9,857         $10,319
6/30/2000                $ 9,558                   $10,118         $10,373
7/31/2000                $ 9,679                   $10,259         $10,397
8/31/2000                $ 9,817                   $10,417         $10,397
9/30/2000                $ 9,787                   $10,363         $10,451
10/31/2000               $ 9,876                   $10,476         $10,469
11/30/2000               $ 9,939                   $10,555         $10,475
12/31/2000               $10,131                   $10,816         $10,469
1/31/2001                $10,203                   $10,923         $10,535
2/28/2001                $10,250                   $10,958         $10,578
3/31/2001                $10,330                   $11,056         $10,602
4/30/2001                $10,245                   $10,936         $10,644
5/31/2001                $10,343                   $11,054         $10,692
6/30/2001                $10,415                   $11,128         $10,710
7/31/2001                $10,576                   $11,293         $10,680
8/31/2001                $10,737                   $11,479         $10,680
9/30/2001                $10,659                   $11,440         $10,728
10/31/2001               $10,759                   $11,576         $10,692
11/30/2001               $10,698                   $11,479         $10,674
12/31/2001               $10,600                   $11,370         $10,632
1/31/2002                $10,737                   $11,567         $10,656
2/28/2002                $10,838                   $11,707         $10,698
3/31/2002                $10,674                   $11,477         $10,758
4/30/2002                $10,830                   $11,702         $10,818
5/31/2002                $10,904                   $11,773         $10,818
6/30/2002                $10,997                   $11,897         $10,824
7/31/2002                $11,091                   $12,050         $10,836
8/31/2002                $11,184                   $12,195         $10,872
9/30/2002                $11,372                   $12,462         $10,890
10/31/2002               $11,166                   $12,256         $10,909
11/30/2002               $11,155                   $12,205         $10,909
12/31/2002               $11,362                   $12,462         $10,884
1/31/2003                $11,342                   $12,431         $10,933
2/28/2003                $11,484                   $12,604         $11,017
3/31/2003                $11,473                   $12,612         $11,083
4/30/2003                $11,558                   $12,695         $11,059
5/31/2003                $11,847                   $12,992         $11,041
6/30/2003                $11,824                   $12,937         $11,053
7/31/2003                $11,391                   $12,484         $11,065
8/31/2003                $11,486                   $12,578         $11,107
9/30/2003                $11,787                   $12,947         $11,143
10/31/2003               $11,774                   $12,882         $11,131
11/30/2003               $11,919                   $13,016         $11,101
12/31/2003               $12,025                   $13,124         $11,089
1/31/2004                $12,132                   $13,199         $11,143
2/29/2004                $12,299                   $13,398         $11,203
3/31/2004                $12,305                   $13,351         $11,276
4/30/2004                $12,029                   $13,035         $11,312
5/31/2004                $11,975                   $12,988         $11,378
6/30/2004                $12,012                   $13,035         $11,414
7/31/2004                $12,163                   $13,207         $11,396
8/31/2004                $12,365                   $13,471         $11,402
9/30/2004                $12,444                   $13,543         $11,426
10/31/2004               $12,565                   $13,659         $11,486
11/30/2004               $12,510                   $13,547         $11,492
12/31/2004               $12,674                   $13,712         $11,450
1/31/2005                $12,828                   $13,840         $11,474
2/28/2005                $12,814                   $13,794         $11,540
3/31/2005                $12,769                   $13,707         $11,631
4/30/2005                $12,945                   $13,923         $11,709
5/31/2005                $13,048                   $14,022         $11,697
6/30/2005                $13,130                   $14,109         $11,703
7/31/2005                $13,106                   $14,045         $11,757
8/31/2005                $13,200                   $14,187         $11,817
9/30/2005                $13,098                   $14,091         $11,961
10/31/2005               $13,029                   $14,006         $11,986
11/30/2005               $13,099                   $14,073         $11,889
12/31/2005               $13,213                   $14,194         $11,841
1/31/2006                $13,240                   $14,232         $11,931
2/28/2006                $13,344                   $14,328         $11,955
3/31/2006                $13,271                   $14,229         $12,022
4/30/2006                $13,275                   $14,224         $12,124
5/31/2006                $13,324                   $14,287         $12,184
6/30/2006                $13,283                   $14,234         $12,208
7/31/2006                $13,444                   $14,403         $12,244
8/31/2006                $13,620                   $14,617         $12,268
9/30/2006                $13,705                   $14,718         $12,208
10/31/2006               $13,803                   $14,811         $12,142
11/30/2006               $13,923                   $14,934         $12,124
12/31/2006               $13,884                   $14,881         $12,142
1/31/2007                $13,868                   $14,843         $12,179
2/28/2007                $14,024                   $15,039         $12,244
3/31/2007                $13,985                   $15,002         $12,356
4/30/2007                $14,027                   $15,046         $12,436
5/31/2007                $13,975                   $14,980         $12,512
6/30/2007                $13,922                   $14,902         $12,536
7/31/2007                $14,010                   $15,017         $12,533
8/31/2007                $13,933                   $14,953         $12,510
9/30/2007                $14,128                   $15,174         $12,545
10/31/2007               $14,192                   $15,242         $12,571
11/30/2007               $14,245                   $15,339         $12,646
12/31/2007               $14,262                   $15,381         $12,638
1/31/2008                $14,350                   $15,575         $12,700
2/29/2008                $13,706                   $14,862         $12,737
3/31/2008                $14,095                   $15,287         $12,848
4/30/2008                $14,316                   $15,466         $12,926
5/31/2008                $14,417                   $15,559         $13,034
6/30/2008                $14,238                   $15,384         $13,166
7/31/2008                $14,243                   $15,442         $13,235
8/31/2008                $14,358                   $15,623         $13,182
9/30/2008                $13,537                   $14,890         $13,164
10/31/2008               $13,307                   $14,738         $13,031
11/30/2008               $13,176                   $14,785         $12,781
12/31/2008               $13,256                   $15,001         $12,649
1/31/2009                $13,663                   $15,550         $12,704
2/28/2009                $13,883                   $15,631         $12,767
3/31/2009                $13,927                   $15,634         $12,798
4/30/2009                $14,238                   $15,947         $12,830
Total Returns              42.38%                    59.47%          28.30%

AVERAGE ANNUAL TOTAL RETURN

CLASS B   4/30/09
-------   -------
1-Year    -4.82%
5-Year    +2.53%
10-Year   +3.59%

CLASS B (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN
                 FEDERAL
                TAX-FREE    BARCLAYS
                 INCOME      CAPITAL
                 FUND -     MUNICIPAL
   DATE          CLASS B   BOND INDEX     CPI
   ----         --------   ----------   -------
5/1/1999         $10,000     $10,000    $10,000
5/31/1999        $ 9,960     $ 9,942    $10,000
6/30/1999        $ 9,826     $ 9,799    $10,000
7/31/1999        $ 9,841     $ 9,835    $10,030
8/31/1999        $ 9,733     $ 9,756    $10,054
9/30/1999        $ 9,724     $ 9,760    $10,102
10/31/1999       $ 9,590     $ 9,654    $10,120
11/30/1999       $ 9,673     $ 9,757    $10,126
12/31/1999       $ 9,580     $ 9,684    $10,126
1/31/2000        $ 9,512     $ 9,642    $10,156
2/29/2000        $ 9,614     $ 9,754    $10,217
3/31/2000        $ 9,809     $ 9,967    $10,301
4/30/2000        $ 9,765     $ 9,908    $10,307
5/31/2000        $ 9,713     $ 9,857    $10,319
6/30/2000        $ 9,919     $10,118    $10,373
7/31/2000        $10,040     $10,259    $10,397
8/31/2000        $10,178     $10,417    $10,397
9/30/2000        $10,142     $10,363    $10,451
10/31/2000       $10,230     $10,476    $10,469
11/30/2000       $10,291     $10,555    $10,475
12/31/2000       $10,485     $10,816    $10,469
1/31/2001        $10,555     $10,923    $10,535
2/28/2001        $10,599     $10,958    $10,578
3/31/2001        $10,676     $11,056    $10,602
4/30/2001        $10,592     $10,936    $10,644
5/31/2001        $10,679     $11,054    $10,692
6/30/2001        $10,758     $11,128    $10,710
7/31/2001        $10,910     $11,293    $10,680
8/31/2001        $11,072     $11,479    $10,680
9/30/2001        $10,987     $11,440    $10,728
10/31/2001       $11,085     $11,576    $10,692
11/30/2001       $11,026     $11,479    $10,674
12/31/2001       $10,910     $11,370    $10,632
1/31/2002        $11,046     $11,567    $10,656
2/28/2002        $11,144     $11,707    $10,698
3/31/2002        $10,971     $11,477    $10,758
4/30/2002        $11,136     $11,702    $10,818
5/31/2002        $11,197     $11,773    $10,818
6/30/2002        $11,288     $11,897    $10,824
7/31/2002        $11,379     $12,050    $10,836
8/31/2002        $11,470     $12,195    $10,872
9/30/2002        $11,657     $12,462    $10,890
10/31/2002       $11,440     $12,256    $10,909
11/30/2002       $11,423     $12,205    $10,909
12/31/2002       $11,630     $12,462    $10,884
1/31/2003        $11,604     $12,431    $10,933
2/28/2003        $11,744     $12,604    $11,017
3/31/2003        $11,727     $12,612    $11,083
4/30/2003        $11,819     $12,695    $11,059
5/31/2003        $12,099     $12,992    $11,041
6/30/2003        $12,070     $12,937    $11,053
7/31/2003        $11,633     $12,484    $11,065
8/31/2003        $11,714     $12,578    $11,107
9/30/2003        $12,016     $12,947    $11,143
10/31/2003       $11,996     $12,882    $11,131
11/30/2003       $12,139     $13,016    $11,101
12/31/2003       $12,241     $13,124    $11,089
1/31/2004        $12,344     $13,199    $11,143
2/29/2004        $12,508     $13,398    $11,203
3/31/2004        $12,509     $13,351    $11,276
4/30/2004        $12,222     $13,035    $11,312
5/31/2004        $12,161     $12,988    $11,378
6/30/2004        $12,194     $13,035    $11,414
7/31/2004        $12,340     $13,207    $11,396
8/31/2004        $12,540     $13,471    $11,402
9/30/2004        $12,613     $13,543    $11,426
10/31/2004       $12,729     $13,659    $11,486
11/30/2004       $12,666     $13,547    $11,492
12/31/2004       $12,837     $13,712    $11,450
1/31/2005        $12,976     $13,840    $11,474
2/28/2005        $12,967     $13,794    $11,540
3/31/2005        $12,905     $13,707    $11,631
4/30/2005        $13,078     $13,923    $11,709
5/31/2005        $13,176     $14,022    $11,697
6/30/2005        $13,254     $14,109    $11,703
7/31/2005        $13,223     $14,045    $11,757
8/31/2005        $13,313     $14,187    $11,817
9/30/2005        $13,204     $14,091    $11,961
10/31/2005       $13,128     $14,006    $11,986
11/30/2005       $13,192     $14,073    $11,889
12/31/2005       $13,301     $14,194    $11,841
1/31/2006        $13,321     $14,232    $11,931
2/28/2006        $13,420     $14,328    $11,955
3/31/2006        $13,340     $14,229    $12,022
4/30/2006        $13,338     $14,224    $12,124
5/31/2006        $13,380     $14,287    $12,184
6/30/2006        $13,334     $14,234    $12,208
7/31/2006        $13,489     $14,403    $12,244
8/31/2006        $13,660     $14,617    $12,268
9/30/2006        $13,739     $14,718    $12,208
10/31/2006       $13,831     $14,811    $12,142
11/30/2006       $13,945     $14,934    $12,124
12/31/2006       $13,900     $14,881    $12,142
1/31/2007        $13,877     $14,843    $12,179
2/28/2007        $14,027     $15,039    $12,244
3/31/2007        $13,981     $15,002    $12,356
4/30/2007        $14,016     $15,046    $12,436
5/31/2007        $13,964     $14,980    $12,512
6/30/2007        $13,911     $14,902    $12,536
7/31/2007        $13,999     $15,017    $12,533
8/31/2007        $13,922     $14,953    $12,510
9/30/2007        $14,115     $15,174    $12,545
10/31/2007       $14,180     $15,242    $12,571
11/30/2007       $14,233     $15,339    $12,646
12/31/2007       $14,250     $15,381    $12,638
1/31/2008        $14,338     $15,575    $12,700
2/29/2008        $13,694     $14,862    $12,737
3/31/2008        $14,083     $15,287    $12,848
4/30/2008        $14,304     $15,466    $12,926
5/31/2008        $14,404     $15,559    $13,034
6/30/2008        $14,226     $15,384    $13,166
7/31/2008        $14,230     $15,442    $13,235
8/31/2008        $14,345     $15,623    $13,182
9/30/2008        $13,525     $14,890    $13,164
10/31/2008       $13,295     $14,738    $13,031
11/30/2008       $13,163     $14,785    $12,781
12/31/2008       $13,244     $15,001    $12,649
1/31/2009        $13,650     $15,550    $12,704
2/28/2009        $13,870     $15,631    $12,767
3/31/2009        $13,914     $15,634    $12,798
4/30/2009        $14,226     $15,947    $12,830
Total Returns      42.26%      59.47%     28.30%


                               12 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   4/30/09
-------   -------
1-Year     -1.96%
5-Year     +2.87%
10-Year    +3.47%

CLASS C (5/1/99-4/30/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN FEDERAL TAX-FREE     BARCLAYS CAPITAL
   DATE           INCOME FUND - CLASS C     MUNICIPAL BOND INDEX     CPI
   ----         -------------------------   --------------------   -------
5/1/1999                 $10,000                   $10,000         $10,000
5/31/1999                $ 9,951                   $ 9,942         $10,000
6/30/1999                $ 9,817                   $ 9,799         $10,000
7/31/1999                $ 9,833                   $ 9,835         $10,030
8/31/1999                $ 9,725                   $ 9,756         $10,054
9/30/1999                $ 9,724                   $ 9,760         $10,102
10/31/1999               $ 9,582                   $ 9,654         $10,120
11/30/1999               $ 9,666                   $ 9,757         $10,126
12/31/1999               $ 9,572                   $ 9,684         $10,126
1/31/2000                $ 9,504                   $ 9,642         $10,156
2/29/2000                $ 9,605                   $ 9,754         $10,217
3/31/2000                $ 9,809                   $ 9,967         $10,301
4/30/2000                $ 9,757                   $ 9,908         $10,307
5/31/2000                $ 9,705                   $ 9,857         $10,319
6/30/2000                $ 9,911                   $10,118         $10,373
7/31/2000                $10,040                   $10,259         $10,397
8/31/2000                $10,169                   $10,417         $10,397
9/30/2000                $10,134                   $10,363         $10,451
10/31/2000               $10,220                   $10,476         $10,469
11/30/2000               $10,281                   $10,555         $10,475
12/31/2000               $10,475                   $10,816         $10,469
1/31/2001                $10,545                   $10,923         $10,535
2/28/2001                $10,589                   $10,958         $10,578
3/31/2001                $10,675                   $11,056         $10,602
4/30/2001                $10,582                   $10,936         $10,644
5/31/2001                $10,670                   $11,054         $10,692
6/30/2001                $10,748                   $11,128         $10,710
7/31/2001                $10,900                   $11,293         $10,680
8/31/2001                $11,062                   $11,479         $10,680
9/30/2001                $10,976                   $11,440         $10,728
10/31/2001               $11,074                   $11,576         $10,692
11/30/2001               $11,016                   $11,479         $10,674
12/31/2001               $10,900                   $11,370         $10,632
1/31/2002                $11,045                   $11,567         $10,656
2/28/2002                $11,134                   $11,707         $10,698
3/31/2002                $10,970                   $11,477         $10,758
4/30/2002                $11,125                   $11,702         $10,818
5/31/2002                $11,187                   $11,773         $10,818
6/30/2002                $11,277                   $11,897         $10,824
7/31/2002                $11,377                   $12,050         $10,836
8/31/2002                $11,459                   $12,195         $10,872
9/30/2002                $11,655                   $12,462         $10,890
10/31/2002               $11,429                   $12,256         $10,909
11/30/2002               $11,412                   $12,205         $10,909
12/31/2002               $11,619                   $12,462         $10,884
1/31/2003                $11,594                   $12,431         $10,933
2/28/2003                $11,743                   $12,604         $11,017
3/31/2003                $11,717                   $12,612         $11,083
4/30/2003                $11,809                   $12,695         $11,059
5/31/2003                $12,089                   $12,992         $11,041
6/30/2003                $12,060                   $12,937         $11,053
7/31/2003                $11,622                   $12,484         $11,065
8/31/2003                $11,703                   $12,578         $11,107
9/30/2003                $12,004                   $12,947         $11,143
10/31/2003               $11,995                   $12,882         $11,131
11/30/2003               $12,137                   $13,016         $11,101
12/31/2003               $12,229                   $13,124         $11,089
1/31/2004                $12,341                   $13,199         $11,143
2/29/2004                $12,505                   $13,398         $11,203
3/31/2004                $12,496                   $13,351         $11,276
4/30/2004                $12,209                   $13,035         $11,312
5/31/2004                $12,159                   $12,988         $11,378
6/30/2004                $12,191                   $13,035         $11,414
7/31/2004                $12,328                   $13,207         $11,396
8/31/2004                $12,527                   $13,471         $11,402
9/30/2004                $12,610                   $13,543         $11,426
10/31/2004               $12,726                   $13,659         $11,486
11/30/2004               $12,652                   $13,547         $11,492
12/31/2004               $12,823                   $13,712         $11,450
1/31/2005                $12,962                   $13,840         $11,474
2/28/2005                $12,953                   $13,794         $11,540
3/31/2005                $12,891                   $13,707         $11,631
4/30/2005                $13,075                   $13,923         $11,709
5/31/2005                $13,173                   $14,022         $11,697
6/30/2005                $13,239                   $14,109         $11,703
7/31/2005                $13,209                   $14,045         $11,757
8/31/2005                $13,298                   $14,187         $11,817
9/30/2005                $13,200                   $14,091         $11,961
10/31/2005               $13,124                   $14,006         $11,986
11/30/2005               $13,178                   $14,073         $11,889
12/31/2005               $13,286                   $14,194         $11,841
1/31/2006                $13,307                   $14,232         $11,931
2/28/2006                $13,416                   $14,328         $11,955
3/31/2006                $13,326                   $14,229         $12,022
4/30/2006                $13,335                   $14,224         $12,124
5/31/2006                $13,366                   $14,287         $12,184
6/30/2006                $13,331                   $14,234         $12,208
7/31/2006                $13,475                   $14,403         $12,244
8/31/2006                $13,645                   $14,617         $12,268
9/30/2006                $13,736                   $14,718         $12,208
10/31/2006               $13,816                   $14,811         $12,142
11/30/2006               $13,930                   $14,934         $12,124
12/31/2006               $13,885                   $14,881         $12,142
1/31/2007                $13,862                   $14,843         $12,179
2/28/2007                $14,012                   $15,039         $12,244
3/31/2007                $13,966                   $15,002         $12,356
4/30/2007                $14,013                   $15,046         $12,436
5/31/2007                $13,954                   $14,980         $12,512
6/30/2007                $13,883                   $14,902         $12,536
7/31/2007                $13,964                   $15,017         $12,533
8/31/2007                $13,882                   $14,953         $12,510
9/30/2007                $14,069                   $15,174         $12,545
10/31/2007               $14,127                   $15,242         $12,571
11/30/2007               $14,173                   $15,339         $12,646
12/31/2007               $14,195                   $15,381         $12,638
1/31/2008                $14,276                   $15,575         $12,700
2/29/2008                $13,617                   $14,862         $12,737
3/31/2008                $13,997                   $15,287         $12,848
4/30/2008                $14,211                   $15,466         $12,926
5/31/2008                $14,304                   $15,559         $13,034
6/30/2008                $14,132                   $15,384         $13,166
7/31/2008                $14,118                   $15,442         $13,235
8/31/2008                $14,238                   $15,623         $13,182
9/30/2008                $13,405                   $14,890         $13,164
10/31/2008               $13,171                   $14,738         $13,031
11/30/2008               $13,035                   $14,785         $12,781
12/31/2008               $13,120                   $15,001         $12,649
1/31/2009                $13,504                   $15,550         $12,704
2/28/2009                $13,715                   $15,631         $12,767
3/31/2009                $13,766                   $15,634         $12,798
4/30/2009                $14,067                   $15,947         $12,830
Total Returns              40.67%                    59.47%          28.30%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)   4/30/09
----------------   -------
1-Year              -0.38%
5-Year              +3.52%
10-Year             +4.12%

ADVISOR CLASS (5/1/99-4/30/09)(8)

                               (PERFORMANCE GRAPH)

                 FRANKLIN FEDERAL TAX-FREE      BARCLAYS CAPITAL
   DATE         INCOME FUND - ADVISOR CLASS   MUNICIPAL BOND INDEX     CPI
   ----         ---------------------------   --------------------   -------
5/1/1999                  $10,000                    $10,000         $10,000
5/31/1999                 $ 9,964                    $ 9,942         $10,000
6/30/1999                 $ 9,834                    $ 9,799         $10,000
7/31/1999                 $ 9,855                    $ 9,835         $10,030
8/31/1999                 $ 9,752                    $ 9,756         $10,054
9/30/1999                 $ 9,747                    $ 9,760         $10,102
10/31/1999                $ 9,618                    $ 9,654         $10,120
11/30/1999                $ 9,698                    $ 9,757         $10,126
12/31/1999                $ 9,609                    $ 9,684         $10,126
1/31/2000                 $ 9,545                    $ 9,642         $10,156
2/29/2000                 $ 9,660                    $ 9,754         $10,217
3/31/2000                 $ 9,860                    $ 9,967         $10,301
4/30/2000                 $ 9,813                    $ 9,908         $10,307
5/31/2000                 $ 9,765                    $ 9,857         $10,319
6/30/2000                 $ 9,985                    $10,118         $10,373
7/31/2000                 $10,111                    $10,259         $10,397
8/31/2000                 $10,256                    $10,417         $10,397
9/30/2000                 $10,224                    $10,363         $10,451
10/31/2000                $10,317                    $10,476         $10,469
11/30/2000                $10,383                    $10,555         $10,475
12/31/2000                $10,583                    $10,816         $10,469
1/31/2001                 $10,659                    $10,923         $10,535
2/28/2001                 $10,708                    $10,958         $10,578
3/31/2001                 $10,791                    $11,056         $10,602
4/30/2001                 $10,703                    $10,936         $10,644
5/31/2001                 $10,805                    $11,054         $10,692
6/30/2001                 $10,880                    $11,128         $10,710
7/31/2001                 $11,048                    $11,293         $10,680
8/31/2001                 $11,217                    $11,479         $10,680
9/30/2001                 $11,135                    $11,440         $10,728
10/31/2001                $11,240                    $11,576         $10,692
11/30/2001                $11,176                    $11,479         $10,674
12/31/2001                $11,074                    $11,370         $10,632
1/31/2002                 $11,216                    $11,567         $10,656
2/28/2002                 $11,322                    $11,707         $10,698
3/31/2002                 $11,160                    $11,477         $10,758
4/30/2002                 $11,324                    $11,702         $10,818
5/31/2002                 $11,393                    $11,773         $10,818
6/30/2002                 $11,490                    $11,897         $10,824
7/31/2002                 $11,599                    $12,050         $10,836
8/31/2002                 $11,687                    $12,195         $10,872
9/30/2002                 $11,894                    $12,462         $10,890
10/31/2002                $11,669                    $12,256         $10,909
11/30/2002                $11,659                    $12,205         $10,909
12/31/2002                $11,876                    $12,462         $10,884
1/31/2003                 $11,856                    $12,431         $10,933
2/28/2003                 $12,015                    $12,604         $11,017
3/31/2003                 $12,004                    $12,612         $11,083
4/30/2003                 $12,095                    $12,695         $11,059
5/31/2003                 $12,387                    $12,992         $11,041
6/30/2003                 $12,364                    $12,937         $11,053
7/31/2003                 $11,923                    $12,484         $11,065
8/31/2003                 $12,013                    $12,578         $11,107
9/30/2003                 $12,339                    $12,947         $11,143
10/31/2003                $12,326                    $12,882         $11,131
11/30/2003                $12,479                    $13,016         $11,101
12/31/2003                $12,591                    $13,124         $11,089
1/31/2004                 $12,703                    $13,199         $11,143
2/29/2004                 $12,879                    $13,398         $11,203
3/31/2004                 $12,876                    $13,351         $11,276
4/30/2004                 $12,599                    $13,035         $11,312
5/31/2004                 $12,543                    $12,988         $11,378
6/30/2004                 $12,583                    $13,035         $11,414
7/31/2004                 $12,731                    $13,207         $11,396
8/31/2004                 $12,954                    $13,471         $11,402
9/30/2004                 $13,038                    $13,543         $11,426
10/31/2004                $13,155                    $13,659         $11,486
11/30/2004                $13,098                    $13,547         $11,492
12/31/2004                $13,281                    $13,712         $11,450
1/31/2005                 $13,432                    $13,840         $11,474
2/28/2005                 $13,430                    $13,794         $11,540
3/31/2005                 $13,373                    $13,707         $11,631
4/30/2005                 $13,570                    $13,923         $11,709
5/31/2005                 $13,679                    $14,022         $11,697
6/30/2005                 $13,754                    $14,109         $11,703
7/31/2005                 $13,730                    $14,045         $11,757
8/31/2005                 $13,829                    $14,187         $11,817
9/30/2005                 $13,735                    $14,091         $11,961
10/31/2005                $13,663                    $14,006         $11,986
11/30/2005                $13,726                    $14,073         $11,889
12/31/2005                $13,847                    $14,194         $11,841
1/31/2006                 $13,876                    $14,232         $11,931
2/28/2006                 $13,997                    $14,328         $11,955
3/31/2006                 $13,922                    $14,229         $12,022
4/30/2006                 $13,927                    $14,224         $12,124
5/31/2006                 $13,968                    $14,287         $12,184
6/30/2006                 $13,938                    $14,234         $12,208
7/31/2006                 $14,096                    $14,403         $12,244
8/31/2006                 $14,281                    $14,617         $12,268
9/30/2006                 $14,384                    $14,718         $12,208
10/31/2006                $14,475                    $14,811         $12,142
11/30/2006                $14,615                    $14,934         $12,124
12/31/2006                $14,575                    $14,881         $12,142
1/31/2007                 $14,559                    $14,843         $12,179
2/28/2007                 $14,724                    $15,039         $12,244
3/31/2007                 $14,684                    $15,002         $12,356
4/30/2007                 $14,729                    $15,046         $12,436
5/31/2007                 $14,675                    $14,980         $12,512
6/30/2007                 $14,609                    $14,902         $12,536
7/31/2007                 $14,715                    $15,017         $12,533
8/31/2007                 $14,635                    $14,953         $12,510
9/30/2007                 $14,828                    $15,174         $12,545
10/31/2007                $14,897                    $15,242         $12,571
11/30/2007                $14,966                    $15,339         $12,646
12/31/2007                $14,985                    $15,381         $12,638
1/31/2008                 $15,079                    $15,575         $12,700
2/29/2008                 $14,391                    $14,862         $12,737
3/31/2008                 $14,801                    $15,287         $12,848
4/30/2008                 $15,034                    $15,466         $12,926
5/31/2008                 $15,154                    $15,559         $13,034
6/30/2008                 $14,967                    $15,384         $13,166
7/31/2008                 $14,960                    $15,442         $13,235
8/31/2008                 $15,095                    $15,623         $13,182
9/30/2008                 $14,233                    $14,890         $13,164
10/31/2008                $13,980                    $14,738         $13,031
11/30/2008                $13,856                    $14,785         $12,781
12/31/2008                $13,942                    $15,001         $12,649
1/31/2009                 $14,357                    $15,550         $12,704
2/28/2009                 $14,589                    $15,631         $12,767
3/31/2009                 $14,650                    $15,634         $12,798
4/30/2009                 $14,978                    $15,947         $12,830
Total Returns               49.78%                     59.47%          28.30%


                               Annual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(4.) Distribution rate is based on an annualization of the respective class's
     April dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 4/30/09.

(5.) Taxable equivalent distribution rate and yield assume the 2009 maximum federal income tax rate of 35.00%.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Effective 3/20/02, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/20/02, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 3/19/02, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/20/02 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.21% and +4.22%.

(9.) Source: (C) 2009 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody's, Standard & Poor's or Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               14 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/08      VALUE 4/30/09   PERIOD* 11/1/08-4/30/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $1,070.00              $3.18
Hypothetical (5% return before expenses)         $1,000           $1,021.72              $3.11
CLASS B
Actual                                           $1,000           $1,068.00              $6.05
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
CLASS C
Actual                                           $1,000           $1,068.00              $6.05
Hypothetical (5% return before expenses)         $1,000           $1,018.94              $5.91
ADVISOR CLASS
Actual                                           $1,000           $1,071.40              $2.72
Hypothetical (5% return before expenses)         $1,000           $1,022.17              $2.66

* Expenses are calculated using the most recent expense ratio, annualized for each class (A: 0.62%; B: 1.18%; C: 1.18%; and Advisor: 0.53%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                               16 | Annual Report

Franklin Federal Tax-Free Income Fund

FINANCIAL HIGHLIGHTS

                                                                              YEAR ENDED APRIL 30,
                                                         -------------------------------------------------------------
                                                            2009         2008         2007        2006          2005
                                                         ----------   ----------   ----------  ----------   ----------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $    11.82   $    12.11   $    11.99  $    12.23   $    11.91
                                                         ----------   ----------   ----------  ----------   ----------
Income from investment operations(a):
   Net investment income(b) ..........................          053         0.53         0.55        0.53         0.57
   Net realized and unrealized gains (losses) ........        (0.61)       (0.29)        0.12       (0.22)        0.31
                                                         ----------   ----------   ----------  ----------   ----------
Total from investment operations .....................        (0.08)        0.24         0.67        0.31         0.88
                                                         ----------   ----------   ----------  ----------   ----------
Less distributions from net investment income ........        (0.53)       (0.53)       (0.55)      (0.55)       (0.56)
                                                         ----------   ----------   ----------  ----------   ----------
Redemption fees(c, d) ................................           --           --           --          --           --
                                                         ----------   ----------   ----------  ----------   ----------
Net asset value, end of year .........................   $    11.21   $    11.82   $    12.11  $    11.99   $    12.23
                                                         ----------   ----------   ----------  ----------   ----------
Total return(e) ......................................        (0.55)%       2.06%        5.66%       2.55%        7.62%
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................         0.61%        0.60%        0.61%       0.61%        0.61%
Net investment income ................................         4.73%        4.44%        4.58%       4.33%        4.72%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $7,513,448   $6,901,918   $6,570,140  $6,279,940   $6,324,986
Portfolio turnover rate ..............................         6.74%       15.47%        6.13%       7.98%        6.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Franklin Federal Tax-Free Income Fund

                                                                            YEAR ENDED APRIL 30,
                                                         ----------------------------------------------------
                                                           2009       2008       2007       2006       2005
                                                         --------   --------   --------   --------   --------
CLASS B
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  11.81   $  12.10   $  11.98   $  12.22   $  11.90
                                                         --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ..........................       0.47       0.46       0.49       0.46       0.50
   Net realized and unrealized gains (losses) ........      (0.60)     (0.29)      0.11      (0.22)      0.31
                                                         --------   --------   --------   --------   --------
Total from investment operations .....................      (0.13)      0.17       0.60       0.24       0.81
                                                         --------   --------   --------   --------   --------
Less distributions from net investment income ........      (0.47)     (0.46)     (0.48)     (0.48)     (0.49)
                                                         --------   --------   --------   --------   --------
Redemption fees(c, d) ................................         --         --         --         --         --
                                                         --------   --------   --------   --------   --------
Net asset value, end of year .........................   $  11.21   $  11.81   $  12.10   $  11.98   $  12.22
                                                         --------   --------   --------   --------   --------
Total return(e) ......................................      (1.02)%     1.49%      5.08%      1.99%      7.00%
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................       1.17%      1.16%      1.17%      1.17%      1.17%
Net investment income ................................       4.17%      3.88%      4.02%      3.77%      4.16%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $130,925   $178,156   $225,834   $260,416   $289,490
Portfolio turnover rate ..............................       6.74%     15.47%      6.13%      7.98%      6.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                          YEAR ENDED APRIL 30,
                                                         ----------------------------------------------------
                                                           2009       2008       2007       2006       2005
                                                         --------   --------   --------   --------   --------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  11.81   $  12.11   $  11.99   $  12.23   $  11.90
                                                         --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ..........................       0.47       0.46       0.49       0.46       0.50
   Net realized and unrealized gains (losses) ........      (0.60)     (0.30)      0.11      (0.22)      0.32
                                                         --------   --------   --------   --------   --------
Total from investment operations .....................      (0.13)      0.16       0.60       0.24       0.82
                                                         --------   --------   --------   --------   --------
Less distributions from net investment income ........      (0.47)     (0.46)     (0.48)     (0.48)     (0.49)
                                                         --------   --------   --------   --------   --------
Redemption fees(c, d) ................................         --         --         --         --         --
                                                         --------   --------   --------   --------   --------
Net asset value, end of year .........................   $  11.21   $  11.81   $  12.11   $  11.99   $  12.23
                                                         --------   --------   --------   --------   --------
Total return(e) ......................................      (1.01)%     1.41%      5.08%      1.99%      7.09%
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................       1.17%      1.16%      1.17%      1.17%      1.17%
Net investment income ................................       4.17%      3.88%      4.02%      3.77%      4.16%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $808,779   $594,724   $449,918   $403,084   $371,438
Portfolio turnover rate ..............................       6.74%     15.47%      6.13%      7.98%      6.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Federal Tax-Free Income Fund

                                                                           YEAR ENDED APRIL 30,
                                                         ----------------------------------------------------
                                                           2009       2008       2007       2006       2005
                                                         --------   --------   --------   --------   --------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................   $  11.82   $  12.12   $  12.00   $  12.23   $  11.92
                                                         --------   --------   --------   --------   --------
Income from investment operations(a):
   Net investment income(b) ..........................       0.54       0.54       0.57       0.54       0.58
   Net realized and unrealized gains (losses) ........      (0.60)     (0.30)      0.11      (0.21)      0.30
                                                         --------   --------   --------   --------   --------
Total from investment operations .....................      (0.06)      0.24       0.68       0.33       0.88
                                                         --------   --------   --------   --------   --------
Less distributions from net investment income ........      (0.54)     (0.54)     (0.56)     (0.56)     (0.57)
                                                         --------   --------   --------   --------   --------
Redemption fees(c, d) ................................         --         --         --         --         --
                                                         --------   --------   --------   --------   --------
Net asset value, end of year .........................   $  11.22   $  11.82   $  12.12   $  12.00   $  12.23
                                                         --------   --------   --------   --------   --------
Total return .........................................      (0.38)%     2.07%      5.76%      2.63%      7.71%
RATIOS TO AVERAGE NET ASSETS
Expenses .............................................       0.52%      0.51%      0.52%      0.52%      0.52%
Net investment income ................................       4.82%      4.53%      4.67%      4.42%      4.81%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................   $458,341   $252,943   $191,387   $155,857   $112,032
Portfolio turnover rate ..............................       6.74%     15.47%      6.13%      7.98%      6.74%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF INVESTMENTS, APRIL 30, 2009

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS 96.1%
    ALABAMA 1.3%
    Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%,
       6/01/28 .........................................................................   $     7,000,000   $     6,159,230
    Courtland IDB Solid Waste Disposal Revenue, Champion International Corp. Project,
       Refunding, 6.00%, 8/01/29 .......................................................        12,000,000         9,040,440
       Series A, 6.70%, 11/01/29 .......................................................         4,000,000         3,301,680
    East Alabama Health Care Authority Health Care Facilities Revenue, Mandatory Put
       9/01/18, Series B, 5.50%, 9/01/33 ...............................................        18,500,000        17,822,900
    Fairfield IDB Environmental Improvement Revenue, USX Corp. Project, Refunding,
       5.45%, 9/01/14 ..................................................................         1,445,000         1,442,240
    Homewood GO, wts., Refunding, FSA Insured, 4.75%, 9/01/30 ..........................         9,265,000         9,033,931
    Mobile GO, wts., Refunding and Improvement, AMBAC Insured, 5.00%, 2/15/30 ..........         5,000,000         5,103,300
    Montgomery County Public Building Authority Revenue, wts., Facilities Project, MBIA
       Insured, 5.00%, 3/01/31 .........................................................         6,250,000         6,332,438
    Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest
       Student Housing LLC, Assured Guaranty, 6.75%, 7/01/38 ...........................        10,000,000        11,024,900
    University of Alabama General Revenue, Series A,
       MBIA Insured, 5.00%, 7/01/29 ....................................................        10,000,000        10,103,400
       MBIA Insured, 5.00%, 7/01/34 ....................................................        10,500,000        10,499,265
       XLCA Insured, 5.00%, 7/01/28 ....................................................         5,000,000         5,148,100
       XLCA Insured, 5.00%, 7/01/32 ....................................................         5,500,000         5,578,925
    University of Alabama University Revenues, Hospital, Series A, MBIA Insured,
       Pre-Refunded, 5.875%, 9/01/31 ...................................................         5,000,000         5,376,950
    University of South Alabama University Revenues, Tuition, Capital Improvement,
       Refunding, AMBAC Insured, 5.00%, 12/01/36 .......................................        11,570,000        11,249,048
                                                                                                             ---------------
                                                                                                                 117,216,747
                                                                                                             ---------------
    ALASKA 0.4%
    Alaska State HFC Revenue, General Housing, Series A, FGIC Insured, 5.00%,
       12/01/29 ........................................................................         4,000,000         3,979,520
       12/01/30 ........................................................................         3,500,000         3,449,880
    Alaska State International Airports Revenues, Series B, MBIA Insured, 5.00%,
       10/01/28 ........................................................................         5,100,000         4,862,187
    Matanuska-Susitna Borough Lease Revenue, Goose Greek Correctional Center,
       Assured Guaranty, 6.00%, 9/01/32 ................................................        20,000,000        21,595,800
                                                                                                             ---------------
                                                                                                                  33,887,387
                                                                                                             ---------------
    ARIZONA 2.7%
    Downtown Phoenix Hotel Corp. Revenue, Senior Series A, FGIC Insured, 5.00%,
       7/01/29 .........................................................................        14,465,000        11,246,682
       7/01/36 .........................................................................        15,000,000        11,044,500
    Glendale Western Loop 101 Public Facilities Corp. Excise Tax Revenue, third lien,
       Series A, 6.25%, 7/01/38 ........................................................        10,000,000        10,266,400
    Maricopa County IDA Health Facility Revenue, Catholic Healthcare West Project,
       Refunding, Series A, 5.00%, 7/01/16 .............................................        19,270,000        19,361,147
    Maricopa County IDA Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%,
       11/15/37 ........................................................................        19,000,000        18,340,130
    Maricopa County PCC, PCR, El Paso Electric Co. Project, Series A, 7.25%, 2/01/40 ...        10,000,000        10,533,500
    Mesa IDAR, Discovery Health System, Series A, MBIA Insured, Pre-Refunded, 5.75%,
       1/01/25 .........................................................................        22,500,000        23,445,675


                               Annual Report | 21

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    ARIZONA (CONTINUED)
    Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, 5.00%,
       7/01/33 .........................................................................   $    28,000,000   $    28,141,120
    Phoenix Civic Improvement Corp. Distribution Revenue, Capital Appreciation, Civic
       Plaza, Series B, FGIC Insured, zero cpn. to 7/01/13, 5.50% thereafter,
       7/01/32 .........................................................................         6,000,000         4,796,400
       7/01/34 .........................................................................         5,000,000         3,951,650
       7/01/35 .........................................................................         9,860,000         7,791,274
    Pima County IDA Lease Revenue, Pima County Arizona, 5.00%, 9/01/39 .................        20,000,000        18,839,800
    Salt River Project Agricultural Improvement and Power District Electric System
       Revenue, Salt River Project,
       Refunding, Series A, 5.125%, 1/01/27 ............................................        35,000,000        35,905,450
       Series A, 5.00%, 1/01/38 ........................................................        10,000,000        10,111,400
       Series B, 5.00%, 1/01/25 ........................................................        17,500,000        17,956,925
    Salt Verde Financial Corp. Senior Gas Revenue, 5.00%, 12/01/37 .....................        10,000,000         6,778,900
    University Medical Center Corp. Revenue, 5.00%, 7/01/35 ............................         7,000,000         5,196,730
                                                                                                             ---------------
                                                                                                                 243,707,683
                                                                                                             ---------------
    ARKANSAS 1.2%
    Arkansas State Development Finance Authority Revenue, White River Medical Center
       Project, 5.60%, 6/01/24 .........................................................         1,200,000         1,029,024
    Fort Smith Water and Sewer Revenue, Construction, Refunding, FSA Insured, 5.00%,
       10/01/32 ........................................................................        10,000,000        10,248,400
    Little Rock Sewer Revenue, Construction, Series A, FSA Insured, 5.00%, 6/01/31 .....         8,690,000         8,822,262
    Pope County PCR, Arkansas Power and Light Co. Project, Refunding, 6.30%,
       12/01/16 ........................................................................         2,600,000         2,601,066
       11/01/20 ........................................................................        60,500,000        58,113,880
    Pulaski County Health Facilities Board Revenue, Nazareth Sisters of Charity,
       St. Vincent's Infirmary, MBIA Insured, ETM, 6.05%, 11/01/09 .....................           125,000           128,477
    Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
       AMBAC Insured, 5.80%, 6/01/11 ...................................................           160,000           159,997
    University of Arkansas University Revenues,
       Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA
          Insured, 5.00%, 11/01/28 .....................................................         1,000,000         1,020,660
       Construction, University of Arkansas for Medical Sciences Campus, Series B, MBIA
          Insured, 5.00%, 11/01/34 .....................................................         9,000,000         9,055,710
       Various Facility, Fayetteville Campus, AMBAC Insured, 5.00%, 11/01/31 ...........         7,705,000         7,719,254
       Various Facility, Fayetteville Campus, FGIC Insured, 5.00%, 12/01/27 ............         5,000,000         5,076,550
    University of Central Arkansas Revenue, FGIC Insured, 5.00%, 11/01/37 ..............         5,020,000         4,799,823
                                                                                                             ---------------
                                                                                                                 108,775,103
                                                                                                             ---------------
    CALIFORNIA 7.6%
    Alhambra COP, Clubhouse Facility Project, 11.25%, 1/01/10 ..........................           500,000           507,105
    California Infrastructure and Economic Development Bank Revenue, Bay Area Toll
       Bridges, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%, 7/01/33 ......        24,500,000        27,837,145
    California State GO,
       6.00%, 5/01/18 ..................................................................           535,000           542,832
       6.00%, 5/01/20 ..................................................................           850,000           859,792
       5.90%, 4/01/23 ..................................................................         1,200,000         1,208,412
       6.00%, 4/01/38 ..................................................................        90,000,000        93,118,500


                               22 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    California State GO, (continued)
       Pre-Refunded, 5.125%, 6/01/25 ...................................................   $    24,705,000   $    26,853,594
       Pre-Refunded, 5.25%, 4/01/27 ....................................................        17,500,000        20,331,150
       Pre-Refunded, 5.00%, 2/01/32 ....................................................        49,000,000        54,029,360
       Refunding, 5.00%, 2/01/26 .......................................................        47,000,000        45,851,320
       Various Purpose, 5.25%, 11/01/25 ................................................        16,260,000        16,311,382
       Various Purpose, 5.00%, 8/01/33 .................................................        25,000,000        23,025,250
       Various Purpose, 5.50%, 11/01/33 ................................................         2,500,000         2,486,675
       Various Purpose, Refunding, 5.25%, 3/01/38 ......................................        20,000,000        19,030,200
    California State Public Works Board Lease Revenue,
       Department of Education, Riverside Campus Project, Series B, 6.125%, 4/01/28 ....         2,740,000         2,795,869
       Department of General Services, Buildings 8 and 9, Series A, 6.00%, 4/01/27 .....         3,980,000         4,039,103
       Department of General Services, Buildings 8 and 9, Series A, 6.125%, 4/01/29 ....         2,000,000         2,027,280
    California Statewide CDA Revenue,
       Adventist, Series B, Assured Guaranty, 5.00%, 3/01/37 ...........................        10,000,000         8,527,700
       St. Joseph Health System, Series B, FGIC Insured, 5.75%, 7/01/47 ................         5,000,000         4,677,050
       St. Joseph Health System, Series E, FSA Insured, 5.25%, 7/01/47 .................        10,000,000         9,663,900
    Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, zero cpn., 1/15/24 .............................        65,000,000        18,994,300
       Capital Appreciation, Refunding, zero cpn. to 7/15/09, 5.85% thereafter,
          1/15/23 ......................................................................        35,000,000        27,233,500
       Refunding, 5.75%, 1/15/40 .......................................................        20,000,000        14,702,000
    Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,
       Enhanced, Series A, AMBAC Insured, 5.00%, 6/01/45 ...............................        13,255,000        10,415,911
       Pre-Refunded, 5.375%, 6/01/28 ...................................................        50,000,000        52,371,000
       Series A-1, Pre-Refunded, 6.25%, 6/01/33 ........................................        24,320,000        26,810,854
    Hacienda La Puente USD, GO, Election of 2000, Series B, FSA Insured, Pre-Refunded,
       5.00%, 8/01/27 ..................................................................         5,000,000         5,733,750
    Inland Empire Tobacco Asset Securitization Corp. Revenue,
       Series A, 5.00%, 6/01/21 ........................................................        11,930,000         9,926,356
       Series C-1, zero cpn., 6/01/36 ..................................................       100,000,000         6,305,000
    Los Angeles Regional Airports Improvement Corp. Lease Revenue,
(a)    Facilities Lease, United Air Lines Inc., Los Angeles International Airport,
          Refunding, 6.875%, 11/15/12 ..................................................         8,400,000         3,922,296
       Facilities Sublease, Delta Air Lines Inc., Los Angeles International Airport,
          Refunding, 6.35%, 11/01/25 ...................................................         7,500,000         5,098,425
    Los Angeles USD, GO,
       Election of 2004, Series G, AMBAC Insured, 5.00%, 7/01/31 .......................        10,000,000         9,802,500
       Series A, MBIA Insured, Pre-Refunded, 5.00%, 1/01/28 ............................        25,000,000        28,544,500
    Los Angeles Wastewater System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/25 .....        10,000,000        10,083,900
    Metropolitan Water District of Southern California Waterworks Revenue, Series B-2,
       FGIC Insured, 5.00%, 10/01/27 ...................................................         9,645,000         9,877,927
    Pajaro Valley USD, GO, Series A, FSA Insured, Pre-Refunded, 5.00%, 8/01/26 .........         5,285,000         6,060,574
    Pomona USD, GO, 2008 Election, Series A, Assured Guaranty, 5.00%, 8/01/29 ..........         5,585,000         5,549,424
    Sacramento County Airport System Revenue, Senior Series B, FSA Insured, 5.25%,
       7/01/33 .........................................................................        16,355,000        14,114,692


                               Annual Report | 23

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    CALIFORNIA (CONTINUED)
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21 .......................   $    50,000,000   $    41,450,000
       senior lien, 5.00%, 1/01/33 .....................................................         5,000,000         3,556,550
       senior lien, ETM, zero cpn., 1/01/23 ............................................         7,000,000         3,941,770
                                                                                                             ---------------
                                                                                                                 678,218,848
                                                                                                             ---------------
    COLORADO 2.5%
    Adams County Revenue, Platte Valley Medical Center, Refunding, MBIA Insured, 5.00%,
       2/01/31 .........................................................................         6,560,000         5,925,845
    Aurora Water Improvement Revenue, first lien, Series A, AMBAC Insured, 5.00%,
       8/01/32 .........................................................................        10,000,000        10,140,800
       8/01/36 .........................................................................        41,235,000        41,536,840
       8/01/39 .........................................................................        26,930,000        27,072,729
    Colorado Board of Governors University Enterprise System Revenue, Series A, FGIC
       Insured, 5.00%, 3/01/37 .........................................................        10,000,000         9,706,900
    Colorado Health Facilities Authority Revenue,
       Hospital, Refunding, Series B, FSA Insured, 5.25%, 3/01/36 ......................        10,000,000         9,314,500
       Kaiser Permanente, Series A, ETM, 5.35%, 11/01/16 ...............................        13,250,000        13,390,582
       Valley View Hospital Assn., Refunding, 5.50%, 5/15/28 ...........................         5,000,000         4,055,650
       Valley View Hospital Assn., Refunding, 5.75%, 5/15/36 ...........................         7,000,000         5,549,390
    Colorado Springs Airport Revenue, Series C, zero cpn., 1/01/11 .....................         1,450,000         1,401,628
    Colorado State Higher Education Capital Construction Lease Purchase Financing
       Program COP, 5.50%, 11/01/27 ....................................................        10,000,000        10,512,900
    Colorado Water Resources and Power Development Authority Water Resources Revenue,
       Arapahoe County Water Improvement, Series E, MBIA Insured, 5.00%, 12/01/35 ......        10,000,000         9,438,600
    Denver City and County Airport Revenue, System, Refunding, Series A, XLCA Insured,
       5.00%, 11/15/25 .................................................................         8,000,000         8,115,520
    Mesa State College Auxiliary Facilities Enterprise Revenue, XLCA Insured, 5.00%,
       5/15/35 .........................................................................         9,950,000         9,653,888
    Northwest Parkway Public Highway Authority Revenue, Series A, AMBAC Insured,
       Pre-Refunded, 5.125%, 6/15/31 ...................................................         7,500,000         8,203,125
    Park Creek Metropolitan District Revenue, Senior Property Tax Support, Refunding and
       Improvement, Assured Guaranty, 6.25%, 12/01/30 ..................................         6,000,000         6,078,360
    Public Authority for Colorado Energy Natural Gas Purpose Revenue, 6.50%, 11/15/38 ..        20,000,000        16,389,000
    Pueblo County School District No. 060 GO, FGIC Insured, 5.00%, 12/15/22 ............         5,500,000         5,634,640
    Thornton Water Enterprise Revenue, MBIA Insured, 5.00%, 12/01/34 ...................        10,000,000        10,067,300
    University of Colorado Enterprise System Revenue, Series A, 5.375%, 6/01/32 ........         3,500,000         3,673,390
    University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%,
       11/15/29 ........................................................................         8,500,000         7,433,335
                                                                                                             ---------------
                                                                                                                 223,294,922
                                                                                                             ---------------
    CONNECTICUT 0.0%(b)
    Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
       5.80%, 8/20/39 ..................................................................         2,600,000         2,745,964
                                                                                                             ---------------
    DISTRICT OF COLUMBIA 1.8%
    District of Columbia Ballpark Revenue, Series B-1, BHAC Insured, 5.00%,
       2/01/24 .........................................................................        12,120,000        12,646,978
       2/01/25 .........................................................................         7,000,000         7,242,200
       2/01/26 .........................................................................         9,950,000        10,200,839


                               24 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    DISTRICT OF COLUMBIA (CONTINUED)
    District of Columbia GO,
       Series A, FSA Insured, 5.375%, 6/01/24 ..........................................   $     3,580,000   $     3,616,981
       Series A, FSA Insured, Pre-Refunded, 5.375%, 6/01/24 ............................         1,420,000         1,439,284
       Series E, MBIA Insured, ETM, 6.00%, 6/01/13 .....................................            15,000            15,054
    District of Columbia Hospital Revenue, Children's Hospital Obligation, Sub Series 1,
       FSA Insured, 5.45%, 7/15/35 .....................................................        25,000,000        24,688,750
    District of Columbia Income Tax Secured Revenue, Series A, 5.25%, 12/01/34 .........        10,000,000        10,277,400
    District of Columbia Revenue,
       Capital Appreciation, Georgetown University, Series A, MBIA Insured,
          Pre-Refunded, zero cpn., 4/01/20 .............................................         8,860,000         5,252,385
       Capital Appreciation, Georgetown University, Series A, MBIA Insured,
          Pre-Refunded, zero cpn., 4/01/22 .............................................        12,870,000         6,747,226
       Capital Appreciation, Georgetown University, Series A, MBIA Insured,
          Pre-Refunded, zero cpn., 4/01/23 .............................................        14,160,000         6,981,022
       Deed Tax, Housing Product Trust Fund, Series A, MBIA Insured, 5.00%, 6/01/32 ....         5,000,000         4,769,450
       Gains-Georgetown University, Capital Appreciation, Refunding, AMBAC Insured,
          zero cpn. to 4/01/18, 5.00% thereafter, 4/01/32 ..............................        15,370,000         8,107,060
       Georgetown University, Refunding, Series D, 5.50%, 4/01/36 ......................         5,000,000         4,992,750
       Medlantic/Helix, Series B, FSA Insured, 5.00%, 8/15/38 ..........................        20,000,000        17,989,800
    District of Columbia Tobacco Settlement FICO Revenue, Asset-Backed Bonds, Refunding,
       6.50%, 5/15/33 ..................................................................        35,000,000        26,048,050
    District of Columbia Water and Sewer Authority Public Utility Revenue, Refunding,
       Series A, 6.00%, 10/01/35 .......................................................         8,000,000         8,681,520
    Metropolitan Washington D.C. Airports Authority Airport System Revenue, Refunding,
       Series A, 5.375%, 10/01/29 ......................................................         5,000,000         4,624,350
                                                                                                             ---------------
                                                                                                                 164,321,099
                                                                                                             ---------------
    FLORIDA 7.2%
    Brevard County Local Option Fuel Tax Revenue, FGIC Insured, 5.00%, 8/01/37 .........        12,245,000        11,267,359
    Broward County School Board COP,
       MBIA Insured, 5.00%, 7/01/28 ....................................................        17,415,000        17,328,970
       Series A, FSA Insured, 5.25%, 7/01/24 ...........................................        25,000,000        25,178,750
    Broward County Water and Sewer Utility Revenue, Series A, 5.25%, 10/01/34 ..........         8,800,000         8,897,240
    Cape Coral Water and Sewer Revenue, AMBAC Insured, 5.00%, 10/01/36 .................         5,000,000         4,596,300
    Florida State Board of Education Capital Outlay GO, Public Education, Refunding,
       Series D, 5.75%, 6/01/22 ........................................................        10,000,000        10,356,600
       6.00%, 6/01/23 ..................................................................        17,500,000        20,717,900
    Florida State Mid-Bay Bridge Authority Revenue, Series A,
       AMBAC Insured, zero cpn., 10/01/23 ..............................................         4,950,000         2,005,839
       AMBAC Insured, zero cpn., 10/01/24 ..............................................         2,970,000         1,105,345
       Pre-Refunded, zero cpn., 10/01/23 ...............................................            50,000            28,356
       Pre-Refunded, zero cpn., 10/01/24 ...............................................            30,000            16,068
    Hernando County School Board COP, MBIA Insured, 5.00%, 7/01/30 .....................        10,000,000         9,327,500
    Hillsborough County Aviation Authority Revenue, Series A, Assured Guaranty, 5.50%,
       10/01/38 ........................................................................         5,000,000         4,662,800
    Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%,
       5/15/18 .........................................................................         6,500,000         6,347,445
    Hillsborough County IDAR, Refunding, Series A, 5.25%, 10/01/24 .....................        13,500,000        11,536,155


                               Annual Report | 25

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Hillsborough County School Board COP,
       Master Lease Program, Series B, MBIA Insured, 5.00%, 7/01/27 ....................   $     5,000,000   $     5,031,350
       Refunding, Series A, MBIA Insured, 5.00%, 7/01/25 ...............................         5,000,000         4,972,300
    Indian River County School Board COP, FGIC Insured, 5.00%, 7/01/27 .................        16,485,000        16,194,534
    Jacksonville Capital Improvement Revenue, Series A, AMBAC Insured, 5.00%,
       10/01/30 ........................................................................        20,175,000        19,404,719
    Jacksonville Economic Development Commission Health Care Facilities Revenue, Mayo
       Clinic, 5.00%, 11/15/36 .........................................................        17,950,000        16,608,597
    Jacksonville Excise Taxes Revenue, Series A, AMBAC Insured, 5.00%, 10/01/32 ........         6,015,000         5,805,558
    Jacksonville Sales Tax Revenue, AMBAC Insured, 5.00%,
       10/01/23 ........................................................................         6,000,000         6,071,520
       10/01/26 ........................................................................        20,000,000        20,152,200
    Jacksonville Transportation Revenue, MBIA Insured, 5.00%, 10/01/31 .................         5,000,000         5,020,000
    Lee County Transportation Facilities Revenue, Sanibel Bridges and Causeway,
       Series B, CIFG Insured, 5.00%, 10/01/35 .........................................        10,645,000        10,063,357
    Miami-Dade County Aviation Revenue, Miami International Airport,
       Hub of the Americas, Refunding, Series A, CIFG Insured, 5.00%, 10/01/38 .........        15,000,000        11,503,800
(c)    Refunding, Series A, 5.50%, 10/01/36 ............................................        20,000,000        19,259,800
       Refunding, Series A, Assured Guaranty, 5.25%, 10/01/33 ..........................        11,000,000         9,626,430
       Refunding, Series A, Assured Guaranty, 5.25%, 10/01/38 ..........................        13,000,000        11,107,720
       Refunding, Series B, FSA Insured, 5.00%, 10/01/41 ...............................        20,000,000        18,437,600
    Miami-Dade County Educational Facilities Authority Revenue, University of Miami,
       Series A, 5.50%, 4/01/38 ........................................................        12,500,000        12,216,250
    Miami-Dade County GO, Building Better Communities Program, Series B-1, 5.75%,
       7/01/33 .........................................................................        20,000,000        20,354,200
    Miami-Dade County Public Facilities Revenue, Jackson Health System, Series A,
       MBIA Insured, 5.00%, 6/01/30 ....................................................        10,630,000         8,826,939
    Miami-Dade County School Board COP, Assured Guaranty, 5.25%, 2/01/27 ...............        10,000,000        10,090,300
    Miami-Dade County Special Obligation Revenue,
       Juvenile Courthouse Project, Series A, AMBAC Insured, 5.00%, 4/01/32 ............        10,000,000         9,772,800
       Series B, MBIA Insured, zero cpn., 10/01/34 .....................................         5,500,000           760,650
    Miami-Dade County Transit Sales Surtax Revenue, Refunding, FSA Insured, 5.00%,
       7/01/38 .........................................................................        18,845,000        18,672,380
    Orange County Health Facilities Authority Revenue, Hospital, Orlando Regional
       Healthcare, Series B, FSA Insured, 5.00%, 12/01/32 ..............................        20,000,000        18,295,000
    Orange County School Board COP, Series A, Assured Guaranty, 5.50%, 8/01/34 .........        15,000,000        15,186,000
    Orlando Tourist Development Tax Revenue, Orlando, Assured Guaranty, 5.50%,
       11/01/38 ........................................................................        18,490,000        18,589,476
       11/01/38 ........................................................................         5,000,000         5,030,250
    Orlando Utilities Commission Water and Electric Revenue, Refunding, 5.00%,
       10/01/22 ........................................................................         7,500,000         7,745,250
    Orlando-Orange County Expressway Authority Revenue,
       Series A, FSA Insured, 5.00%, 7/01/32 ...........................................        12,000,000        11,869,320
       Series B, AMBAC Insured, 5.00%, 7/01/28 .........................................        10,630,000        10,672,839
    Palm Beach County School Board COP,
       Refunding, Series D, FSA Insured, 5.00%, 8/01/28 ................................        25,000,000        24,967,500
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 8/01/23 ............................         5,100,000         5,481,327
    Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, 5.50%,
       10/01/28 ........................................................................        10,000,000        10,348,300


                               26 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    FLORIDA (CONTINUED)
    Pensacola Airport Revenue, Airport Revenue Bonds, Refunding, 6.25%, 10/01/38 .......   $    16,500,000   $    15,469,905
    Port St. Lucie GO, MBIA Insured, 5.00%, 7/01/32 ....................................         7,000,000         7,036,330
    South Broward Hospital District Revenue, South Broward Hospital District Obligated
       Group, Refunding,
          4.75%, 5/01/28 ...............................................................        10,000,000         8,635,700
          5.00%, 5/01/36 ...............................................................        12,500,000        10,767,875
    South Miami Health Facilities Authority Hospital Revenue, Baptist Health South
       Florida Group,
          5.00%, 8/15/32 ...............................................................        31,070,000        27,202,406
    St. Lucie County Transportation Revenue, AMBAC Insured, 5.00%, 8/01/27 .............         5,785,000         5,642,631
    Tallahassee Energy System Revenue, Refunding, MBIA Insured, 5.00%, 10/01/37 ........        20,000,000        20,012,600
    Tampa Bay Water Utility System Revenue,
       Refunding and Improvement, Series A, National Public Financial Guarantee, 5.00%,
       10/01/28 ........................................................................         5,000,000         4,908,400
       Series B, FGIC Insured, 5.00%, 10/01/26 .........................................         5,245,000         5,260,053
       Series B, FGIC Insured, 5.00%, 10/01/31 .........................................        10,000,000         9,959,500
       Series B, FGIC Insured, Pre-Refunded, 5.00%, 10/01/26 ...........................         4,755,000         5,190,463
                                                                                                             ---------------
                                                                                                                 641,596,756
                                                                                                             ---------------
    GEORGIA 4.4%
    Athens-Clarke County Unified Government Water and Sewer Revenue, 5.50%, 1/01/38 ....        14,500,000        15,287,495
    Atlanta Airport Passenger Facility Charge Revenue, General, sub. lien,
       Refunding, Series C, FSA Insured, 5.00%, 1/01/33 ................................        19,500,000        19,418,295
       Series J, FSA Insured, 5.00%, 1/01/29 ...........................................        10,000,000        10,087,500
    Atlanta Airport Revenue, General, Series A, FGIC Insured, Pre-Refunded, 5.50%,
       1/01/26 .........................................................................        18,295,000        19,065,220
    Atlanta Development Authority Revenue,
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/24 ...         6,385,000         6,117,213
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/25 ...         6,955,000         6,512,592
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26 ...         5,000,000         4,601,750
       Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/27 ...         5,000,000         4,537,900
       Yamacraw Design Center Project, Series A, MBIA Insured, Pre-Refunded, 5.125%,
          1/01/27 ......................................................................         5,000,000         5,472,750
    Atlanta Development Authority Student Housing Facilities Revenue, Piedmont Ellis
       LLC, Series A, XLCA Insured, 5.00%, 9/01/30 .....................................        10,000,000         9,705,800
    Atlanta Water and Wastewater Revenue,
       FSA Insured, 5.00%, 11/01/34 ....................................................        20,205,000        19,918,493
       Refunding, Series A, MBIA Insured, 5.00%, 11/01/33 ..............................        13,000,000        11,367,460
    Bleckley-Dodge County Joint Development Authority Student Housing Facilities
       Revenue, MGC Real Estate Foundation II LLC Project,
          5.00%, 7/01/33 ...............................................................         5,000,000         4,586,450
          5.25%, 7/01/38 ...............................................................        10,000,000         9,376,600
    Bulloch County Development Authority Revenue, Assured Guaranty, 5.375%, 7/01/39 ....        23,075,000        23,617,724
    Burke County Development Authority PCR, Oglethorpe Power Corp., Vogtle Project,
       Series B, 5.50%, 1/01/33 ........................................................        15,000,000        13,465,200
       Series E, 7.00%, 1/01/23 ........................................................        25,000,000        26,236,000
    Clark County Hospital Authority Revenue, Athens Regional Medical Center Project,
       MBIA Insured, 5.00%, 1/01/27 ....................................................         5,000,000         4,941,900
    Clayton County Development Authority Student Housing and Activity Center Revenue,
       CSU Foundation Real Estate I LLC Project, XLCA Insured, 5.00%, 7/01/33 ..........        11,125,000        10,850,101


                               Annual Report | 27

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    GEORGIA (CONTINUED)
    Cobb County Hospital Authority Revenue, Refunding, AMBAC Insured, 5.00%, 4/01/28 ...   $    18,000,000   $    17,590,320
    DeKalb County Water and Sewer Revenue, Pre-Refunded, 5.25%, 10/01/25 ...............        12,000,000        12,867,000
    DeKalb Newton and Gwinnett Counties Joint Development Authority Revenue, Georgia
       Gwinnett College Foundation LLC Project, 6.00%, 7/01/34 .........................        10,000,000        10,006,600
    Georgia State Higher Education Facilities Authority Revenue, USG Real Estate
       Foundation I LLC Project,
          6.25%, 6/15/40 ...............................................................        13,970,000        14,479,067
    Assured Guaranty, 5.625%, 6/15/38 ..................................................         5,000,000         5,101,450
    Griffin Combined Public Utility Revenue, Refunding and Improvement, AMBAC Insured,
       5.00%, 1/01/25 ..................................................................         5,000,000         5,043,750
    Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett
       Hospital Systems Inc. Project, Series B, MBIA Insured, Pre-Refunded, 5.30%,
          9/01/27 ......................................................................        10,000,000        11,270,600
    Gwinnett County Water and Sewer Authority Revenue, Pre-Refunded, 5.25%, 8/01/25 ....        20,000,000        22,544,800
    Henry County and Henry County Water and Sewer Authority Revenue, Refunding and
       Improvement, Series A, MBIA Insured, 5.00%, 2/01/26 .............................         5,770,000         5,949,389
    Houston County Hospital Authority Revenue, Anticipation Certificates, Houston
       Healthcare
       Project, 5.25%, 10/01/35 ........................................................        10,485,000         8,836,339
    Jefferson Public Building Authority Revenue, Jackson County Facilities, Series A,
       XLCA Insured, 5.00%, 3/01/32 ....................................................         6,075,000         5,977,071
    Main Street Natural Gas Inc. Gas Project Revenue, Series A, 5.50%, 9/15/28 .........         5,000,000         3,761,750
    Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus
       Regional
       Healthcare Systems, Refunding, Assured Guaranty, 6.50%, 8/01/38 .................        10,000,000        10,567,300
    Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Second Indenture
       Series, MBIA Insured, Pre-Refunded, 5.00%,
          7/01/25 ......................................................................        12,160,000        13,658,963
          7/01/26 ......................................................................        12,800,000        14,377,856
    Richmond County Development Authority Educational Facilities Revenue, MCG-PPG Cancer
       Research Center, Series A, AMBAC Insured, 5.00%, 12/15/29 .......................         5,000,000         4,898,950
                                                                                                             ---------------
                                                                                                                 392,097,648
                                                                                                             ---------------
    HAWAII 0.5%
    Hawaii State Airports System Revenue, Second Series,
       ETM, 6.90%, 7/01/12 .............................................................           410,000           437,101
       MBIA Insured, ETM, 6.90%, 7/01/12 ...............................................           350,000           373,135
    Hawaii State Department of Budget and Finance Special Purpose Revenue, Wilcox
       Memorial Hospital Projects, Refunding,
          5.25%, 7/01/13 ...............................................................           600,000           591,390
          5.35%, 7/01/18 ...............................................................         2,040,000         1,873,230
          5.50%, 7/01/28 ...............................................................         1,470,000         1,199,167
    Hawaii State GO,
       Refunding, Series BW, 6.375%, 3/01/11 ...........................................            95,000           103,851
       Series BW, ETM, 6.375%, 3/01/11 .................................................             5,000             5,486
       Series CT, FSA Insured, Pre-Refunded, 5.875%, 9/01/19 ...........................         5,000,000         5,137,950
    Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue, Refunding,
       Series A, FNMA Insured, 5.75%, 7/01/30 ..........................................           310,000           309,746
    Honolulu City and County Board of Water Supply Water System Revenue, Refunding,
       Series A, MBIA Insured, 5.00%, 7/01/36 ..........................................        20,000,000        20,250,600
    Honolulu City and County GO,
       ETM, 6.00%, 12/01/14 ............................................................           150,000           182,016
       Refunding, Series C, FGIC Insured, 5.00%, 7/01/20 ...............................         5,250,000         5,316,413


                               28 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    HAWAII (CONTINUED)
    Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 6/20/35 ....   $     1,170,000   $     1,172,153
    Honolulu City and County Wastewater System Revenue, Second Bond Resolution,
       Refunding, Junior Series, FGIC Insured, 5.00%, 7/01/23 ..........................        10,000,000        10,068,500
    Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ................           220,000           231,101
                                                                                                             ---------------
                                                                                                                  47,251,839
                                                                                                             ---------------
    IDAHO 0.2%
    Idaho Health Facilities Authority Revenue, St. Luke's Health System Project,
       Series A, 6.75%, 11/01/37 .......................................................        12,500,000        13,231,875
    Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ................           100,000           100,171
                                                                                                             ---------------
                                                                                                                  13,332,046
                                                                                                             ---------------
    ILLINOIS 5.2%
    Aurora Waterworks and Sewer Revenue, XLCA Insured, 4.75%, 12/01/36 .................         7,765,000         7,116,545
    Bourbonnais Industrial Project Revenue, Olivet Nazarene University Project, Radian
       Insured, 5.125%, 11/01/37 .......................................................         5,000,000         3,839,300
    Chicago Board of Education GO, Refunding, Series C, FSA Insured, 5.25%, 12/01/23 ...        15,860,000        16,814,296
    Chicago COP, AMBAC Insured, 7.75%, 7/15/11 .........................................         5,500,000         6,088,885
    Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, ETM, 5.75%,
       1/01/23 .........................................................................         8,955,000        10,629,316
    Chicago Wastewater Transmission Revenue, Series A, BHAC Insured, 5.50%, 1/01/38 ....        18,000,000        19,277,460
    Illinois Development Finance Authority Hospital Revenue, Adventist Health System,
       Sunbelt Obligation, Pre-Refunded,
          5.65%, 11/15/24 ..............................................................         6,030,000         6,255,281
          5.50%, 11/15/29 ..............................................................        20,000,000        20,731,400
    Illinois Development Finance Authority Revenue, Provena Health, Refunding, Series A,
       MBIA Insured, 5.50%, 5/15/21 ....................................................        10,000,000        10,004,000
    Illinois Finance Authority Revenue,
       Alexian Brothers Health System, Refunding, Series A, FSA Insured, 5.50%, 1/01/28         45,000,000        44,582,400
       Columbia College, MBIA Insured, 5.00%, 12/01/32 .................................        15,440,000        12,689,055
       Resurrection Health Care, Series B, FSA Insured, 5.25%, 5/15/29 .................        28,650,000        23,027,438
       Rush University Medical Center, Refunding, Series B, MBIA Insured, 5.75%,
          11/01/28 .....................................................................         2,500,000         2,420,350
       Rush University Medical Center, Refunding, Series B, MBIA Insured, 5.25%,
          11/01/35 .....................................................................         3,000,000         2,507,370
       Sherman Health System, Series A, 5.50%, 8/01/37 .................................         5,000,000         3,395,000
    Illinois Health Facilities Authority Revenue,
       Children's Memorial Hospital, Series A, AMBAC Insured, Pre-Refunded, 5.75%,
          8/15/25 ......................................................................         9,120,000         9,337,147
       Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%,
          7/01/18 ......................................................................         7,090,000         7,099,784
       Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18            2,105,000         2,586,077
       Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ..............         2,885,000         2,845,908
       Northwestern Medical Facility Foundation, Refunding, MBIA Insured, 5.125%,
          11/15/28 .....................................................................         7,500,000         6,201,300
       South Suburban Hospital, ETM, 7.00%, 2/15/18 ....................................         4,200,000         5,119,674
    Illinois Municipal Electric Agency Power Supply Revenue, Series A, FGIC Insured,
       5.00%, 2/01/35 ..................................................................        20,000,000        19,053,000
    Illinois State Finance Authority Revenue, Rush University Medical Center Obligation
       Group, Series B, 7.25%, 11/01/38 ................................................        10,000,000        10,388,600
    Illinois State GO, FSA Insured, 5.00%, 9/01/29 .....................................        12,000,000        12,070,200
    Kane County School District No. 129 GO, Series A, FGIC Insured, Pre-Refunded, 5.25%,
       2/01/22 .........................................................................         5,285,000         5,847,800


                               Annual Report | 29

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT             VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    ILLINOIS (CONTINUED)
    Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       Capital Appreciation, 2002, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ......  $     9,275,000   $     9,265,725
       Capital Appreciation, 2002, Series A, FGIC Insured, zero cpn., 6/15/09 ...........          235,000           234,443
       Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero
          cpn. to 6/14/12, 5.50% thereafter, 6/15/20 ....................................        8,240,000         7,788,860
       Capital Appreciation, McCormick Place, Refunding, Series B, MBIA Insured, zero
         cpn. to 6/14/12, 5.55% thereafter, 6/15/21 .....................................        6,000,000         5,649,720
       Capital Appreciation, McCormick Place, Refunding, Series B, zero cpn. to 6/14/17,
          5.65% thereafter, 6/15/22 .....................................................       30,000,000        22,578,300
       Capital Appreciation, Series A, FGIC Insured, ETM, zero cpn., 6/15/09 ............        1,490,000         1,488,510
       McCormick Place Expansion Project, 6.50%, 6/15/22 ................................            5,000             5,016
       McCormick Place Expansion Project, 6.50%, 6/15/27 ................................          555,000           554,994
       McCormick Place Expansion Project, Refunding, National Public Financial Guarantee,
          5.25%, 12/15/28 ...............................................................       39,580,000        40,419,888
       McCormick Place Expansion Project, Series A, FGIC Insured, 6.65%, 6/15/12 ........          250,000           250,813
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
          6/15/10 .......................................................................        7,845,000         7,755,959
       McCormick Place Expansion Project, Series A, FGIC Insured, ETM, zero cpn.,
          6/15/11 .......................................................................        9,690,000         9,383,215
       McCormick Place Expansion Project, Series A, FGIC Insured, zero cpn., 6/15/10 ....          155,000           151,210
       McCormick Place Expansion Project, Series A, MBIA Insured, 5.00%, 12/15/28 .......       26,795,000        26,912,094
    Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick
       Place Convention Center, ETM, 7.00%, 7/01/26 .....................................       12,000,000        15,807,600
    Regional Transportation Authority Revenue, Series A, AMBAC Insured, 7.20%,
       11/01/20 .........................................................................        1,000,000         1,229,420
    Southwestern Illinois Development Authority Revenue, Capital Appreciation, Local
       Government Program, FSA Insured, zero cpn.,
       12/01/24 .........................................................................        3,850,000         1,730,960
       12/01/26 .........................................................................        7,700,000         2,988,139
    University of Illinois University Revenues, Auxiliary Facilities System, AMBAC
       Insured, zero cpn., 4/01/10 ......................................................       14,250,000        14,052,210
       Refunding, Series A, AMBAC Insured, 5.00%, 4/01/30 ...............................        5,000,000         5,025,000
       Refunding, Series B, FGIC Insured, 5.125%, 4/01/26 ...............................        3,585,000         3,650,247
       Series A, 5.75%, 4/01/38 .........................................................        7,000,000         7,411,460
       Series B, FGIC Insured, Pre-Refunded, 5.125%, 4/01/26 ............................        8,415,000         9,063,544
    Upper River Valley Development Authority Environmental Facilities Revenue, General
       Electric Co. Project, 5.45%, 2/01/23 .............................................        3,600,000         3,622,824
                                                                                                             ---------------
                                                                                                                 466,947,737
                                                                                                             ---------------
    INDIANA 1.0%
    Indiana Bond Bank Revenue, Special Program, Hendricks Regional Health, Series A,
       5.50%, 2/01/29 ...................................................................        9,000,000         9,081,900
    Indiana Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A,
       6.75%, 3/01/39 ...................................................................        9,750,000         9,923,160
    Indiana Health and Educational Facility Financing Authority Hospital Revenue, 5.50%,
       3/01/27 ..........................................................................        6,500,000         5,445,375
    Indiana Health Facility Financing Authority Hospital Revenue,
       Community Foundation Northwest Indiana, Refunding, Series A, 6.375%, 8/01/21 .....       15,590,000        15,169,226
       Community Foundation Northwest Indiana, Series A, Pre-Refunded, 6.375%, 8/01/21 ..        1,910,000         2,124,569
       Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 ..............        1,200,000         1,106,292
    Indiana Health Facility Financing Authority Revenue, Greenwood Village South
       Project, Refunding, 5.625%, 5/15/28 ..............................................        1,750,000         1,227,572


                               30 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                               PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    INDIANA (CONTINUED)
    Indiana Municipal Power Agency Power Supply System Revenue, Indiana Municipal Power
       Agency, Series B, 6.00%, 1/01/39 ................................................   $     4,000,000   $     4,120,760
    Indiana State Development Financing Authority Environmental Revenue, Refunding,
       6.25%, 7/15/30 ..................................................................         2,000,000         1,755,540
    Indiana State Educational Facilities Authority Revenue,
       DePauw University Project, Refunding, 5.30%, 7/01/16 ............................           600,000           608,142
       Valparaiso University, Refunding, AMBAC Insured, 5.125%, 10/01/23 ...............         2,015,000         2,039,805
    Indiana Transportation Finance Authority Highway Revenue, Pre-Refunded, 5.375%,
       12/01/25 ........................................................................        15,000,000        16,087,050
(d) Jasper County EDR, Georgia-Pacific Corp. Project, 5.625%, 12/01/27 .................         3,500,000         2,096,325
       Refunding, 6.70%, 4/01/29 .......................................................         3,000,000         2,009,970
    Jasper County PCR, Northern Indiana Public Service Co., Refunding, Series C, MBIA
       Insured, 5.60%, 11/01/16 ........................................................         5,000,000         5,048,650
    Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG
       Insured, 8.00%, 1/01/14 .........................................................            65,000            64,998
    Petersburg PCR, 5.75%, 8/01/21 .....................................................         5,000,000         4,386,500
    University of Southern Indiana Revenue, Student Fee, Series J, Assured Guaranty,
       5.75%, 10/01/28 .................................................................         2,000,000         2,138,860
                                                                                                             ---------------
                                                                                                                  84,434,694
                                                                                                             ---------------
    KANSAS 0.7%
    Burlington PCR, Kansas Gas and Electric Co. Project, Refunding,
       Series A, MBIA Insured, 5.30%, 6/01/31 ..........................................        18,000,000        16,025,580
       Series B, MBIA Insured, 4.85%, 6/01/31 ..........................................        19,325,000        16,828,983
    Kansas State Development Finance Authority Health Facilities Revenue, Stormont-Vail
       HealthCare Inc., Series L, MBIA Insured, 5.125%, 11/15/36 .......................         3,750,000         3,202,350
    Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
       Hospital, Series Z, Radian Insured, 5.25%, 12/15/23 .............................         2,000,000         1,629,000
    Kansas State Development Finance Authority Revenue, Water Pollution Control,
       Revolving Fund,
       Refunding, Series II, 5.125%, 11/01/18 ..........................................         3,450,000         3,631,332
       Series II, Pre-Refunded, 5.125%, 11/01/18 .......................................         1,550,000         1,705,573
    Overland Park Development Corp. Revenue, second tier, Convention, Refunding,
       Series B, AMBAC Insured, 5.125%, 1/01/32 ........................................        20,000,000        16,361,800
    Wyandotte County Kansas City Unified Government Utility System Revenue, Series A,
       BHAC Insured, 5.25%, 9/01/34 ....................................................         5,000,000         5,368,700
                                                                                                             ---------------
                                                                                                                  64,753,318
                                                                                                             ---------------
    KENTUCKY 1.6%
    Carroll County Environmental Facilities Revenue, AMBAC Insured, 5.75%, 2/01/26 .....        12,500,000        12,379,625
    Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
       zero cpn.,
       8/15/09 .........................................................................         4,580,000         4,564,382
       8/15/10 .........................................................................         4,620,000         4,467,170
       8/15/13 .........................................................................         6,825,000         6,013,780
       8/15/14 .........................................................................         6,860,000         5,765,693
       8/15/16 .........................................................................         7,005,000         5,341,593
       8/15/17 .........................................................................         7,115,000         5,130,342


                               Annual Report | 31

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    KENTUCKY (CONTINUED)
    Kentucky Economic Development Finance Authority Health System Revenue,
    Norton Healthcare Inc.,
       Refunding, Series B, MBIA Insured, zero cpn., 10/01/18 ..........................   $     8,585,000   $     4,991,233
       Refunding, Series C, MBIA Insured, 6.05%, 10/01/19 ..............................         7,385,000         7,261,670
       Refunding, Series C, MBIA Insured, 6.10%, 10/01/21 ..............................         6,050,000         5,801,285
       Refunding, Series C, MBIA Insured, 6.10%, 10/01/23 ..............................        11,295,000        10,633,791
       Series C, MBIA Insured, Pre-Refunded, 6.05%, 10/01/19 ...........................         3,695,000         4,370,594
       Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/21 ...........................         2,875,000         3,406,703
       Series C, MBIA Insured, Pre-Refunded, 6.10%, 10/01/23 ...........................         5,650,000         6,694,911
    Kentucky Economic Development Finance Authority Hospital System Revenue,
       Appalachian Regional Health Center Facility, Refunding and Improvement,
       5.80%, 10/01/12 .................................................................         1,000,000           916,810
       5.85%, 10/01/17 .................................................................         5,615,000         4,498,794
    Kentucky Economic Development Finance Authority Louisville Arena Project Revenue,
    Louisville Arena, Sub Series A-1, Assured Guaranty, 6.00%, 12/01/38 ................         4,000,000         4,081,040
    Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project,
       Series A, MBIA Insured, 5.00%, 9/01/32 ..........................................        10,000,000        10,012,800
    Kentucky State Property and Buildings Commission Revenues, Project No. 90,
       Refunding, 5.50%, 11/01/28 ......................................................        15,000,000        15,699,600
    Louisville and Jefferson County Metropolitan Government College Revenue, Bellarmine
       University, Refunding and Improvement, Series A, 6.00%, 5/01/33 .................         3,000,000         2,634,810
    Louisville and Jefferson County Metropolitan Government Health Facilities Revenue,
       Jewish Hospital and St. Mary's HealthCare Inc. Project, Refunding, 6.125%,
       2/01/37 .........................................................................        11,500,000        11,505,865
    Paducah Electric Plant Board Revenue, Series A, Assured Guaranty, 5.25%, 10/01/35 ..         7,000,000         7,179,060
                                                                                                             ---------------
                                                                                                                 143,351,551
                                                                                                             ---------------
    LOUISIANA 2.4%
    Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%,
       10/01/12 ........................................................................         7,695,000         7,693,923
    Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish
       Memorial Hospital Project, Refunding, Series A, Connie Lee Insured,
       6.375%, 12/01/12 ................................................................         2,690,000         2,676,173
       6.50%, 12/01/18 .................................................................         5,530,000         5,139,361
    East Baton Rouge Mortgage Finance Authority SFM Purchase Revenue, Series A, 6.80%,
       10/01/28 ........................................................................           765,000           768,504
(c) East Baton Rouge Parish Sewer Commission Revenue, Refunding, Series A, 5.25%, ......         6,000,000         5,858,340
       2/01/39
    Greater New Orleans Expressway Commission Revenue, Refunding, AMBAC Insured, 5.00%,
       11/01/27 ........................................................................         5,655,000         5,670,721
    Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
       5.55%, 6/01/32 ..................................................................           760,000           750,546
    Lafayette Communications Systems Revenue, XLCA Insured, 5.25%, 11/01/27 ............        12,485,000        12,153,773
    Lafayette Public Improvement Sales Tax GO, Series B, MBIA Insured, 4.75%, 3/01/30 ..         5,055,000         4,982,360
    Louisiana Local Government Environmental Facilities and CDA Revenue, Bossier City
       Public Improvement Projects, AMBAC Insured, 5.00%, 11/01/32 .....................         6,730,000         6,504,343
       Jefferson Parking Garage Project, AMBAC Insured, 5.00%, 9/01/31 .................         4,290,000         3,729,554
       MBIA Insured, 5.00%, 12/01/26 ...................................................         5,605,000         5,630,222


                               32 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    LOUISIANA (CONTINUED)
    Louisiana Public Facilities Authority Revenue,
       Cleco Power Project, Mandatory Put 12/01/11, 7.00%, 12/01/38 ....................   $    10,000,000   $    10,369,200
       Millennium Housing LLC Student Housing, CIFG Insured, 5.00%, 11/01/30 ...........        10,000,000         7,351,700
       Ochsner Clinic Foundation Project, Series B, 5.25%, 5/15/38 .....................        10,260,000         7,444,656
       Ochsner Clinic Foundation Project, Series B, 5.50%, 5/15/47 .....................        10,000,000         7,311,500
       Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23 ................        10,000,000        12,117,300
       Tulane University of Louisiana, Series A, AMBAC Insured,
          Pre-Refunded, 5.00%, 7/01/32 .................................................         5,000,000         5,565,150
    Louisiana State Gas and Fuels Tax Revenue, Series A, AMBAC Insured,
       5.00%, 6/01/27 ..................................................................        19,250,000        19,181,277
       FSA Insured, 4.75%, 5/01/39 .....................................................        16,750,000        15,829,755
    New Orleans GO,
       Public Improvement, MBIA Insured, 5.00%, 10/01/33 ...............................         3,545,000         3,133,638
       Radian Insured, 5.00%, 12/01/27 .................................................         5,935,000         5,520,381
       Radian Insured, 5.125%, 12/01/33 ................................................        11,645,000        10,481,315
    Pointe Coupee Parish PCR, Gulf States Utilities Co. Project,
       Refunding, 6.70%, 3/01/13 .......................................................         1,490,000         1,489,672
    Rapides Finance Authority Revenue, Cleco Power LLC Project,
       Mandatory Put 10/01/11, 6.00%, 10/01/38 .........................................         4,750,000         4,703,782
    St. Charles Parish Consolidated Waterworks and Wastewater District
       No. 1 Revenue, Series A,  AMBAC Insured, 5.00%, 7/01/36 .........................         6,230,000         6,211,248
    St. John the Baptist Parish Revenue, Marathon Oil Corp. Project,
       Series A, 5.125%, 6/01/37 .......................................................        40,500,000        31,141,260
    West Feliciana Parish PCR, Gulf States Utilities Co. Project, 7.00%, 11/01/15 ......         1,350,000         1,351,634
                                                                                                             ---------------
                                                                                                                 210,761,288
                                                                                                             ---------------
    MAINE 0.2%
    Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding,
       Series B, 6.20%, 9/01/19 ........................................................         8,000,000         6,981,360
    Maine Health and Higher Educational Facilities Authority Revenue, Series A,
       MBIA Insured, 5.00%, 7/01/32 ....................................................         6,045,000         6,103,274
                                                                                                             ---------------
                                                                                                                  13,084,634
                                                                                                             ---------------
    MARYLAND 0.7%
    Baltimore Convention Center Hotel Revenue, Senior Series A, XLCA
       Insured, 5.00%, 9/01/32 .........................................................         3,500,000         2,126,040
    Baltimore Project Revenue,
       Wastewater Projects, Series D, AMBAC Insured, 5.00%, 7/01/37 ....................         5,000,000         5,019,600
       Water Projects, Series C, AMBAC Insured, 5.00%, 7/01/37 .........................         8,130,000         8,161,870
    Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22 .......         5,000,000         5,332,800
    Maryland State EDC Student Housing Revenue, University of Maryland College
       Park Projects, Refunding, CIFG Insured, 5.00%, 6/01/33 ..........................        15,000,000        10,541,550
    Maryland State Health and Higher Educational Facilities Authority Revenue,
       Anne Arundel Health System, Series A, 6.75%, 7/01/39 ............................         3,000,000         3,115,770
       LifeBridge Health, Refunding, Assured Guaranty, 5.00%, 7/01/28 ..................         3,000,000         3,017,760
       Upper Chesapeake Hospitals, Series C, 6.00%, 1/01/38 ............................         5,000,000         4,265,250
       Western Maryland Health, Series A, MBIA Insured, 5.00%, 7/01/34 .................        20,000,000        18,154,400
                                                                                                             ---------------
                                                                                                                  59,735,040
                                                                                                             ---------------


                               Annual Report | 33

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    MASSACHUSETTS 3.1%
    Massachusetts Bay Transportation Authority Revenue, Assessment,
       Refunding, Series A, 5.25%, 7/01/30 .............................................   $     2,785,000   $     2,805,581
       Series A, Pre-Refunded, 5.25%, 7/01/30 ..........................................        14,740,000        15,531,538
    Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding, Senior
       Series A, 5.00%, 7/01/28 ........................................................        10,000,000        10,703,400
    Massachusetts Educational Financing Authority Education Loan Revenue, Series H,
       Assured Guaranty, 6.35%, 1/01/30 ................................................        10,000,000         9,701,200
    Massachusetts State Development Finance Agency Revenue,
       Massachusetts/Saltonstall Redevelopment Building Corp., Series A, MBIA Insured,
          5.125%, 8/01/28 ..............................................................         6,735,000         5,757,078
       Worcester Polytechnic Institute, Refunding, MBIA Insured, 5.00%, 9/01/37 ........        10,000,000         9,547,800
    Massachusetts State GO,
       Consolidated Loan, Series C, AMBAC Insured, 5.00%, 8/01/37 ......................        10,000,000        10,236,600
       MBIA Insured, Pre-Refunded, 5.00%, 8/01/22 ......................................         4,100,000         4,534,067
    Massachusetts State Health and Educational Facilities Authority Revenue,
       Berklee College of Music, Refunding, Series A, 5.00%, 10/01/37 ..................        10,000,000         9,435,600
       Berkshire Health System, Series E, 6.25%, 10/01/31 ..............................         2,250,000         1,962,158
       Berkshire Health System, Series E, Radian Insured, 5.70%, 10/01/25 ..............         4,500,000         3,825,180
       Caregroup, Series E-1, 5.125%, 7/01/33 ..........................................         3,000,000         2,511,750
       Caregroup, Series E-1, 5.125%, 7/01/38 ..........................................         3,500,000         2,862,020
       Emmanuel College, MBIA Insured, 5.00%, 7/01/37 ..................................        10,000,000         7,673,400
       Harvard University, Series FF, 5.00%, 7/15/22 ...................................        13,550,000        14,154,330
       Northeastern University, Series R, 5.00%, 10/01/33 ..............................         6,830,000         6,550,926
    Massachusetts State HFA Housing Revenue, Series B, 7.00%, 12/01/38 .................        10,000,000        10,832,400
    Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
       5.65%, 10/01/17 .................................................................         2,295,000         2,299,980
       5.70%, 10/01/27 .................................................................         7,375,000         7,379,720
    Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series A,
       AMBAC Insured, 4.50%, 8/15/35 ...................................................        30,000,000        28,193,100
       FSA Insured, 5.00%, 8/15/30 .....................................................        15,000,000        15,282,000
    Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Refunding, Series A, MBIA Insured, 5.00%, 1/01/37 ...............................        52,130,000        41,977,161
       Series B, MBIA Insured, 5.125%, 1/01/37 .........................................        21,150,000        17,212,293
       Sub Series A, AMBAC Insured, 5.25%, 1/01/29 .....................................         5,000,000         4,402,200
    Massachusetts State Water Pollution Abatement Trust Revenue, MWRA Program, Series A,
       5.00%, 8/01/32 ..................................................................           225,000           228,476
       Pre-Refunded, 5.00%, 8/01/32 ....................................................         4,775,000         5,344,801
    Massachusetts State Water Pollution Abatement Trust Water Pollution Abatement
       Revenue, MWRA Program,
       Refunding, Sub Series A, 5.75%, 8/01/29 .........................................         5,210,000         5,279,658
       Sub Series A, Pre-Refunded, 5.75%, 8/01/29 ......................................         1,290,000         1,319,502
    Route 3 North Transportation Improvement Assn. Massachusetts Lease Revenue,
       MBIA Insured, Pre-Refunded, 5.375%, 6/15/29 .....................................        16,405,000        17,293,659
                                                                                                             ---------------
                                                                                                                 274,837,578
                                                                                                             ---------------
    MICHIGAN 3.7%
    Anchor Bay School District GO, Refunding, 5.00%, 5/01/29 ...........................         6,300,000         6,344,982
    Chippewa Valley School GO, Pre-Refunded, 5.125%, 5/01/27 ...........................         5,310,000         5,898,560


                               34 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    MICHIGAN (CONTINUED)
    Coldwater Community Schools GO, MBIA Insured, Pre-Refunded, zero cpn., 5/01/18 .....   $     5,935,000   $     3,348,764
    Detroit City School District GO, School Building and Site Improvement,
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/23 ............................         2,000,000         2,255,960
       Series A, FSA Insured, Pre-Refunded, 5.125%, 5/01/31 ............................        14,925,000        16,556,153
       Series B, FGIC Insured, 5.00%, 5/01/33 ..........................................        16,870,000        13,585,242
    Detroit Sewer Disposal System Revenue,
       second lien, Series A, MBIA Insured, 5.00%, 7/01/30 .............................         5,470,000         4,492,949
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.125%, 7/01/31 ..............        10,000,000        10,837,000
    Detroit Water Supply System Revenue,
       second lien, Series B, FGIC Insured, Pre-Refunded, 5.50%, 7/01/33 ...............         5,000,000         5,501,400
       second lien, Series B, FSA Insured, 7.00%, 7/01/36 ..............................         5,000,000         5,471,200
       senior lien, Series A, FGIC Insured, 5.00%, 7/01/30 .............................        17,575,000        15,038,928
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ...............         7,060,000         7,606,797
       senior lien, Series A, FGIC Insured, Pre-Refunded, 5.25%, 7/01/33 ...............         6,170,000         6,709,752
    Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .......         8,625,000         8,278,189
    Grand Rapids Public Schools GO, School Building and Site, FSA Insured, 4.50%, 5/01/31       21,800,000        21,206,168
    Harrison Community Schools GO, AMBAC Insured, zero cpn., 5/01/20 ...................         6,000,000         2,930,280
    Jackson County Building Authority Revenue, AMBAC Insured, Pre-Refunded, 5.60%,
       5/01/30 .........................................................................         4,145,000         4,354,115
    Michigan State Building Authority Revenue,
       Facilities Program, Refunding, Series I, 5.00%, 10/15/24 ........................        31,350,000        30,656,224
       Facilities Program, Refunding, Series I, 6.25%, 10/15/38 ........................        15,000,000        16,024,500
       Refunding, Series IA, FGIC Insured, 5.00%, 10/15/31 .............................         9,475,000         8,671,994
    Michigan State GO, Environmental Program, Refunding, Series A,
       6.00%, 11/01/24 .................................................................         1,000,000         1,065,720
       5.50%, 11/01/25 .................................................................         1,000,000         1,016,130
    Michigan State Hospital Finance Authority Revenue, Ascension Health Credit, Series A,
       MBIA Insured, Pre-Refunded, 6.125%, 11/15/23 ....................................        18,000,000        18,712,440
    Michigan State Strategic Fund Resources Recovery Limited Obligation Revenue, Detroit
       Education Exempt Facilities, Refunding, Series D, XLCA Insured,
       5.25%, 12/15/32 .................................................................        10,000,000         9,309,100
    Michigan State Trunk Line Revenue, Series A, FSA Insured, Pre-Refunded, 5.25%,
       11/01/30 ........................................................................        10,000,000        10,969,400
    Michigan Tobacco Settlement Finance Authority Revenue, Tobacco Settlement Asset,
       Senior Series A, 5.25%, 6/01/22 .................................................        10,000,000         7,776,600
       Senior Series A, 6.00%, 6/01/34 .................................................        42,680,000        27,578,109
       Turbo, Series A, 6.875%, 6/01/42 ................................................        17,500,000        11,823,700
    Royal Oak Hospital Finance Authority Hospital Revenue, William Beaumont Hospital,
       Refunding, 8.25%, 9/01/39 .......................................................        20,000,000        22,183,600
       Series M, MBIA Insured, 5.25%, 11/15/31 .........................................        10,000,000         8,055,600
    Southgate Community School District GO, FGIC Insured, Pre-Refunded,
       5.00%, 5/01/25 ..................................................................         5,500,000         5,500,000
    Wayne State University Revenues, General, AMBAC Insured, 5.00%, 11/15/36 ...........         5,000,000         5,071,950
    West Ottawa Public School District GO, Series A, 5.00%, 5/01/27 ....................         5,000,000         5,086,300
                                                                                                             ---------------
                                                                                                                 329,917,806
                                                                                                             ---------------
    MINNESOTA 1.2%
    Cloquet PCR, Potlatch Corp. Projects, Refunding, 5.90%, 10/01/26 ...................         9,100,000         6,437,795
    Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 ..         1,500,000         1,135,530


                               Annual Report | 35

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    MINNESOTA (CONTINUED)
    Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue,
       Series A, FGIC Insured, Pre-Refunded, 5.25%, 1/01/32 ............................   $    32,025,000   $    34,237,287
       Series A, FGIC Insured, Pre-Refunded, 5.75%, 1/01/32 ............................         5,000,000         5,220,350
       Series C, FGIC Insured, Pre-Refunded, 5.25%, 1/01/26 ............................        19,000,000        20,296,370
    Minneapolis Health Care System Revenue, Fairview Health Services, Series A,
       6.625%, 11/15/28 ................................................................        11,000,000        11,541,970
       6.75%, 11/15/32 .................................................................         6,250,000         6,540,125
    Minnesota Agriculture and Economic Development Board Revenue, Health Care System,
       Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 ..............................           510,000           487,239
    Minnetonka MFHR, Ridgepointe II Project, Series A, GNMA Secured, Pre-Refunded,
       5.95%, 10/20/33 .................................................................        11,075,000        11,895,214
    Roseville MFHR, Rosepointe I Project, Series A, GNMA Secured, Pre-Refunded, 5.95%,
       10/20/33 ........................................................................         7,785,000         8,221,739
    University of Minnesota Revenue, Series A, ETM, 5.75%, 7/01/13 .....................         1,250,000         1,464,875
                                                                                                             ---------------
                                                                                                                 107,478,494
                                                                                                             ---------------
    MISSISSIPPI 0.9%
    Claiborne County PCR, Systems Energy Resources Inc. Project, Refunding, 6.20%,
       2/01/26 .........................................................................        36,500,000        30,966,965
    Jackson County Environmental Improvement Revenue, International Paper Co. Project,
       6.70%, 5/01/24 ..................................................................         3,500,000         3,049,970
    Mississippi Business Finance Corp. PCR, System Energy Resource Inc. Project,
       Refunding,
          5.875%, 4/01/22 ..............................................................        40,000,000        34,770,800
          5.90%, 5/01/22 ...............................................................         8,250,000         7,184,842
    Mississippi State GO, Refunding, 5.75%, 12/01/12 ...................................         2,000,000         2,275,080
                                                                                                             ---------------
                                                                                                                  78,247,657
                                                                                                             ---------------
    MISSOURI 1.3%
    Jackson County Special Obligation Revenue, MBIA Insured, 5.00%, 12/01/22 ...........         9,095,000         9,409,960
    Missouri Development Finance Board Cultural Facilities Revenue, Nelson Gallery
       Foundation, Series A, MBIA Insured, 5.00%, 12/01/30 .............................        11,500,000        11,632,250
    Missouri Joint Municipal Electric Utility Commission Power Project Revenue,
       Iatan 2 Project, Series A, AMBAC Insured, 5.00%, 1/01/34 ........................        14,000,000        12,965,260
       Plum Point Project, MBIA Insured, 5.00%, 1/01/34 ................................         8,000,000         6,437,920
    Missouri State Board of Public Buildings Special Obligation Revenue, Series A,
       4.75%, 10/15/28 .................................................................         8,250,000         8,381,835
    Missouri State Health and Educational Facilities Authority Health Facilities
       Revenue, St. Luke's Health System, Series B, 5.50%, 11/15/35 ....................        15,000,000        15,300,600
    Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
       Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 ...............................           230,000           230,166
       Series A, AMBAC Insured, Pre-Refunded, 5.25%, 6/01/21 ...........................         9,950,000        10,819,829
       Series B, AMBAC Insured, 5.25%, 6/01/21 .........................................         7,550,000         7,596,432
    St. Louis Airport Revenue,
       Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%,
          7/01/20 ......................................................................         5,000,000         5,422,000
       Airport Development Program, Series A, MBIA Insured, Pre-Refunded, 5.00%,
          7/01/21 ......................................................................         7,250,000         7,861,900
       Capital Improvement Program, Series A, MBIA Insured, Pre-Refunded, 5.00%,
          7/01/27 ......................................................................        12,390,000        13,790,442
    Taney County IDA Hospital Revenue, The Skaggs Community Hospital Assn., Refunding,
       5.40%, 5/15/28 ..................................................................         4,000,000         3,132,120
                                                                                                             ---------------
                                                                                                                 112,980,714
                                                                                                             ---------------


                               36 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    MONTANA 0.4%
    Forsyth PCR, Puget Sound Energy, Refunding, Series A, AMBAC Insured, 5.00%,
       3/01/31 .........................................................................   $    30,000,000   $    23,093,100
    Montana Facility Finance Authority Revenue, Benefis Health System, Refunding,
       Assured Guaranty, 5.00%, 1/01/37 ................................................        13,500,000        12,636,135
                                                                                                             ---------------
                                                                                                                  35,729,235
                                                                                                             ---------------
    NEBRASKA 1.5%
    Adams County School District No. 018 GO, Hastings Public Schools, FSA Insured,
       5.00%, 12/15/31 .................................................................         5,795,000         5,886,329
    Lancaster County Correctional Facility Joint Public Agency GO, Building, 5.00%,
       12/01/28 ........................................................................         5,000,000         5,188,600
    Lancaster County School District No. 001 GO, Lincoln Public Schools, 5.00%,
       1/15/36 .........................................................................        24,725,000        25,292,934
    Lincoln Electric System Revenue, 5.00%, 9/01/31 ....................................         8,645,000         8,794,299
    Madison County Hospital Authority No. 001 Hospital Revenue, Faith Regional Health
       Services Project, Series A-1, 6.00%, 7/01/33 ....................................        12,000,000        10,597,080
    Municipal Energy Agency of Nebraska Power Supply system Revenue, Refunding,
       Series A, BHAC Insured, 5.375%, 4/01/39 .........................................         5,000,000         5,236,350
    Omaha Convention Hotel Corp. Revenue, Convention Center, first tier,
       Refunding, AMBAC Insured, 5.00%, 2/01/35 ........................................        30,000,000        26,727,600
       Series A, AMBAC Insured, Pre-Refunded, 5.125%, 4/01/26 ..........................        12,500,000        13,847,500
    Omaha Public Power District Separate Electricity Revenue, System, Nebraska City 2,
       Series A, AMBAC Insured, 5.00%, 2/01/30 .........................................        12,165,000        12,327,646
    University of Nebraska Revenues,
       Kearney Student Fees and Facilities, 5.00%, 7/01/30 .............................         5,000,000         5,110,350
       Lincoln Student Fees and Facilities, Series A, 5.25%, 7/01/34 ...................         5,000,000         5,195,400
       Omaha Student Facilities Project, 5.00%, 5/15/32 ................................         5,000,000         5,109,350
       University of Nebraska Omaha Health and Recreation Project, 5.00%, 5/15/38 ......         5,000,000         5,083,500
                                                                                                             ---------------
                                                                                                                 134,396,938
                                                                                                             ---------------
    NEVADA 0.9%
    Clark County Airport Revenue, sub. lien,
       Series A-2, FGIC Insured, 5.125%, 7/01/27 .......................................        10,000,000         9,751,300
       Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/31 ............................        20,000,000        21,727,200
    Clark County School District GO, Refunding, Series A, FGIC Insured, 5.00%,
       6/15/24 .........................................................................        15,000,000        14,734,050
    Director of the State of Nevada Department of Business and Industry Revenue,
       Capital Appreciation, Las Vegas Monorail Project, AMBAC Insured, zero cpn.,
       1/01/25..........................................................................         3,080,000           433,510
       Las Vegas Monorail Project, AMBAC Insured, zero cpn., 1/01/26 ...................         3,815,000           504,992
       Las Vegas Monorail Project, AMBAC Insured, zero cpn., 1/01/27 ...................         3,000,000           373,410
       Las Vegas Monorail Project, AMBAC Insured, zero cpn., 1/01/28 ...................        13,315,000         1,561,184
       Las Vegas Monorail Project, AMBAC Insured, zero cpn., 1/01/29 ...................         8,410,000           928,884
       Las Vegas Monorail Project, first tier, AMBAC Insured, 5.625%, 1/01/32 ..........        21,995,000         7,496,336
       Las Vegas Monorail Project, first tier, AMBAC Insured, 5.625%, 1/01/34 ..........        15,000,000         5,111,550
    Nevada State GO, Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%,
       12/01/17 ........................................................................        10,275,000        10,536,601
    Sparks RDA Tax Allocation Revenue, Refunding, Series A, Radian Insured, 6.00%,
       1/15/23 .........................................................................         5,000,000         4,040,600
    Washoe County GO, Reno Sparks Convention, Refunding, Series A, FGIC Insured, 5.00%,
       7/01/24 .........................................................................         5,000,000         4,957,750
                                                                                                             ---------------
                                                                                                                  82,157,367
                                                                                                             ---------------


                               Annual Report | 37

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------

    MUNICIPAL BONDS (CONTINUED)
    NEW HAMPSHIRE 0.1%
    Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%,
       6/20/33 .........................................................................   $     5,408,000   $     5,410,109
    New Hampshire Health and Education Facilities Authority Revenue,
       Exeter Project, 6.00%, 10/01/24 .................................................         2,000,000         2,023,740
       Exeter Project, 5.75%, 10/01/31 .................................................         1,000,000           930,570
       The Memorial Hospital, Refunding, 5.25%, 6/01/26 ................................         1,000,000           768,570
       The Memorial Hospital, Refunding, 5.25%, 6/01/36 ................................         1,100,000           777,172
    New Hampshire Higher Educational and Health Facilities Authority Revenue, New
       Hampshire Catholic Charities, 5.80%, 8/01/22 ....................................         1,000,000           838,740
                                                                                                             ---------------
                                                                                                                  10,748,901
                                                                                                             ---------------
    NEW JERSEY 3.3%
    Health Care Facilities Financing Authority Revenue, Englewood Hospital, MBIA
       Insured, 5.00%, 8/01/23 .........................................................         5,000,000         5,063,700
    Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 ........................................................         2,100,000         1,842,729
       Series 1, 6.00%, 1/01/29 ........................................................         5,000,000         3,819,000
       Series 2, 6.125%, 1/01/19 .......................................................         2,000,000         1,771,700
       Series 2, 6.125%, 1/01/29 .......................................................         5,000,000         3,819,900
    New Jersey EDA Lease Revenue, International Center for Public Health Project,
       University of Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 .............         5,000,000         4,714,350
    New Jersey EDA Revenue,
       Cigarette Tax, 5.75%, 6/15/29 ...................................................        20,000,000        14,616,000
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/29 .........        10,000,000         9,788,000
       Motor Vehicle Surcharge Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 .........         5,000,000         4,839,700
       School Facilities Construction, Series C, MBIA Insured, 4.75%, 6/15/25 ..........         7,500,000         7,531,950
       School Facilities Construction, Series O, 5.125%, 3/01/28 .......................        20,000,000        20,335,600
       Series U, 5.00%, 9/01/37 ........................................................        22,000,000        22,057,860
    New Jersey Health Care Facilities Financing Authority Revenue, State Contract
       Hospital Asset Transitions Program, Series A, 5.25%, 10/01/38 ...................        10,000,000        10,014,200
    New Jersey State COP, Equipment Lease Purchase, Series A, 5.25%,
       6/15/25 .........................................................................        20,305,000        20,382,971
       6/15/26 .........................................................................         8,000,000         8,012,000
       6/15/27 .........................................................................         4,000,000         3,995,120
       6/15/28 .........................................................................         2,000,000         1,992,720
    New Jersey State Housing and Mortgage Finance Agency Revenue, Series AA, 6.375%,
       10/01/28 ........................................................................         7,500,000         8,016,150
    New Jersey State Transportation Trust Fund Authority Revenue, Transportation System,
       Series A, 6.00%, 12/15/38 .......................................................        60,000,000        64,626,000
    New Jersey State Turnpike Authority Turnpike Revenue,
       Growth and Income Securities, Series B, AMBAC Insured, zero cpn. to 1/01/15,
          5.15% thereafter, 1/01/35 ....................................................        10,000,000         7,085,100
       Series A, MBIA Insured, Pre-Refunded, 5.60%, 1/01/22 ............................         7,500,000         7,750,950
       Series A, MBIA Insured, Pre-Refunded, 5.50%, 1/01/25 ............................        13,000,000        13,426,530
       Series C, FSA Insured, 5.00%, 1/01/30 ...........................................        15,845,000        16,109,136
       Series E, 5.25%, 1/01/40 ........................................................        12,500,000        12,583,875
    Tobacco Settlement FICO Revenue, Asset-Backed, Pre-Refunded, 5.75%, 6/01/32 ........        18,270,000        19,783,487
                                                                                                             ---------------
                                                                                                                 293,978,728
                                                                                                             ---------------


                               38 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    NEW MEXICO 0.0%(b)
    New Mexico State Highway Commission Tax Revenue, senior sub. lien, Series A,
       Pre-Refunded, 6.00%, 6/15/13 ....................................................   $     1,000,000   $     1,059,930
                                                                                                             ---------------
    NEW YORK 7.8%
    Liberty Development Corp. Revenue,
       5.50%, 10/01/37 .................................................................        13,000,000        11,694,020
       Goldman Sachs Headquarters, 5.25%, 10/01/35 .....................................        25,000,000        21,732,500
    Long Island Power Authority Electric System Revenue, General, Refunding, Series A,
       6.00%, 5/01/33 ..................................................................        12,500,000        13,211,500
    MTA Commuter Facilities Revenue, Series A, Pre-Refunded,
       5.25%, 7/01/28 ..................................................................         5,000,000         5,465,450
       6.125%, 7/01/29 .................................................................        15,040,000        15,176,112
    MTA Dedicated Tax Fund Revenue,
       Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 ............................        12,500,000        13,128,500
       Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ...........................        14,250,000        15,676,710
       Series A, MBIA Insured, ETM, 6.25%, 4/01/11 .....................................         1,280,000         1,408,307
       Series B, 5.25%, 11/15/28 .......................................................         6,000,000         6,096,960
       Series B, 5.25%, 11/15/29 .......................................................         4,000,000         4,054,840
       Series B, 5.25%, 11/15/30 .......................................................         3,000,000         3,036,270
       Series B, 5.00%, 11/15/34 .......................................................         5,000,000         4,873,250
    MTA Revenue,
       Refunding, Series E, 5.25%, 11/15/31 ............................................        10,000,000         9,895,600
       Refunding, Series U, 5.125%, 11/15/31 ...........................................        20,720,000        20,166,362
       Series A, 5.00%, 11/15/37 .......................................................        25,000,000        23,346,250
       Transportation, Series C, 6.50%, 11/15/28 .......................................        15,000,000        16,569,000
    MTA Transit Facilities Revenue,
       Series A, Pre-Refunded, 6.00%, 7/01/24 ..........................................         5,000,000         5,044,250
       Service Contract, Series 8, Pre-Refunded, 5.375%, 7/01/21 .......................        15,000,000        17,352,600
    Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA
       Insured, Pre-Refunded, 5.75%, 8/01/29 ...........................................        10,000,000        10,321,100
    New York City GO,
       Refunding, Series H, 6.125%, 8/01/25 ............................................             5,000             5,000
       Series D, 8.00%, 8/01/16 ........................................................             5,000             5,060
       Series D, 5.50%, 6/01/24 ........................................................        16,405,000        16,789,861
       Series D, Pre-Refunded, 5.50%, 6/01/24 ..........................................         7,535,000         8,502,042
       Series E, 6.50%, 12/01/12 .......................................................            20,000            20,065
       Series E, Sub Series E-1, 6.25%, 10/15/28 .......................................        10,000,000        10,955,200
       Series F, 5.25%, 1/15/23 ........................................................        14,415,000        14,714,256
       Series F, Pre-Refunded, 5.25%, 1/15/23 ..........................................         5,585,000         6,341,321
    New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Pre-Refunded, 5.50%, 6/15/33 ....................................................        55,000,000        58,634,950
       Refunding, Series D, 5.25%, 6/15/25 .............................................        10,000,000        10,323,700
       Refunding, Series FF-2, 5.50%, 6/15/40 ..........................................        15,000,000        15,795,600
       Series A, 5.75%, 6/15/40 ........................................................         6,000,000         6,471,480
       Series A, FGIC Insured, Pre-Refunded, 5.50%, 6/15/32 ............................        10,000,000        10,157,100
       Series A, Pre-Refunded, 5.75%, 6/15/30 ..........................................         8,000,000         8,127,920
       Series G, FSA Insured, 5.125%, 6/15/32 ..........................................        24,215,000        24,321,788


                               Annual Report | 39

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    New York City Transitional Finance Authority Building Aid Revenue,
       Fiscal 2009, Series S-3, 5.25%, 1/15/34 .........................................   $    10,170,000   $    10,044,401
       Fiscal 2009, Series S-4, 5.50%, 1/15/34 .........................................        12,890,000        13,043,391
       Series S-2, 6.00%, 7/15/38 ......................................................        20,000,000        20,977,000
    New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series B, 5.00%, 5/01/30 .............................................         7,205,000         7,241,529
       Series B, Pre-Refunded, 6.00%, 11/15/29 .........................................        10,000,000        10,670,100
       Series B, Pre-Refunded, 5.00%, 5/01/30 ..........................................           295,000           326,966
       Series C, Pre-Refunded, 5.50%, 11/01/20 .........................................         5,000,000         5,299,650
       Series C, Pre-Refunded, 5.50%, 11/01/24 .........................................         4,200,000         4,451,706
       Series D, 5.00%, 2/01/27 ........................................................        10,000,000        10,162,700
    New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
       Pre-Refunded, 5.40%, 1/01/19 ....................................................        15,000,000        15,616,650
    New York City Trust for Cultural Resources Revenue, Museum of Modern Art 2001,
       Series D, AMBAC Insured, 5.125%, 7/01/31 ........................................         8,000,000         8,107,520
    New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured,
       AMBAC Insured, 5.00%, 11/15/30 ..................................................        10,000,000         9,580,200
    New York State Dormitory Authority Lease Revenue, Court Facilities, Pre-Refunded,
       6.00%, 5/15/39 ..................................................................        16,000,000        17,072,160
    New York State Dormitory Authority Revenues,
       City University System Consolidated, Third General, Refunding, Series 1, 5.25%,
          7/01/25 ......................................................................        10,000,000        10,027,000
       State Supported Debt, State University Educational Facilities, Pre-Refunded,
          5.125%, 5/15/21 ..............................................................         6,495,000         6,502,599
       State Supported Debt, State University Educational Facilities, Refunding, 5.125%,
          5/15/21 ......................................................................           670,000           670,496
       State Supported Debt, Upstate Community Colleges, 6.00%, 7/01/31 ................        23,215,000        24,285,908
       State Supported Debt, Upstate Community Colleges, Refunding, Series A, 5.00%,
          7/01/28 ......................................................................         6,570,000         6,372,637
       State Supported Debt, Upstate Community Colleges, Series A, Pre-Refunded, 5.00%,
          7/01/28 ......................................................................         3,430,000         3,489,030
    New York State HFA Service Contract Obligation Revenue, Refunding, Series C, 5.50%,
       9/15/22 .........................................................................        17,505,000        17,638,213
    New York State HFAR, Housing Project Mortgage, Refunding, Series A, FSA Insured,
       6.10%, 11/01/15 .................................................................         4,135,000         4,153,856
       6.125%, 11/01/20 ................................................................         3,510,000         3,516,739
    New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series A,
       FSA Insured, Pre-Refunded, 6.00%, 4/01/14 .......................................         1,420,000         1,506,223
    New York State Urban Development Corp. Revenue, State Personal Income Tax,
       Series B-1, 5.00%, 3/15/36 ......................................................         5,000,000         4,999,700
    Onondaga County GO,
       5.875%, 2/15/12 .................................................................           300,000           335,136
       ETM, 5.875%, 2/15/12 ............................................................           700,000           788,508
    Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%, 10/15/29           8,000,000         8,245,600
    Triborough Bridge and Tunnel Authority Revenues,
       General, Series A-2, 5.25%, 11/15/34 ............................................         7,500,000         7,680,600
       General Purpose, 5.25%, 11/15/38 ................................................        25,000,000        25,595,250


                               40 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    NEW YORK (CONTINUED)
    Triborough Bridge and Tunnel Authority Revenues, (continued)
       General Purpose, Refunding, Series A, 5.00%, 1/01/27 ............................   $     5,000,000   $     5,054,150
       General Purpose, Series A, 5.00%, 1/01/32 .......................................         3,085,000         3,090,121
       General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30 .........................        15,000,000        18,448,950
       General Purpose, Series X, ETM, 6.625%, 1/01/12 .................................         1,800,000         2,007,882
       General Purpose, Series Y, ETM, 6.00%, 1/01/12 ..................................           805,000           867,846
                                                                                                             ---------------
                                                                                                                 697,285,341
                                                                                                             ---------------
    NORTH CAROLINA 2.6%
    Charlotte Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/34 ..................         6,000,000         5,767,140
    Charlotte COP, Transit Projects, Phase II, Series E, 5.00%, 6/01/30 ................        15,940,000        16,139,091
    North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 5.75%, 1/01/26 .............................................        65,350,000        65,568,922
       Refunding, Series B, 6.00%, 1/01/22 .............................................         1,250,000         1,334,600
       Refunding, Series B, 6.25%, 1/01/23 .............................................        39,030,000        42,478,691
       Refunding, Series B, 5.75%, 1/01/24 .............................................        35,140,000        35,329,405
       Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ...............................         1,280,000         1,281,587
       Refunding, Series D, 5.125%, 1/01/23 ............................................        12,000,000        11,762,640
       Refunding, Series D, 5.125%, 1/01/26 ............................................         3,000,000         2,868,630
       Series D, 6.70%, 1/01/19 ........................................................         2,000,000         2,040,580
       Series D, 6.75%, 1/01/26 ........................................................         5,000,000         5,086,500
    North Carolina Medical Care Commission Revenue, Rowan Regional Medical Center,
       FSA Insured, 4.75%, 9/01/24 .....................................................         6,970,000         6,976,064
    North Carolina State Capital Improvement Limited Obligation Revenue, 5.00%,
       5/01/22 .........................................................................         5,000,000         5,525,500
       5/01/24 .........................................................................         5,500,000         5,944,510
       5/01/25 .........................................................................         5,750,000         6,170,670
       5/01/27 .........................................................................         4,500,000         4,746,105
       5/01/28 .........................................................................         4,250,000         4,454,297
    Winston-Salem Water and Sewer System Revenue, Pre-Refunded, 5.125%, 6/01/28 ........        11,000,000        12,040,710
                                                                                                             ---------------
                                                                                                                 235,515,642
                                                                                                             ---------------
    NORTH DAKOTA 0.3%
    Grand Forks Health Care System Revenue, Altru Health System Obligation Group,
       Assured Guaranty, 5.00%, 12/01/26 ...............................................         8,385,000         7,363,288
       Refunding, 5.50%, 12/01/20 ......................................................         8,870,000         7,743,066
       Refunding, 5.50%, 12/01/24 ......................................................        13,945,000        11,507,275
                                                                                                             ---------------
                                                                                                                  26,613,629
                                                                                                             ---------------
    OHIO 2.8%
    Akron Bath Copley Joint Township Hospital District Revenue, Hospital Improvement
       Children's Hospital Center, FSA Insured, 5.00%, 11/15/31 ........................         9,250,000         8,600,188
    Akron Income Tax Revenue, Community Learning, FGIC Insured, 5.00%,
       12/01/26 ........................................................................         6,085,000         6,131,733
       12/01/27 ........................................................................         3,185,000         3,200,384
    American Municipal Power Inc. Revenue, Refunding, 5.00%, 2/15/38 ...................        22,500,000        21,765,150


                               Annual Report | 41

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    OHIO (CONTINUED)
    Buckeye Tobacco Settlement Financing Authority Revenue, Asset-Backed,
       Senior Convertible Capital Appreciation Turbo Term Bond, Series A-3, zero cpn. to
          12/01/12, 6.25% thereafter, 6/01/37 ..........................................   $    15,000,000   $     6,331,650
       Senior Current Interest Turbo Term Bond, Series A-2, 5.75%, 6/01/34 .............        11,250,000         6,688,575
       Senior Current Interest Turbo Term Bond, Series A-2, 6.00%, 6/01/42 .............         5,000,000         2,877,150
    Cleveland Airport System Revenue, Series A, FSA Insured,
       5.00%, 1/01/31 ..................................................................        17,930,000        17,945,778
       Pre-Refunded, 5.00%, 1/01/31 ....................................................         2,070,000         2,151,082
    Cleveland State University General Receipt Revenue, FGIC Insured, 5.00%, 6/01/29 ...         5,000,000         5,028,700
    Columbus City School District GO, School Facilities Construction and Improvement,
       FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 .....................................        16,000,000        18,190,400
    Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ...        17,100,000        15,584,427
    Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air
       Inc., Refunding,
       Series A, 5.625%, 2/01/18 .......................................................         6,000,000         5,887,980
       Series E, 6.05%, 10/01/09 .......................................................         4,000,000         4,033,960
       Series F, 6.05%, 10/01/09 .......................................................         2,750,000         2,773,348
    Hamilton County Sales Tax Revenue,
       Refunding, Series B, AMBAC Insured, 5.25%, 12/01/32 .............................         1,995,000         1,965,733
       Series B, AMBAC Insured, Pre-Refunded, 5.25%, 12/01/32 ..........................         8,005,000         8,536,932
    Kettering City School District GO, School Improvement, FGIC Insured, Pre-Refunded,
       5.00%, 12/01/30 .................................................................         1,860,000         2,140,395
    Little Miami Local School District GO, School Improvement, FSA Insured,
       Pre-Refunded, 5.00%, 12/01/34 ...................................................         4,000,000         4,713,080
    Marysville Wastewater Treatment System Revenue, Refunding, XLCA Insured, 5.00%,
       12/01/31 ........................................................................         8,000,000         7,024,800
       12/01/36 ........................................................................        13,725,000        11,732,130
    Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical
       Center, Pre-Refunded,
       5.50%, 12/01/10 .................................................................         1,300,000         1,332,903
       5.60%, 12/01/11 .................................................................         1,000,000         1,025,880
       5.65%, 12/01/12 .................................................................           925,000           949,207
    Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
       Pre-Refunded,
       5.375%, 12/01/20 ................................................................         4,275,000         4,623,584
       5.45%, 12/01/25 .................................................................         3,000,000         3,248,130
    Ohio State GO, Series A, 5.375%, 9/01/28 ...........................................        10,000,000        10,736,100
    Pickerington Local School District GO, School Facilities Construction and
       Improvement, FGIC Insured, Pre-Refunded, 5.00%, 12/01/28 ........................        15,000,000        16,507,650
    Scioto County Hospital Revenue, Southern Ohio Medical Center, Refunding, 5.75%,
       2/15/38 .........................................................................        17,000,000        15,371,060
    Springboro Community City School District GO, School Improvement, MBIA Insured,
       Pre-Refunded, 5.00%, 12/01/27 ...................................................        10,350,000        11,899,705
    University of Akron General Receipts Revenue, FGIC Insured, Pre-Refunded, 5.75%,
       1/01/29 .........................................................................        11,305,000        11,807,055
    University of Cincinnati COP, Jefferson Avenue Residence Hall, MBIA Insured, 5.125%,
       6/01/28 .........................................................................         4,000,000         3,944,800
    University of Cincinnati General Receipts Revenue, Series A, FGIC Insured,
       Pre-Refunded, 5.25%, 6/01/24 ....................................................         5,000,000         5,475,000
                                                                                                             ---------------
                                                                                                                 250,224,649
                                                                                                             ---------------


                               42 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    OKLAHOMA 0.0%(b)
    Valley View Hospital Authority Revenue, Valley View Regional Medical Center,
       Refunding, 6.00%, 8/15/14 .......................................................   $     3,170,000   $     2,916,210
                                                                                                             ---------------
    OREGON 1.3%
    Health Sciences University Revenue, Series A, MBIA Insured, 5.00%, 7/01/26 .........        10,500,000         9,236,640
    Jackson County School District No. 6 Central Point GO, FGIC Insured, Pre-Refunded,
       5.25%, 6/15/20 ..................................................................         4,000,000         4,211,160
    Lane County School District No. 19 Springfield GO, Refunding, FGIC Insured, 6.00%,
       10/15/13 ........................................................................         1,250,000         1,469,750
    Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
       Pre-Refunded, 6.00%, 5/01/26 ....................................................        10,000,000        10,607,300
    Oregon State Department of Transportation Highway User Tax Revenue, senior lien,
       Series A, 4.50%, 11/15/32 .......................................................        30,000,000        28,861,500
    Oregon State EDR, Georgia-Pacific Corp. Project,
       Refunding, Series 183, 5.70%, 12/01/25 ..........................................         3,500,000         2,198,980
(d)    Series CLVII, 6.35%, 8/01/25 ....................................................         5,500,000         3,747,260
    Oregon State GO, State Board of Higher Education, Series A,
       5.00%, 8/01/26 ..................................................................         6,630,000         6,910,648
       5.00%, 8/01/27 ..................................................................         6,955,000         7,210,805
       Pre-Refunded, 5.00%, 8/01/26 ....................................................        12,000,000        13,065,480
    Port of Portland International Airport Revenue, Series Nineteen, 5.50%, 7/01/38 ....        25,000,000        25,685,750
                                                                                                             ---------------
                                                                                                                 113,205,273
                                                                                                             ---------------
    PENNSYLVANIA 3.7%
    Allegheny County Hospital Development Authority Revenue, Health System, Series A,
       MBIA Insured, Pre-Refunded, 6.50%, 11/15/30 .....................................        10,000,000        11,048,300
    Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding, 5.50%,
       12/01/29 ........................................................................        10,000,000         8,386,400
    Allegheny County Port Authority Special Revenue, Transportation, Refunding, FGIC
       Insured, 5.00%, 3/01/29 .........................................................        10,000,000         9,826,500
    Butler Area School District GO, FGIC Insured, Pre-Refunded, 5.60%, 4/01/28 .........         5,000,000         5,226,350
    Centennial School District Bucks County GO, Series B, FSA Insured, 5.25%,
       12/15/37.........................................................................        13,655,000        13,797,968
    Coatesville School District GO, FSA Insured, 5.00%, 8/01/24 ........................         6,420,000         6,833,962
    Delaware County Authority University Revenue, Villanova University, Series A, MBIA
       Insured, 5.00%, 12/01/18 ........................................................         7,090,000         7,137,928
    Delaware River Port Authority Pennsylvania and New Jersey Revenue, FSA Insured,
       5.75%,
       1/01/22 .........................................................................         8,500,000         8,616,875
       1/01/26 .........................................................................        10,000,000        10,107,000
    Delaware Valley Regional Finance Authority Local Government Revenue, Series B,
       AMBAC Insured, 5.60%, 7/01/17 ...................................................         5,000,000         5,464,450
    Erie County Hospital Authority Revenue, Hamot Health Foundation, CIFG Insured,
       5.00%, 11/01/37 .................................................................         5,000,000         3,902,500
    Erie Water Authority Water Revenue, Series A, MBIA Insured, Pre-Refunded, 5.20%,
       12/01/30 ........................................................................        18,700,000        20,624,043
    Montgomery County IDA Retirement Community Revenue, ACTS Retirement-Life
       Communities Inc. Obligated Group, 5.25%, 11/15/28 ...............................         2,500,000         1,828,275
    Northampton County General Purpose Authority Hospital Revenue, St. Luke's Hospital
       Project, Series A, 5.375%, 8/15/28 ..............................................         5,000,000         4,283,400
    Northampton County General Purpose Authority Revenue, County Agreement, FSA Insured,
       5.25%, 10/01/30 .................................................................        12,150,000        12,365,176


                               Annual Report | 43

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    PENNSYLVANIA (CONTINUED)
    Pennsylvania Economic Development Financing Authority Water Facility Revenue,
       American Water Co. Project, 6.20%, 4/01/39 ......................................   $    12,500,000   $    12,967,250
    Pennsylvania State Higher Educational Facilities Authority Revenue, Temple
       University, Refunding, MBIA Insured, 5.00%, 4/01/33 .............................        14,225,000        13,894,553
    Pennsylvania State Turnpike Commission Revenue, AMBAC Insured, Pre-Refunded, 5.00%,
       7/15/31 .........................................................................         5,850,000         6,416,514
    Pennsylvania State Turnpike Commission Turnpike Revenue, Refunding, Series C,
       Sub Series C-1, Assured Guaranty,
       6.00%, 6/01/28 ..................................................................         5,000,000         5,433,050
       6.25%, 6/01/38 ..................................................................        15,000,000        16,479,750
    Philadelphia Authority for Industrial Development Lease Revenue, Series B, FSA
       Insured, Pre-Refunded, 5.25%, 10/01/30 ..........................................        15,630,000        17,305,849
    Philadelphia Gas Works Revenue,
       Fifth Series A-1, FSA Insured, 5.00%, 9/01/29 ...................................         5,000,000         4,961,850
       Refunding, First Series A, FSA Insured, 5.00%, 7/01/26 ..........................         5,000,000         4,959,850
    Philadelphia Hospitals and Higher Education Facilities Authority Hospital Revenue,
       Temple University Hospital, Refunding, Series A, 6.625%, 11/15/23 ...............         2,450,000         2,237,953
    Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
       Mortgage,
    North Philadelphia Health Systems, Refunding, Series A, FHA Insured,
       5.30%, 1/01/18 ..................................................................         2,490,000         2,501,603
       5.35%, 1/01/23 ..................................................................         5,690,000         5,704,111
       5.375%, 1/01/28 .................................................................         3,700,000         3,616,639
    Philadelphia Parking Authority Airport Parking Revenue, FSA Insured, 5.25%, 9/01/29         15,000,000        15,002,100
    Philadelphia RDAR, Neighborhood Transformation, Series C, FGIC Insured, 5.00%,
       4/15/29 .........................................................................        10,965,000         9,458,190
       4/15/30 .........................................................................        12,000,000        10,237,920
    Philadelphia School District GO,
       Series A, FSA Insured, Pre-Refunded, 5.75%, 2/01/30 .............................        14,050,000        15,189,736
       Series E, 6.00%, 9/01/38 ........................................................        25,000,000        25,826,250
    Philadelphia Water and Wastewater Revenue, Series A, FGIC Insured, 5.00%, 11/01/31 .         8,995,000         8,769,675
    Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
       5.125%, 2/01/35 .................................................................        15,000,000        14,150,250
    Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District
       Sales Tax, AMBAC Insured, 5.25%, 2/01/31 ........................................         5,000,000         5,004,300
                                                                                                             ---------------
                                                                                                                 329,566,520
                                                                                                             ---------------
    RHODE ISLAND 1.2%
    Narragansett Bay Commission Wastewater System Revenue, Series A, MBIA Insured,
       5.00%, 8/01/30 ..................................................................         7,990,000         7,805,431
    Rhode Island Convention Center Authority Revenue, Refunding, Series A, Assured
       Guaranty, 5.50%, 5/15/27 ........................................................        17,300,000        17,566,074
    Rhode Island Health and Educational Building Corp. Revenue, Hospital Financing,
       Lifespan Obligation, Series A, 7.00%, 5/15/39 ...................................         8,200,000         8,318,408
    Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
       Refunding, Series 15-A, 6.85%, 10/01/24 .........................................           620,000           624,762
       Refunding, Series 25-A, 4.95%, 10/01/16 .........................................           120,000           120,379
       Series 10-A, 6.50%, 10/01/22 ....................................................           475,000           476,591
       Series 10-A, 6.50%, 4/01/27 .....................................................           265,000           265,708


                               44 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    RHODE ISLAND (CONTINUED)
    Rhode Island State Economic Development Corp. Airport Revenue, Series B, MBIA
       Insured, 5.00%,
       7/01/27 .........................................................................   $    12,280,000   $    12,049,382
       7/01/30 .........................................................................        14,965,000        14,250,720
    Rhode Island State Health and Educational Building Corp. Revenue,
       Health Facilities, St. Antoine, Series B, Pre-Refunded, 6.125%, 11/15/29 ........         7,745,000         8,041,014
       Higher Education Facility, University of Rhode Island, Refunding, Series A, AMBAC
          Insured, 5.00%, 9/15/30 ......................................................        10,000,000        10,091,600
       Hospital Financing, Lifespan Obligated Group, 6.375%, 8/15/21 ...................           925,000           940,290
       Hospital Financing, Lifespan Obligated Group, Pre-Refunded, 6.375%, 8/15/21 .....         6,075,000         6,869,974
       Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured,
          5.00%, 5/15/26 ...............................................................         5,000,000         4,711,900
       Hospital Financing, Lifespan Obligated Group, Refunding, Series A, FSA Insured,
          5.00%, 5/15/32 ...............................................................        14,440,000        12,668,068
                                                                                                             ---------------
                                                                                                                 104,800,301
                                                                                                             ---------------
    SOUTH CAROLINA 2.0%
    Charleston Educational Excellence Finance Corp. Revenue, Charleston County School
       District, 5.25%, 12/01/30 .......................................................         8,000,000         8,017,280
    Dorchester County Waterworks and Sewer System Revenue, Refunding, MBIA Insured,
       5.00%, 10/01/28 .................................................................         8,000,000         7,320,880
    Greenville County School District Installment Purchase Revenue, Building Equity
       Sooner Tomorrow, Refunding, 5.00%, 12/01/28 .....................................         7,500,000         7,499,700
    Greenwood Fifty School Facilities Inc. Installment Purchase Revenue, Greenwood
       School District 50, Refunding, Assured Guaranty, 4.50%, 12/01/32 ................         7,030,000         6,648,622
    Lancaster Educational Assistance Program Inc. Revenue, School District of Lancaster
       County Project, 5.00%, 12/01/26 .................................................        12,300,000        11,533,218
    Medical University of South Carolina Hospital Authority Hospital Facilities Revenue,
       Mortgage, Refunding, Series A, MBIA Insured, 5.00%, 8/15/31 .....................        13,860,000        12,857,645
    Newberry Investing in Children's Education Installment Revenue, Newberry County
       School District Project, 5.00%, 12/01/30 ........................................         4,000,000         3,324,880
    Piedmont Municipal Power Agency Electric Revenue, Series A-2, 5.00%, 1/01/24 .......        10,000,000         9,078,700
    Scago Educational Facilities Corp. for Beaufort School District Revenue, Beaufort
       School District, FSA Insured, 5.00%, 12/01/31 ...................................         5,340,000         5,406,964
    Scago Educational Facilities Corp. for Chesterfield School District Revenue, School
       Project, Assured Guaranty, 5.00%, 12/01/29 ......................................         7,500,000         6,923,475
    Scago Educational Facilities Corp. for Colleton School District Revenue, School
       Project, Assured Guaranty, 5.00%,
       12/01/25 ........................................................................         3,340,000         3,273,534
       12/01/26 ........................................................................         4,000,000         3,863,720
    Scago Educational Facilities Corp. for Pickens School District Revenue, Pickens
       County Project, FSA Insured, 5.00%,
       12/01/25 ........................................................................        18,900,000        18,218,466
       12/01/31 ........................................................................        10,000,000         8,855,500
    South Carolina Jobs EDA Hospital Facilities Revenue, Palmetto Health, Refunding,
       Series A, FSA Insured, 5.00%, 8/01/35 ...........................................        20,000,000        17,061,200
(c) South Carolina Jobs EDA Hospital Revenue, Refunding and Improvement, Anmed Health
       Series B, Assured Guarantee, 5.375%, 2/01/29 ....................................         4,000,000         3,930,440


                               Annual Report | 45

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    SOUTH CAROLINA (CONTINUED)
    South Carolina Public Service Authority Revenue, Series B, FSA Insured, 5.25%,
       1/01/33 .........................................................................   $    31,835,000   $    32,281,008
    South Carolina State Public Service Authority Revenue, Refunding, Series A, 5.50%,
       1/01/38 .........................................................................         7,500,000         7,919,175
    Sumter Two School Facilities Inc. Installment Purchase Revenue, Sumter County School
       District 2, Refunding, Assured Guaranty, 4.50%, 12/01/32 ........................         6,000,000         5,555,820
                                                                                                             ---------------
                                                                                                                 179,570,227
                                                                                                             ---------------
    SOUTH DAKOTA 0.4%
    South Dakota Health and Educational Facilities Authority Revenue,
       Avera Health Issue, AMBAC Insured, 5.25%, 7/01/22 ...............................        15,425,000        15,807,848
       Avera Health Issue, Series B, 5.50%, 7/01/35 ....................................         3,000,000         2,598,420
       Avera Health Issue, Series B, 5.25%, 7/01/38 ....................................         5,000,000         4,110,750
       Sanford Health, 5.00%, 11/01/27 .................................................         2,355,000         2,110,904
       Sanford Health, 5.00%, 11/01/40 .................................................        12,945,000        10,855,030
                                                                                                             ---------------
                                                                                                                  35,482,952
                                                                                                             ---------------
    TENNESSEE 0.4%
    Clarksville Natural Gas Acquisition Corp. Gas Revenue, 5.00%, 12/15/19 .............         6,000,000         4,639,980
    Johnson City Health and Educational Facilities Board Hospital Revenue, first mortgage, Mountain States Health, Series A, MBIA Insured, Pre-Refunded, 6.00%,
       7/01/21 .........................................................................         7,000,000         7,257,670
    Knox County Health Educational and Housing Facilities Board Hospital Facilities
       Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 1/01/22 ....................         2,740,000         3,072,554
    Knox County Health Educational and Housing Facilities Board Revenue, University
       Health System Inc., Refunding, 5.25%, 4/01/27 ...................................        17,500,000        14,635,075
    Knoxville Wastewater System Revenue, Improvement, Series A, MBIA Insured, 5.00%,
       4/01/30 .........................................................................         7,850,000         8,047,113
    Tennessee HDA Revenue, Homeownership Program, Refunding, Series 1D, 4.70%,
       7/01/15 .........................................................................           255,000           252,458
                                                                                                             ---------------
                                                                                                                  37,904,850
                                                                                                             ---------------
    TEXAS 7.4%
    Austin Community College District Public Facility Corp. Revenue, Educational
       Facility Project, Round Rock Campus, 5.25%, 8/01/33 .............................         8,675,000         8,762,878
    Austin Electric Utility System Revenue, Refunding, MBIA Insured, 5.00%, 11/15/28 ...        10,000,000         9,901,500
    Bexar County GO, Certificates of Obligation, Combined Flood Control Tax, FSA
       Insured, 5.00%, 6/15/37 .........................................................        20,000,000        20,346,000
    Bexar County HFC, MFHR,
       American Opportunity Housing, Series A, MBIA Insured, 5.80%, 1/01/31 ............         6,000,000         4,178,580
       Honey Creek Apartments Project, Series A, MBIA Insured, 6.125%, 4/01/20 .........         1,000,000           833,830
       Honey Creek Apartments Project, Series A, MBIA Insured, 6.20%, 4/01/30 ..........         2,845,000         2,169,426
    Bexar County Hospital District GO, Certificate of Obligation, 5.00%, 2/15/38 .......        10,000,000         9,516,300
    Bridge City ISD, GO, Pre-Refunded, 5.375%, 2/15/32 .................................         1,930,000         2,080,887
    Carrollton GO, Improvement, FSA Insured, 5.25%, 8/15/19 ............................         1,000,000         1,047,110
    Crowley ISD, GO, School Building, 5.00%, 8/01/36 ...................................        13,900,000        14,260,983
    Dallas Civic Center Revenue, Refunding and Improvement, Assured Guaranty, 5.25%,
       8/15/34 .........................................................................         9,075,000         9,196,605
    Dallas County Utility and Reclamation District GO, Refunding, Series A, AMBAC
       Insured, 5.375%, 2/15/29 ........................................................        28,325,000        25,701,822
    Dallas ISD, GO, Refunding, 5.25%, 2/15/20 ..........................................         2,000,000         2,112,960


                               46 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    Dallas-Fort Worth International Airport Revenue, Refunding and Improvement,
       Series A, FGIC Insured, 5.625%, 11/01/26 ........................................   $    85,000,000   $    82,831,650
    Denton ISD, GO, School Building, 5.00%, 8/15/38 ....................................        15,710,000        16,007,390
    Duncanville ISD, GO, Series B, Pre-Refunded, 5.25%, 2/15/32 ........................         9,850,000        10,927,885
    Edcouch Elsa ISD, GO, Pre-Refunded, 5.50%, 2/15/30 .................................         2,000,000         2,078,640
    Forney ISD, GO, School Building, Series A, 6.00%, 8/15/37 ..........................         2,000,000         2,191,960
    Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, USX Corp.
       Projects, Refunding, 5.50%, 9/01/17 .............................................         3,250,000         3,130,043
    Gulf Coast Waste Disposal Authority Revenue, Valero Energy Corp. Project, 5.70%,
       4/01/32 .........................................................................         3,000,000         2,366,640
    Harris County Health Facilities Development Corp. Hospital Revenue, Memorial Hermann
       Healthcare System, Refunding, Series B, 7.25%, 12/01/35 .........................        13,500,000        14,350,635
    Harris County Hospital District Revenue, senior lien, Refunding, Series A, MBIA
       Insured, 5.125%, 2/15/32 ........................................................        10,215,000         9,061,931
    Hays Consolidated ISD, GO, Capital Appreciation, Pre-Refunded, zero cpn.,
       8/15/19 .........................................................................         5,285,000         3,200,649
       8/15/21 .........................................................................         8,420,000         4,499,985
       8/15/22 .........................................................................         8,470,000         4,256,429
    Hidalgo County GO, Certificates of Obligation, FSA Insured, Pre-Refunded, 5.25%,
       8/15/21 .........................................................................         2,500,000         2,739,850
    Houston Airport System Revenue, sub. lien, Series B, FSA Insured, Pre-Refunded,
       5.50%, 7/01/30 ..................................................................         2,000,000         2,111,940
    Houston Area Water Corp. Contract Revenue, Northeast Water Purification Project,
       FGIC Insured, Pre-Refunded, 5.125%, 3/01/28 .....................................        15,000,000        16,505,550
    Houston GO, Public Improvement, Refunding, MBIA Insured, 5.00%, 3/01/25 ............         5,000,000         5,102,450
    Houston Water and Sewer Systems Revenue, junior lien, Series B, FGIC Insured,
       Pre-Refunded, 5.25%, 12/01/30 ...................................................        14,000,000        14,930,300
    Keller ISD, GO,
       Pre-Refunded, 5.375%, 8/15/25 ...................................................         1,330,000         1,411,941
       School Building, 5.50%, 2/15/35 .................................................        10,000,000        10,311,900
    Kerrville ISD, GO, Pre-Refunded, 6.00%, 8/15/13 ....................................         1,000,000         1,070,890
    Laredo ISD, GO, Pre-Refunded, 5.25%, 8/01/24 .......................................         4,000,000         4,045,760
    Little Cypress Mauriceville Consolidated ISD, GO,
       Pre-Refunded, 5.90%, 8/01/29 ....................................................           785,000           795,386
       Refunding, 5.90%, 8/01/29 .......................................................         1,345,000         1,351,174
    Lower Colorado River Authority Revenue,
       Improvement, Series A, MBIA Insured, Pre-Refunded, 5.00%, 5/15/26 ...............           130,000           140,604
       Refunding, FSA Insured, 5.00%, 5/15/31 ..........................................        10,000,000        10,027,700
       Refunding and Improvement, Series A, MBIA Insured, 5.00%, 5/15/26 ...............         1,870,000         1,888,270
    Lubbock Educational Facilities Authority Revenue, Lubbock Christian, Refunding and
       Improvement, 5.125%, 11/01/27 ...................................................         1,000,000           746,700
    Manor ISD, GO, School Building, 5.00%, 8/01/37 .....................................         8,175,000         8,318,390
    Matagorda County Hospital District Revenue, FHA Insured, 5.00%, 2/15/35 ............        10,000,000         8,836,000
    North Central Texas Health Facility Development Corp. Revenue, Children's Medical
       Center Dallas, Refunding, AMBAC Insured, 5.25%, 8/15/24 .........................        19,335,000        19,495,287
    North Harris County Regional Water Authority Revenue, senior lien,
       5.25%, 12/15/33 .................................................................        27,000,000        26,058,780
       5.50%, 12/15/38 .................................................................        25,000,000        24,746,000


                               Annual Report | 47

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    TEXAS (CONTINUED)
    North Texas Tollway Authority Revenue,
       Capital Appreciation, System, first tier, Refunding, Series I, zero cpn.
          to 1/01/15, 6.50% thereafter, 1/01/43 ........................................   $    25,000,000   $    16,311,250
       System, first tier, Refunding, Series A, 5.75%, 1/01/40 .........................        35,000,000        34,847,050
       System, first tier, Refunding, Series K-2, 6.00%, 1/01/38 .......................        15,000,000        15,306,900
       System, second tier, Refunding, Series F, 5.75%, 1/01/38 ........................        30,000,000        27,933,300
    Northside ISD, GO,
       Pre-Refunded, 5.00%, 2/15/26 ....................................................         1,345,000         1,441,275
       Refunding, 5.00%, 2/15/26 .......................................................         1,155,000         1,172,775
    Pasadena GO, Certificates of Obligation, FGIC Insured, Pre-Refunded, 5.25%,
       4/01/32 .........................................................................         3,000,000         3,241,230
    Port Corpus Christi IDC Revenue, Valero, Refunding, Series B, 5.40%, 4/01/18 .......         4,000,000         3,642,640
    Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%,
       12/01/22 ........................................................................        15,000,000        14,131,500
    Port Houston Authority Harris County GO, Refunding, Series A, 5.625%, 10/01/38 .....        14,000,000        12,951,820
    Richardson GO, Hotel Occupancy Certificates, Series A, FGIC Insured, Pre-Refunded,
       5.75%, 2/15/21 ..................................................................         2,500,000         2,602,150
    Rio Grande City Consolidated ISD, GO, School Building, 5.00%, 8/15/37 ..............        10,510,000        10,727,662
    San Antonio Energy Acquisition Public Facility Corp. Revenue, Gas Supply Revenue,
       5.50%, 8/01/25 ..................................................................        10,000,000         8,533,400
    San Antonio Water Revenue, Systems, Refunding, FSA Insured, 5.00%,
       5/15/25 .........................................................................         5,000,000         5,101,150
       5/15/28 .........................................................................         5,000,000         5,058,650
    Southmost Regional Water Authority Water Supply Contract Revenue, MBIA Insured,
       5.00%, 9/01/25 ..................................................................         5,000,000         5,042,250
    Tarrant County Health Facilities Development Corp. Health System Revenue, Harris
       Methodist Health System, FGIC Insured, ETM, 6.00%, 9/01/24 ......................         4,000,000         4,777,680
    Tarrant County Health Facilities Development Corp. Revenue, Bethesda Living Centers,
       Series C, 5.75%,
          8/15/18 ......................................................................         1,570,000         1,332,333
          8/15/28 ......................................................................         3,900,000         2,762,838
    Texas City IDC Marine Terminal Revenue, ARCO Pipe Line Co. Project, Refunding,
       7.375%, 10/01/20 ................................................................           500,000           621,035
    Texas State GO, Veterans Housing Assistance, Fund II, Series C, 6.15%, 12/01/28 ....        10,000,000        10,050,800
    Texas State Revenue, Transportation Commission-Mobility Fund, Series A, 5.00%,
       4/01/33 .........................................................................        10,000,000        10,182,500
    Texas State Turnpike Authority Central Texas Turnpike System Revenue, Capital
       Appreciation, AMBAC Insured, zero cpn., 8/15/31 .................................        43,500,000         8,626,920
    Texas State University System Financing Revenue, Refunding, FSA Insured, 5.00%,
       3/15/26 .........................................................................         6,425,000         6,604,836
    Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical
       Center, Refunding and Improvement, Series A, 5.25%, 11/01/32 ....................         6,250,000         4,416,563
    University of Texas University Revenues, Financing System, Series A, Pre-Refunded,
       5.70%, 8/15/20 ..................................................................         1,000,000         1,014,550
    Waco Health Facilities Development Corp. FHA Insured Mortgage Revenue, Hillcrest
       Health System Project, Series A, MBIA Insured, 5.00%, 8/01/31 ...................        15,000,000        12,049,200
    Wylie ISD, GO,
       Pre-Refunded, 7.00%, 8/15/24 ....................................................           660,000           749,265
       Refunding, 7.00%, 8/15/24 .......................................................           340,000           365,578
                                                                                                             ---------------
                                                                                                                 657,246,690
                                                                                                             ---------------


                               48 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    UTAH 0.8%
    Intermountain Power Agency Power Supply Revenue, ETM, 6.15%, 7/01/14 ...............   $    16,000,000   $    16,002,400
    Salt Lake County College Revenue, Westminster College Project, Pre-Refunded, 5.625%,
       10/01/28 ........................................................................         3,305,000         3,407,191
    South Jordan Sales Tax Revenue, AMBAC Insured, Pre-Refunded, 5.20%, 8/15/26 ........         4,770,000         5,227,920
    South Valley Water Reclamation Facility Sewer Revenue, AMBAC Insured, 5.00%,
       8/15/30 .........................................................................         5,730,000         5,834,572
    St. George Electric Revenue, FSA Insured, 5.00%,
       6/01/33 .........................................................................         5,000,000         5,047,000
       6/01/38 .........................................................................         5,000,000         5,032,450
    Uintah County Municipal Building Authority Lease Revenue, 5.50%, 6/01/37 ...........         5,000,000         4,978,500
    Utah State Transit Authority Sales Tax Revenue, Series A, FSA Insured, 5.00%,
       6/15/36 .........................................................................        25,000,000        25,586,750
                                                                                                             ---------------
                                                                                                                  71,116,783
                                                                                                             ---------------
    VERMONT 0.5%
    Burlington Airport Revenue, Series A, MBIA Insured, 5.00%, 7/01/28 .................         5,780,000         4,945,946
    University of Vermont and State Agricultural College Revenue, Refunding, MBIA
       Insured, 5.00%, 10/01/30 ........................................................        12,210,000        12,389,853
    Vermont Educational and Health Buildings Financing Agency Revenue, Hospital,
       Fletcher Allen Health Care Project,
       Refunding, Series B, FSA Insured, 5.00%, 12/01/34 ............................        12,000,000        10,403,760
       Series A, 4.75%, 12/01/36 .......................................................         5,000,000         3,381,450
       Series A, AMBAC Insured, 6.125%, 12/01/27 .......................................        13,000,000        11,592,100
                                                                                                             ---------------
                                                                                                                  42,713,109
                                                                                                             ---------------
    VIRGINIA 0.4%
    Greater Richmond Convention Center Authority Hotel Tax Revenue, Refunding, MBIA
       Insured, 5.00%, 6/15/30 .........................................................        12,260,000        12,164,617
    Harrisonburg IDAR, Hospital Facilities, Rockingham Memorial Hospital, AMBAC Insured,
       5.00%, 8/15/31 ..................................................................         2,000,000         1,606,340
    Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured,
       5.125%, 7/01/18 .................................................................         2,000,000         2,000,300
    Norfolk Parking System Revenue, Refunding, Series A, MBIA Insured, 5.00%, 2/01/27 ..         5,000,000         5,119,800
    Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub Series H-1,
       MBIA Insured, 5.35%, 7/01/31 ....................................................        10,000,000        10,029,500
                                                                                                             ---------------
                                                                                                                  30,920,557
                                                                                                             ---------------
    WASHINGTON 3.8%
    Bellingham Housing Authority Revenue, Pacific Rim and Cascade Meadows Project,
       Refunding, MBIA Insured, 5.20%, 11/01/27 ........................................           200,000           186,620
    Central Puget Sound Regional Transportation Authority Sales and Use Tax Revenue,
       Series A, AMBAC Insured, 5.00%, 11/01/30 ........................................        20,000,000        20,299,400
    Chelan County PUD No. 1 Consolidated Revenue, Chelan Hydroelectric, Division I,
       Mandatory Put 7/01/28, Series A, FSA Insured, 5.25%, 7/01/33 ....................           200,000           190,268
    Clark County PUD No. 1 Generating System Revenue, Refunding, FSA Insured, 5.50%,
       1/01/25 .........................................................................        15,015,000        15,203,138
    Energy Northwest Electric Revenue, Columbia Generating Station, Refunding,
       Series A, 5.00%, 7/01/24 ........................................................        15,255,000        15,801,282
       Series B, FSA Insured, 5.35%, 7/01/18 ...........................................        11,500,000        12,339,730
    Goat Hill Properties Lease Revenue, Government Office Building Project, MBIA
        Insured, 5.00%, 12/01/33 .......................................................        18,500,000        18,615,440


                               Annual Report | 49

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    WASHINGTON (CONTINUED)
    Grant County PUD No. 2 Wanapum Hydro Electric Revenue, Refunding,
       Second Series A, MBIA Insured, 5.20%, 1/01/23 ...................................   $       250,000   $       252,037
       Series D, FSA Insured, 5.20%, 1/01/23 ...........................................         6,000,000         6,217,680
    King County GO, Limited Tax, Sewer, 5.125%, 1/01/33 ................................        10,000,000        10,240,400
    King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ......           130,000           130,774
    King County Public Hospital District No. 1 GO, Series B, 5.25%, 12/01/37 ...........         5,000,000         5,021,300
    Pierce County School District No. 320 Sumner GO, FSA Insured, Pre-Refunded, 6.00%,
       12/01/14 ........................................................................         2,000,000         2,164,460
    Pierce County School District No. 403 Bethel GO, FGIC Insured, 5.25%, 12/01/22 .....         5,000,000         5,184,050
    Port Seattle Revenue, Refunding, Series A,
       FGIC Insured, 5.00%, 4/01/31 ....................................................        21,680,000        21,423,092
       MBIA Insured, 5.00%, 7/01/33 ....................................................        10,000,000         9,779,800
    Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 .........................        10,000,000        10,203,300
    Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 ........................           300,000           303,069
    Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 .................           150,000           151,046
    Snohomish County USD No. 6 GO, 6.50%, 12/01/11 .....................................         7,000,000         7,565,320
    Twenty-Fifth Avenue Properties Washington Student Housing Revenue, MBIA Insured,
       5.125%, 6/01/22 .................................................................         2,925,000         2,960,919
       5.25%, 6/01/33 ..................................................................         9,770,000         9,222,001
    Washington State GO,
       AMBAC Insured, 5.00%, 1/01/31 ...................................................         7,925,000         8,059,012
       Motor Vehicle Fuel Tax, Series B, FGIC Insured, 5.00%, 7/01/27 ..................        10,000,000        10,240,300
       Series A, FGIC Insured, 5.00%, 7/01/27 ..........................................        10,000,000        10,240,300
       Various Purpose, Series C, FSA Insured, 5.25%, 1/01/26 ..........................        10,120,000        10,308,738
    Washington State Health Care Facilities Authority Revenue,
       MultiCare Health System, Refunding, MBIA Insured, 5.00%, 8/15/22 ................           250,000           239,445
       MultiCare Health System, Series B, Assured Guaranty, 6.00%, 8/15/39 .............         1,500,000         1,523,985
       MultiCare Health System, Series B, FSA Insured, 5.00%, 8/15/34 ..................        17,550,000        15,671,448
       MultiCare Health System, Series B, FSA Insured, 5.00%, 8/15/41 ..................         9,170,000         8,008,895
       Providence Health and Services, Refunding, Series A, FGIC Insured, 5.00%,
          10/01/36 .....................................................................         9,750,000         9,020,505
       Providence Health and Services, Refunding, Series C, FSA Insured, 5.25%,
          10/01/33 .....................................................................        10,000,000        10,154,000
       Providence Health and Services, Series A, FGIC Insured, Pre-Refunded, 5.00%,
          10/01/36 .....................................................................           250,000           294,597
       Providence Services, MBIA Insured, Pre-Refunded, 5.50%, 12/01/26 ................         6,000,000         6,236,340
       Series C, Radian Insured, 5.50%, 8/15/36 ........................................        16,000,000        11,613,760
       Virginia Mason Medical, Series B, ACA Insured, 6.00%, 8/15/37 ...................        30,000,000        23,339,100
    Washington State Public Power Supply System Revenue,
       Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ......................         7,700,000         8,707,391
       Nuclear Project No. 3, Capital Appreciation, Refunding, Series B, zero cpn.,
          7/01/14 ......................................................................        12,450,000        10,586,359
       Nuclear Project No. 3, Capital Appreciation, Series B, ETM, zero cpn., 7/01/14 ..         2,550,000         2,261,773
       Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/12 ..................         6,400,000         5,937,728
       Nuclear Project No. 3, Refunding, Series B, zero cpn., 7/01/13 ..................        11,000,000         9,819,700
                                                                                                             ---------------
                                                                                                                 335,718,502
                                                                                                             ---------------
    WEST VIRGINIA 0.5%
    County Commission of Harrison County Solid Waste Disposal Revenue, Allegheny Energy
       Supply Co. LLC, Refunding, Series D, 5.50%, 10/15/37 ............................         9,000,000         7,231,770
    Pleasants County PCR, County Commission, Series F, 5.25%, 10/15/37 .................        14,000,000        11,369,540


                               50 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    MUNICIPAL BONDS (CONTINUED)
    WEST VIRGINIA (CONTINUED)
    West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ....................   $    10,000,000   $    10,771,500
    West Virginia State Water Development Water Revenue, Loan Program 2, Refunding,
       Series B, AMBAC Insured, 5.00%, 11/01/29 ........................................         7,500,000         7,539,225
    West Virginia University Revenues, Improvement, West Virginia University Projects,
       Series C, FGIC Insured, 5.00%, 10/01/34 .........................................        10,000,000         9,872,000
                                                                                                             ---------------
                                                                                                                  46,784,035
                                                                                                             ---------------
    WISCONSIN 0.5%
    Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .........................         2,200,000         2,021,184
    Wisconsin State General Fund Annual Appropriation Revenue, Series A, 6.00%,
       5/01/33 .........................................................................        25,290,000        26,729,507
    Wisconsin State Health and Educational Facilities Authority Revenue,
       Ministry Health, FSA Insured, 5.00%, 8/01/31 ....................................         1,500,000         1,394,055
       Ministry Health, FSA Insured, 5.00%, 8/01/34 ....................................         8,000,000         7,302,080
       Thedacare Inc., AMBAC Insured, 5.00%, 12/15/30 ..................................        10,000,000         7,764,200
                                                                                                             ---------------
                                                                                                                  45,211,026
                                                                                                             ---------------
    U.S. TERRITORIES 1.7%
    PUERTO RICO 1.6%
    Children's Trust Fund Puerto Rico Tobacco Settlement Revenue, Asset-Backed Bonds,
       Refunding, 5.375%, 5/15/33 ......................................................       20,780,000         16,961,052
    Puerto Rico Commonwealth Highway and Transportation Authority Highway Revenue,
       Series Y, Pre-Refunded,
          5.00%, 7/01/36 ...............................................................       62,000,000         73,163,720
          5.50%, 7/01/36 ...............................................................        7,000,000          8,490,510
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
       Refunding, Series K, 5.00%, 7/01/30 .............................................       19,190,000         16,156,445
    Puerto Rico Industrial Tourist Educational Medical and Environmental Control
       Facilities Financing Authority Industrial Revenue, Guaynabo Warehouse, Series A,
          5.15%, 7/01/19 ...............................................................          850,000            814,895
    Puerto Rico PBA Guaranteed Revenue, Government Facilities,
       Refunding, Series D, 5.25%, 7/01/27 .............................................        3,265,000          2,814,854
       Refunding, Series N, 5.00%, 7/01/37 .............................................       20,000,000         15,971,800
       Series D, Pre-Refunded, 5.25%, 7/01/27 ..........................................        8,735,000          9,632,521
                                                                                                             ---------------
                                                                                                                 144,005,797
                                                                                                             ---------------
    VIRGIN ISLANDS 0.1%
    Virgin Islands PFAR, Virgin Islands Matching Fund Loan Notes, senior lien, Refunding,
       Series A,
          5.50%, 10/01/18 ..............................................................        1,400,000          1,330,126
          5.50%, 10/01/22 ..............................................................        5,000,000          4,582,800
          5.625%, 10/01/25 .............................................................        1,900,000          1,744,105
    Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%,
       7/01/18 .........................................................................          500,000            475,240
                                                                                                             ---------------
                                                                                                                   8,132,271
                                                                                                             ---------------
    TOTAL U.S. TERRITORIES .............................................................                         152,138,068
                                                                                                             ---------------
    TOTAL MUNICIPAL BONDS BEFORE SHORT TERM INVESTMENTS
       (COST $8,767,149,282) ...........................................................                       8,565,982,016
                                                                                                             ---------------


                               Annual Report | 51

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    SHORT TERM INVESTMENTS 2.6%
    MUNICIPAL BONDS 2.6%
    COLORADO 0.1%
(e) Colorado Educational and Cultural Facilities Authority Revenue, National Jewish
       Federation Bond Program, Refunding, Series A-8, Daily VRDN and Put, 0.50%,
       9/01/35 .........................................................................   $     4,000,000   $     4,000,000
                                                                                                             ---------------
    FLORIDA 0.3%
(e) Broward County Educational Facilities Authority Revenue, Nova Southeastern
       University, Series A, Daily VRDN and Put, 0.45%, 4/01/38 ........................        13,400,000        13,400,000
(e) Florida State Municipal Power Agency Revenue, All Requirements Power Supply,
       Refunding, Series C, Daily VRDN and Put, 0.45%, 10/01/35 ........................        10,500,000        10,500,000
                                                                                                             ---------------
                                                                                                                  23,900,000
                                                                                                             ---------------
    IOWA 0.0%(b)
(e) Iowa State Finance Authority Health Care Facilities Revenue, Iowa Health Systems,
       Refunding, Series C, Daily VRDN and Put, 0.37%, 2/15/35 .........................         2,000,000         2,000,000
                                                                                                             ---------------
    KENTUCKY 0.0%(b)
(e) Lexington-Fayette Urban County Airport Board General Airport Revenue, Refunding,
       Series B, Daily VRDN and Put, 0.45%, 7/01/38 ....................................         1,100,000         1,100,000
(e) Shelby County Lease Revenue, Series A, Daily VRDN and Put, 0.45%, 9/01/34 ..........           700,000           700,000
                                                                                                             ---------------
                                                                                                                   1,800,000
                                                                                                             ---------------
    MARYLAND 0.0%(b)
(e) Maryland State Health and Higher Educational Facilities Authority Revenue, Upper
       Chesapeake Hospital, Refunding, Series A, Daily VRDN and Put, 0.45%, 1/01/43 ....         3,100,000         3,100,000
                                                                                                             ---------------
    MASSACHUSETTS 0.1%
(e) Massachusetts State Health and Educational Facilities Authority Revenue, Stonehill
       College, Series K, Daily VRDN and Put, 0.40%, 7/01/37 ...........................        12,000,000        12,000,000
                                                                                                             ---------------
    MICHIGAN 0.0%(b)
    Michigan Municipal Bond Authority Revenue, Notes, Series A-2, 3.00%, 8/20/09 .......         3,000,000         3,021,180
                                                                                                             ---------------
    MISSOURI 0.1%
(e) North Kansas City Hospital Revenue, North Kansas City Hospital, Refunding, Daily
       VRDN and Put, 0.52%, 11/01/33 ...................................................         5,810,000         5,810,000
                                                                                                             ---------------
    NEW HAMPSHIRE 0.3%
(e) New Hampshire Health and Education Facilities Authority Revenue,
       Dartmouth College, Refunding, Series A, Daily VRDN and Put, 0.45%, 6/01/31 ......        12,800,000        12,800,000
       University of North New Hampshire, Daily VRDN and Put, 0.50%, 7/01/33 ...........        11,400,000        11,400,000
                                                                                                             ---------------
                                                                                                                  24,200,000
                                                                                                             ---------------
    NEW YORK 0.1%
(e) New York City IDAR, Liberty, One Bryant Park LLC, Series B, Daily VRDN and Put,
       1.10%, 11/01/39 .................................................................         5,800,000         5,800,000
                                                                                                             ---------------
    NORTH CAROLINA 0.3%
(e) Charlotte-Mecklenburg Hospital Authority Health Care System Revenue, Carolinas
       HealthCare System, Refunding, Series C, Daily VRDN and Put, 0.45%, 1/15/26 ......         5,900,000         5,900,000
(e) North Carolina Medical Care Commission Health Care Facilities Revenue, Wake Forest
       University, Refunding, Series D, Daily VRDN and Put, 0.45%, 7/01/34 .............        21,300,000        21,300,000
                                                                                                             ---------------
                                                                                                                  27,200,000
                                                                                                             ---------------


                               52 | Annual Report

Franklin Federal Tax-Free Income Fund

                                                                                              PRINCIPAL
                                                                                                AMOUNT            VALUE
                                                                                           ---------------   ---------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MUNICIPAL BONDS (CONTINUED)
    OHIO 0.3%
(e) Allen County Hospital Facilities Revenue, Catholic Healthcare, Series A, Daily
       VRDN and Put, 0.45%, 10/01/31 ...................................................   $    12,000,000   $    12,000,000
(e) Cuyahoga County Revenue, Cleveland Clinic Health System Obligated Group, Series B,
       Sub Series B-1, Daily VRDN and Put, 0.35%, 1/01/39 ..............................         8,340,000         8,340,000
       Sub Series B-3, Daily VRDN and Put, 0.35%, 1/01/39 ..............................         6,000,000         6,000,000
                                                                                                             ---------------
                                                                                                                  26,340,000
                                                                                                             ---------------
    PENNSYLVANIA 0.1%
(e) Geisinger Authority Health System Revenue, Geisinger Health System, Refunding,
       Series A, Daily VRDN and Put, 0.32%, 5/15/35 ....................................         8,400,000         8,400,000
                                                                                                             ---------------
    TENNESSEE 0.5%
(e) Clarksville PBA Revenue, Metropolitan Government Nashville & Davidson, Refunding,
       Daily VRDN and Put, 0.45%, 7/01/26 ..............................................        10,700,000        10,700,000
(e) Montgomery County PBA Pooled Financing Revenue, Tennessee County Loan Pool, Daily
       VRDN and Put, 0.45%,
       4/01/32 .........................................................................        20,000,000        20,000,000
       7/01/34 .........................................................................         5,200,000         5,200,000
       2/01/36 .........................................................................        10,865,000        10,865,000
                                                                                                             ---------------
                                                                                                                  46,765,000
                                                                                                             ---------------
    TEXAS 0.3%
(e) Dallas Performing Arts Cultural Facilities Corp. Cultural Revenue, Dallas Arts
       Center Foundation, Refunding, Series B, Daily VRDN and Put, 0.45%, 9/01/41 ......         2,825,000         2,825,000
(e) Tarrant County Cultural Education Facilities Finance Corp. Revenue, Texas Health
       Resources, Refunding,
       Series C, Daily VRDN and Put, 0.37%, 11/15/33 ...................................        12,660,000        12,660,000
       Series D, Daily VRDN and Put, 0.35%, 11/15/19 ...................................         9,230,000         9,230,000
       Series G, Daily VRDN and Put, 0.35%, 11/15/33 ...................................         5,350,000         5,350,000
                                                                                                             ---------------
                                                                                                                  30,065,000
                                                                                                             ---------------
    VIRGINIA 0.1%
(e) Virginia Small Business Financing Authority Hospital Revenue, Carilion Clinic
       Obligation, Series B, Daily VRDN and Put, 0.45%, 7/01/42 ........................         6,350,000         6,350,000
                                                                                                             ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $230,733,168) ...................................                         230,751,180
                                                                                                             ---------------
    TOTAL INVESTMENTS (COST $8,997,882,450) 98.7% ......................................                       8,796,733,196
    OTHER ASSETS, LESS LIABILITIES 1.3% ................................................                         114,760,304
                                                                                                             ---------------
    NET ASSETS 100.0% ..................................................................                     $ 8,911,493,500
                                                                                                             ===============

See Abbreviations on page 64.

(a)  See Note 6 regarding defaulted securities.

(b)  Rounds to less than 0.1% of net assets.

(c)  Security purchased on a when-issued basis. See Note 1(b).

(d) The Internal Revenue Service has issued a preliminary adverse determination, ruling that the income generated by the bond is taxable. The issuer of the bond is contesting this determination and, until such time as this is finalized, the Fund will continue to recognize interest income earned on the bond as tax-exempt. The Trust's management believes that the final outcome of this matter will not have a material adverse impact to the Fund and/or its shareholders.

(e) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 53

Franklin Federal Tax-Free Income Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2009

Assets:
   Investments in securities:
      Cost ................................................................   $8,997,882,450
                                                                              --------------
      Value ...............................................................   $8,796,733,196
   Cash ...................................................................          598,879
   Receivables:
      Capital shares sold .................................................       33,488,790
      Interest ............................................................      137,795,656
   Other assets ...........................................................           14,277
                                                                              --------------
         Total assets .....................................................    8,968,630,798
                                                                              --------------
Liabilities:
   Payables:
      Investment securities purchased .....................................       44,436,633
      Capital shares redeemed .............................................        7,543,852
      Affiliates ..........................................................        4,570,317
   Accrued expenses and other liabilities .................................          586,496
                                                                              --------------
         Total liabilities ................................................       57,137,298
                                                                              --------------
            Net assets, at value ..........................................   $8,911,493,500
                                                                              ==============
Net assets consist of:
   Paid-in capital ........................................................   $9,138,503,284
   Undistributed net investment income ....................................        6,423,589
   Net unrealized appreciation (depreciation) .............................     (201,149,254)
   Accumulated net realized gain (loss) ...................................      (32,284,119)
                                                                              --------------
            Net assets, at value ..........................................   $8,911,493,500
                                                                              ==============
CLASS A:
   Net assets, at value ...................................................   $7,513,448,196
                                                                              ==============
   Shares outstanding .....................................................      669,978,213
                                                                              ==============
   Net asset value per share(a) ...........................................   $        11.21
                                                                              ==============
   Maximum offering price per share (net asset
      value per share / 95.75%) ...........................................   $        11.71
                                                                              ==============
CLASS B:
   Net assets, at value ...................................................   $  130,925,025
                                                                              ==============
   Shares outstanding .....................................................       11,682,175
                                                                              ==============
   Net asset value and maximum offering price per share(a) ................   $        11.21
                                                                              ==============
CLASS C:
   Net assets, at value ...................................................   $  808,779,117
                                                                              ==============
   Shares outstanding .....................................................       72,156,226
                                                                              ==============
   Net asset value and maximum offering price per share(a) ................   $        11.21
                                                                              ==============
ADVISOR CLASS:
   Net assets, at value ...................................................   $  458,341,162
                                                                              ==============
   Shares outstanding .....................................................       40,847,147
                                                                              ==============
   Net asset value and maximum offering price per share ...................   $        11.22
                                                                              ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               54 | Annual Report

Franklin Federal Tax-Free Income Fund

STATEMENT OF OPERATIONS
for the year ended April 30, 2009

Investment income:
   Interest ...............................................................   $  432,991,618
                                                                              --------------
Expenses:
   Management fees (Note 3a) ..............................................       36,889,195
   Distribution fees: (Note 3c)
      Class A .............................................................        6,381,236
      Class B .............................................................          981,110
      Class C .............................................................        4,431,395
   Transfer agent fees (Note 3e) ..........................................        3,490,139
   Custodian fees .........................................................          117,475
   Reports to shareholders ................................................          320,469
   Registration and filing fees ...........................................          480,231
   Professional fees ......................................................          179,984
   Trustees' fees and expenses ............................................          147,297
   Other ..................................................................          468,511
                                                                              --------------
      Total expenses ......................................................       53,887,042
                                                                              --------------
         Net investment income ............................................      379,104,576
                                                                              --------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments ..............................      (19,303,790)
   Net change in unrealized appreciation (depreciation) on investments ....     (383,243,520)
                                                                              --------------
Net realized and unrealized gain (loss) ...................................     (402,547,310)
                                                                              --------------
Net increase (decrease) in net assets resulting from operations ...........   $  (23,442,734)
                                                                              ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 55

Franklin Federal Tax-Free Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED APRIL 30,
                                                                 -------------------------------
                                                                      2009             2008
                                                                 --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ..................................   $  379,104,576   $  333,521,462
      Net realized gain (loss) from investments ..............      (19,303,790)      11,517,019
      Net change in unrealized appreciation (depreciation)
         on investments ......................................     (383,243,520)    (198,174,563)
                                                                 --------------   --------------
            Net increase (decrease) in net assets resulting
               from operations ...............................      (23,442,734)     146,863,918
                                                                 --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A .............................................     (327,476,118)    (296,797,995)
         Class B .............................................       (6,368,496)      (7,815,031)
         Class C .............................................      (28,395,043)     (19,060,067)
         Advisor Class .......................................      (16,864,421)     (10,463,677)
                                                                 --------------   --------------
   Total distributions to shareholders .......................     (379,104,078)    (334,136,770)
                                                                 --------------   --------------
   Capital share transactions: (Note 2)
         Class A .............................................      958,248,590      496,511,453
         Class B .............................................      (37,762,936)     (42,445,082)
         Class C .............................................      246,023,972      156,363,542
         Advisor Class .......................................      219,782,991       67,262,809
                                                                 --------------   --------------
   Total capital share transactions ..........................    1,386,292,617      677,692,722
                                                                 --------------   --------------
   Redemption fees ...........................................            6,691           41,626
                                                                 --------------   --------------
            Net increase (decrease) in net assets ............      983,752,496      490,461,496
Net assets:
   Beginning of year .........................................    7,927,741,004    7,437,279,508
                                                                 --------------   --------------
   End of year ...............................................   $8,911,493,500   $7,927,741,004
                                                                 ==============   ==============
Undistributed net investment income included in net assets:
   End of year ...............................................   $    6,423,589   $    6,664,172
                                                                 ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               56 | Annual Report

Franklin Federal Tax-Free Income Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES

Franklin Federal Tax-Free Income Fund (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of one fund, the Franklin Federal Tax-Free Income Fund (Fund). The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. SECURITY PURCHASED ON A WHEN-ISSUED AND DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 57

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of April 30, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.


                               58 | Annual Report

Franklin Federal Tax-Free Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNT POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. CAPITAL STOCK

At April 30, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                        YEAR ENDED APRIL 30,
                                   -------------------------------------------------------------
                                                2009                            2008
                                   ------------------------------   ----------------------------
                                      SHARES           AMOUNT          SHARES         AMOUNT
                                   ------------   ---------------   -----------   --------------
CLASS A SHARES:
   Shares sold .................    183,760,044   $ 2,023,595,648   101,551,266   $1,207,913,902
   Shares issued in reinvestment
      of distributions .........     17,333,298       193,105,436    14,477,906      171,713,716
   Shares redeemed .............   (115,174,267)   (1,258,452,494)  (74,373,549)    (883,116,165)
                                   ------------   ---------------   -----------   --------------
   Net increase (decrease) .....     85,919,075   $   958,248,590    41,655,623   $  496,511,453
                                   ============   ===============   ===========   ==============
CLASS B SHARES:
   Shares sold .................        932,865   $    10,195,617       421,738   $    5,009,341
   Shares issued in reinvestment
      of distributions .........        354,263         3,955,745       404,145        4,795,550
   Shares redeemed .............     (4,693,284)      (51,914,298)   (4,396,889)     (52,249,973)
                                   ------------   ---------------   -----------   --------------
   Net increase (decrease) .....     (3,406,156)  $   (37,762,936)   (3,571,006)  $  (42,445,082)
                                   ============   ===============   ===========   ==============


                               Annual Report | 59

Franklin Federal Tax-Free Income Fund

2. CAPITAL STOCK (CONTINUED)

                                                       YEAR ENDED APRIL 30,
                                   -------------------------------------------------------
                                               2009                        2008
                                   ---------------------------   -------------------------
                                     SHARES         AMOUNT         SHARES       AMOUNT
                                   -----------   -------------   ----------   ------------
CLASS C SHARES:
   Shares sold .................    33,971,494   $ 378,760,984   19,462,689   $230,755,127
   Shares issued in reinvestment
      of distributions .........     1,647,982      18,319,466    1,034,743     12,265,251
   Shares redeemed .............   (13,822,196)   (151,056,478)  (7,303,717)   (86,656,836)
                                   -----------   -------------   ----------   ------------
   Net increase (decrease) .....    21,797,280   $ 246,023,972   13,193,715   $156,363,542
                                   ===========   =============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .................    30,867,546   $ 343,764,397    9,910,900   $118,040,536
   Shares issued in reinvestment
      of distributions .........     1,007,637      11,135,603      355,208      4,207,356
   Shares redeemed .............   (12,422,841)   (135,117,009)  (4,663,037)   (54,985,083)
                                   -----------   -------------   ----------   ------------
   Net increase (decrease) .....    19,452,342   $ 219,782,991    5,603,071   $ 67,262,809
                                   ===========   =============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         Over $15 billion, up to and including $17.5 billion
       0.380%         Over $17.5 billion, up to and including $20 billion
       0.360%         In excess of $20 billion


                               60 | Annual Report

Franklin Federal Tax-Free Income Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .......................................................   0.10%
Class B .......................................................   0.65%
Class C .......................................................   0.65%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ............................................    $2,347,278
Contingent deferred sales charges retained ...................    $  612,166

E. TRANSFER AGENT FEES

For the year ended April 30, 2009, the Fund paid transfer agent fees of $3,490,139, of which $2,141,648 was retained by Investor Services.


                               Annual Report | 61

Franklin Federal Tax-Free Income Fund

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2009, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
   2012 .......................................................   $11,276,986
   2014 .......................................................     1,937,789
   2017 .......................................................    19,058,829
                                                                  -----------
                                                                  $32,273,604
                                                                  ===========

The tax character of distributions paid during the years ended April 30, 2009 and 2008, was as follows:

                                                     2009           2008
                                                 ------------   ------------
Distributions paid from - tax exempt income ..   $379,104,078   $334,136,770

At April 30, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed tax exempt and ordinary income for income tax purposes were as follows:

Cost of investments .........................    $8,996,677,274
                                                 ==============
Unrealized appreciation .....................    $  291,490,449
Unrealized depreciation .....................      (491,434,527)
                                                 --------------
Net unrealized appreciation (depreciation) ..    $ (199,944,078)
                                                 ==============
Undistributed tax exempt income .............    $    5,199,484
Undistributed ordinary income ...............             8,410
                                                 --------------
Distributable earnings ......................    $    5,207,894
                                                 ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of bond workout expenditures and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2009, aggregated $1,860,674,498 and $529,662,745, respectively.

6. DEFAULTED SECURITIES

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At April 30, 2009, the value of this security was $3,922,296, representing 0.04% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.


                               62 | Annual Report

Franklin Federal Tax-Free Income Fund

7. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $5,314 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended April 30, 2009, the Fund did not utilize the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on May 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At April 30, 2009, all of the Fund's investments in securities carried at fair value were in Level 2 inputs.


                               Annual Report | 63

Franklin Federal Tax-Free Income Fund

9. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Trust is currently evaluating the impact, if any, of applying FSP FAS 157-4.

ABBREVIATIONS

SELECTED PORTFOLIO

ACA     -   American Capital Access Holdings Inc.
AMBAC   -   American Municipal Bond Assurance Corp.
BHAC    -   Berkshire Hathaway Assurance Corp.
BIG     -   Bond Investors Guaranty Insurance Co.
            (acquired by MBIA in 1989 and no longer
            does business under this name)
CDA     -   Community Development Authority/Agency
CIFG    -   CDC IXIS Financial Guaranty
COP     -   Certificate of Participation
EDA     -   Economic Development Authority
EDC     -   Economic Development Corp.
EDR     -   Economic Development Revenue
ETM     -   Escrow to Maturity
FGIC    -   Financial Guaranty Insurance Co.
FHA     -   Federal Housing Authority/Agency
FICO    -   Financing Corp.
FNMA    -   Federal National Mortgage Association
FSA     -   Financial Security Assurance Inc.
GNMA    -   Government National Mortgage Association
GO      -   General Obligation
HDA     -   Housing Development Authority/Agency
HFA     -   Housing Finance Authority/Agency
HFAR    -   Housing Finance Authority Revenue
HFC     -   Housing Finance Corp.
IDA     -   Industrial Development Authority/Agency
IDAR    -   Industrial Development Authority Revenue
IDB     -   Industrial Development Bond/Board
IDC     -   Industrial Development Corp.
IDR     -   Industrial Development Revenue
ISD     -   Independent School District
MBIA    -   Municipal Bond Investors Assurance Corp.
MFHR    -   Multi-Family Housing Revenue
MFR     -   Multi-Family Revenue
MTA     -   Metropolitan Transit Authority
PBA     -   Public Building Authority
PCC     -   Pollution Control Corp.
PCR     -   Pollution Control Revenue
PFAR    -   Public Financing Authority Revenue
PUD     -   Public Utility District
RDA     -   Redevelopment Agency/Authority
RDAR    -   Redevelopment Agency Revenue
SFM     -   Single Family Mortgage
SFMR    -   Single Family Mortgage Revenue
USD     -   Unified/Union School District
XLCA    -   XL Capital Assurance


                               64 | Annual Report

Franklin Federal Tax-Free Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN FEDERAL TAX-FREE INCOME
FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 19, 2009


                               Annual Report | 65

Franklin Federal Tax-Free Income Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2009. A portion of the Fund's exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2010, shareholders will be notified of amounts for use in preparing their 2009 income tax returns.


                               66 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1982           135                       Bar-S Foods (meat packing company).
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928)        Trustee          Since 1998           112                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired; and FORMERLY, Vice President, senior member and President, Board of Administration, California Public Employees Retirement
Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937)                 Trustee          Since 2007           112                       Chevron Corporation (global energy
One Franklin Parkway                                                                            company) and ICO Global
San Mateo, CA 94403-1906                                                                        Communications (Holdings) Limited
                                                                                                (satellite company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor; and FORMERLY, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief
Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952)         Trustee          Since 2005           135                       Hess Corporation (exploration and
One Franklin Parkway                                                                            refining of oil and gas), H.J. Heinz
San Mateo, CA 94403-1906                                                                        Company (processed foods and allied
                                                                                                products), RTI International Metals,
                                                                                                Inc. (manufacture and distribution
                                                                                                of titanium), Canadian National
                                                                                                Railway (railroad) and White
                                                                                                Mountains Insurance Group, Ltd.
                                                                                                (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).


                               Annual Report | 67

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
FRANK W.T. LAHAYE (1929)        Trustee          Since 1982           112                       Center for Creative Land Recycling
One Franklin Parkway                                                                            (brownfield redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).

FRANK A. OLSON (1932)           Trustee          Since 2007           135                       Hess Corporation (exploration and
One Franklin Parkway San                                                                        refining of oil and gas) and
Mateo, CA 94403-1906                                                                            Sentient Jet (private jet service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2007           143                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959)           Lead             Trustee since        112                       None
One Franklin Parkway            Independent      2006 and Lead
San Mateo, CA 94403-1906        Trustee          Independent
                                                 Trustee since 2008

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee and      Trustee since        135                       None
One Franklin Parkway            Chairman of      1982 and
San Mateo, CA 94403-1906        the Board        Chairman of the
                                                 Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.


                               68 | Annual Report

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee          Since 2007           91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

SHEILA AMOROSO (1959)           Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

RAFAEL R. COSTAS, JR. (1965)    Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

Gardey Gaston (1962)       Chief            Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway            Executive
San Mateo, CA 94403-1906        Officer
                                -Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

GASTON GARDEY (1967)            Treasurer,       Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway            Chief Financial
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton
Investments.


                               Annual Report | 69

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
EDWARD L. GEARY (1962)          Vice President   Since March 2009     Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 46 of the investment companies in Franklin Templeton Investments.

ALIYA S. GORDON (1973)          Vice President   Since March 2009     Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)            Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   President and    Since 2002           Not Applicable            Not Applicable
One Franklin Parkway            Chief
San Mateo, CA 94403-1906        Executive
                                Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

KAREN L. SKIDMORE (1952)        Vice President   Since 2006           Not Applicable            Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).


                               70 | Annual Report

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
-------------------             --------------   ------------------   -----------------------   ------------------------------------
THOMAS WALSH (1961)             Vice President   Since 1999           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED JOHN B. WILSON AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. WILSON QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS CHIEF FINANCIAL OFFICER OF STAPLES, INC. FROM 1992 TO 1996. MR. WILSON HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE 2006. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. WILSON HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. WILSON IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 71

Franklin Federal Tax-Free Income Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Directors (Board), including a majority of non-interested or independent Directors, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Directors received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Directors, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other


                               72 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                               Annual Report | 73

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed its investment performance of its Class A shares during 2008 as well as the previous 10 years ended December 31, 2008, in comparison to a performance universe consisting of all retail and institutional general municipal debt funds as selected by Lipper. The Lipper report showed the income performance for the Fund during 2008 and on an annualized basis in each of the previous three-, five- and 10-year periods to be in the highest or second-highest quintile of its Lipper performance universe. The Lipper report showed the Fund's total return during 2008 to be above the median of the Lipper performance universe and to be in the highest or second-highest quintile of such universe in each of the previous three-, five- and 10-year periods on an annualized basis. The Board expressed its satisfaction with such performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for the Fund to be less than four basis points above its Lipper expense group median, and its actual total expense rate to be in the least expensive quintile of such expense group. The Board was satisfied with the expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal


                               74 | Annual Report

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continually refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund


                               Annual Report | 75

Franklin Federal Tax-Free Income Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; 0.44% on the next $2.5 billion of assets, with breakpoints continuing in stages thereafter until declining to a final breakpoint of 0.36% on assets in excess of $20 billion. The Fund had assets of approximately $7.9 billion at the end of 2008 and the Board believes that to the extent any economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               76 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)        One Franklin Parkway
                                                San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN FEDERAL TAX-FREE INCOME FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

116 A2009 06/09



      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.


(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $292,534 for the fiscal year ended April 30, 2009 and $325,694 for the fiscal year ended April 30, 2008.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended April 30, 2009 and $0 for the fiscal year ended April 30, 2008. The services for which these fees were paid included tax compliance and advice.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $10,704 for the fiscal year ended April 30, 2009 and $0 for the fiscal year ended April 30, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $273,373 for the fiscal year ended April 30, 2009 and $0 for the fiscal year ended April 30, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $290,077 for the fiscal year ended April 30, 2009 and $0 for the fiscal year ended April 30, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.      N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gardey Gaston, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gardey Gaston, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


FRANKLIN FEDERAL TAX-FREE INCOME FUND

By /s/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Laura F. Fergerson
   ------------------
      Laura F. Fergerson
      Chief Executive Officer - Finance and Administration
Date  June 25, 2009


By /s/Gardey Gaston
   ---------------------
      Gardey Gaston
      Chief Financial Officer and Chief Accounting Officer
Date  June 25, 2009